                                                                 EXHIBIT 10.34.3

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made effective as of August 31, 2004 (the "Effective Date"), by and among LA GRANGE ACQUISITION, L.P. ("Borrower"), a Texas limited partnership, and FLEET NATIONAL BANK, as administrative agent (in such capacity, "Administrative Agent"), and the Lenders referred to herein.

                              W I T N E S S E T H:

      WHEREAS, Borrower, Administrative Agent, FLEET SECURITIES, INC. (now BANC OF AMERICA SECURITIES LLC) and WACHOVIA CAPITAL MARKETS, LLC, as joint lead arrangers and book runners, WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent, THE ROYAL BANK OF SCOTLAND PLC and BNP PARIBAS, as co-documentation agents, BANK OF SCOTLAND, as senior managing agent, U.S. BANK NATIONAL ASSOCIATION and FORTIS CAPITAL CORP., as co-agents, and the Lenders party thereto ("Lenders") have entered into that certain Second Amended and Restated Credit Agreement dated as of January 20, 2004, as amended, supplemented and modified by (a) that certain First Amendment to Credit Agreement dated as of May 28, 2004 by and among Borrower, Administrative Agent, and the Lenders party thereto, (b) that certain term loan Commitment Increase Supplement dated as of June 1, 2004 by and among Borrower, Administrative Agent and the Lenders party thereto, (c) that certain Revolver Commitment Increase Supplement dated as of June 1, 2004 by and among Borrower, Administrative Agent and the Lenders party thereto, and (d) that certain Second Amendment to Credit Agreement dated as of June 1, 2004 by and among Borrower, Administrative Agent, and the Lenders party thereto (as so amended, supplemented, and modified, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to extend credit to Borrower as therein provided;

      WHEREAS, Borrower, Administrative Agent and Lenders party to this Amendment, which constitute Majority Lenders under the Original Agreement, desire to amend the Original Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

004726 000020 DALLAS 1786529.2

                                   ARTICLE I.
                           Definitions and References

      Section 1.1. Terms Defined in the Restated Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Restated Agreement (defined below) shall have the same meanings whenever used in this Amendment.

      Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.

      "Amendment" means this Third Amendment to Credit Agreement.

      "Amendment Documents" means this Amendment and the Consent and Agreement.

      "Consent and Agreement" means the Consent and Agreement in the form of Annex I hereto.

      "Credit Agreement" means the Original Agreement as amended hereby.

      "Restated Agreement" has the meaning given to such term in Section 2.1.

                                   ARTICLE II.
                 Amendment and Restatement of Original Agreement

      Section 2.1. Amendment and Restatement. The Original Agreement (excluding all Schedules and Exhibits thereto) shall be and is hereby amended and, as so amended, restated in its entirety such that, after giving effect to such amendment and restatement, it shall read in full as set forth in Annex II hereto (as set forth in such Annex II, the "Restated Agreement"). The Schedules and Exhibits to the Original Agreement are not amended hereby, and are hereby incorporated into the Restated Agreement. The rights and obligations of the parties to the Original Agreement with respect to the period prior to the Effective Date shall not be affected by such amendment and restatement.

                                  ARTICLE IIA.
                                 Limited Waivers

      Section 2A.1. Limited Waivers. Lenders hereby waive (a) any failure by Borrower to provide any reporting required to be delivered under the Original Agreement during the Fiscal Quarter ended August 31, 2004, to the extent such reporting is no longer required as a result of this Amendment, and (b) any failure by Borrower to comply with the terms of Section 7.3 of the Original Agreement as a result of Borrower's entry into Hedging Contracts, prior to the Effective Date of this Amendment, with counterparties that would

004726 000020 DALLAS 1786529.2
be deemed "Eligible Counterparties" (as defined in the Restated Agreement) after giving effect to this Amendment.

                                  ARTICLE III.
                           Conditions of Effectiveness

      Section 3.1. Effective Date. This Amendment shall become effective as of the Effective Date when and only when Administrative Agent shall have received all of the following, at Administrative Agent's office, in form and substance satisfactory to Agent:

      (a) this Amendment duly executed by Borrower, Administrative Agent and Majority Lenders;

      (b) the Consent and Agreement duly executed by each of the Guarantors; and

      (c) such other supporting documents as Agent may reasonably request.

                                   ARTICLE IV.
                         Representations and Warranties

      Section 4.1. Representations and Warranties of Borrower. In order to induce the Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that:

      (a) The representations and warranties contained in Article V of the Restated Agreement are true and correct at and as of the time of the effectiveness hereof.

      (b) Each Restricted Person has duly taken all action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations hereunder and thereunder. Borrower is duly authorized to borrow funds under the Credit Agreement.

      (c) The execution and delivery by the various Restricted Persons of the Amendment Documents to which each is a party, the performance by each of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by the various Amendment Documents, do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of any Restricted Person or any of its Affiliates, or (3) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person or any of its Affiliates, (ii) result in the acceleration of any Indebtedness owed by any Restricted Person or any of its Affiliates, or
(iii) result in or require the creation of any Lien upon any assets or properties of any Restricted Person or any of its Affiliates except as expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents or disclosed in the Disclosure Schedule, no permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any

004726 000020 DALLAS 1786529.2

Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

      (d) When duly executed and delivered each of the Amendment Documents and the Credit Agreement will be a legal, valid and binding obligation of each Restricted Person which is a party hereto or thereto, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

      (e) The financial statements and reports of Borrower required to be delivered to each Lender pursuant to Section 6.1(b) of the Credit Agreement for the Fiscal Quarter ended May 31, 2004 fairly present Borrower's Consolidated financial position at the date thereof and the Consolidated results of Borrower's operations for the Fiscal Quarter ended on such date. Since May 31, 2004 no Material Adverse Change has occurred. All of such financial statements and reports of Borrower were prepared in accordance with GAAP, and copies of such financial statements and reports of Borrower have heretofore been delivered to each Lender.

      (f) To the knowledge of Borrower, the financial statements and reports of Master Partnership required to be delivered to each Lender pursuant to Section 6.1(d) of the Credit Agreement for the Fiscal Quarter ended May 31, 2004 fairly present Master Partnership's Consolidated financial position at the date thereof and the Consolidated results of Master Partnership's operations for the Fiscal Quarter ended on such date. Since May 31, 2004 no Material Adverse Change has occurred. All of such financial statements and reports of Master Partnership were prepared in accordance with GAAP, and copies of such financial statements and reports of Master Partnership have heretofore been delivered to each Lender.

                                   ARTICLE V.
                                  Miscellaneous

      Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended and restated is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended and restated. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

      Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full.

004726 000020 DALLAS 1786529.2

All statements and agreements contained in any certificate or instrument delivered by Borrower or any Restricted Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

      Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

      Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

      Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]

004726 000020 DALLAS 1786529.2

      IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.

BORROWER:                                 LA GRANGE ACQUISITION, L.P.

                                          By: LA GP, LLC
                                              its general partner

                                              By: ______________________________
                                                  Renee Y. Lorenz
                                                  Treasurer

                                          FLEET NATIONAL BANK, as Administrative
                                          Agent, LC Issuer and a Lender

                                          By: __________________________________
                                              Name:
                                              Title:

004726 000020 DALLAS 1786529.2                SIGNATURE PAGES TO THIRD AMENDMENT

                        Signature Page to Third Amendment
                               to Credit Agreement

      In WITNESS WHEREOF, the undersigned Lender hereby consents to and enters into the Third Amendment to Credit Agreement dated effective as of August 31, 2004 among La Grange Acquisition, L.P., Fleet National Bank, as administrative agent, and the Lenders referred to therein.

                                          _____________________________________
                                          Name of Lender

                                          By: __________________________________
                                              Name:
                                              Title:

004726 000020 DALLAS 1786529.2                SIGNATURE PAGES TO THIRD AMENDMENT

                                     ANNEX I
                              Consent and Agreement

004726 000020 DALLAS 1786529.2                        ANNEX I TO THIRD AMENDMENT

                                    ANNEX II
                               Restated Agreement

004726 000020 DALLAS 1786529.2                       ANNEX II TO THIRD AMENDMENT

                              CONSENT AND AGREEMENT

                                 August 31, 2004

      Reference is hereby made to (i) that certain Third Amendment to Credit Agreement of even date herewith (the "Third Amendment") by and among La Grange Acquisition, L.P., a Texas limited partnership ("Borrower"), Fleet National Bank, as administrative agent ("Administrative Agent") and the Lenders party thereto ("Lenders"), (ii) that certain Second Amended and Restated Credit Agreement dated as of January 20, 2004 (as amended and supplemented by the Third Amendment, and as otherwise amended, supplemented, modified or restated, the "Credit Agreement") by and among Borrower, Administrative Agent and Lenders, and
(iii) the Guaranty, each Security Document and each other Loan Document to which any of the undersigned is a party. Terms that are defined in the Credit Agreement and used but not defined herein have the meanings given to them in the Credit Agreement.

      By its execution below, each of the undersigned hereby (a) consents to the provisions of the Third Amendment and the transactions contemplated therein, (b) ratifies and confirms each of the Loan Documents executed by it pursuant to the Credit Agreement (or any prior amendment or supplement to the Credit Agreement),
(c) agrees that all of its respective obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of the Third Amendment and the other documents and instruments executed in connection therewith, and (d) agrees that each Loan Document to which it is a party shall remain in full force and effect, as amended and supplemented.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

004726 000020 DALLAS 1786500.1

      IN WITNESS WHEREOF, this Consent and Agreement is executed as of the date first above written.

                                      ETC GAS COMPANY, LTD.

                                      By: LG PL, LLC, its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                      ETC TEXAS PIPELINE, LTD.

                                      By: LG PL, LLC, its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                      ETC OKLAHOMA PIPELINE, LTD.

                                      By: LG PL, LLC, its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                      ETC MARKETING, LTD.

                                      By: LGM, LLC, its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                                               SIGNATURE PAGE TO
                                             CONSENT AND AGREEMENT OF GUARANTORS
                                           [THIRD AMENDMENT TO CREDIT AGREEMENT]

                                      ETC OASIS, L.P.

                                      By: ETC OASIS GP, LLC, its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                      WHISKEY BAY GAS COMPANY, LTD.

                                      By: FIVE DAWACO, LLC, its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                      WHISKEY BAY GATHERING COMPANY, LTD.

                                      By: FIVE DAWACO, LLC, its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                      CHALKLEY TRANSMISSION COMPANY, LTD.

                                      By: FIVE DAWACO, LLC, its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                                               SIGNATURE PAGE TO
                                             CONSENT AND AGREEMENT OF GUARANTORS
                                           [THIRD AMENDMENT TO CREDIT AGREEMENT]

                                      TEXAS ENERGY TRANSFER COMPANY, LTD

                                      By: TETC, LLC, its general partner

                                      By: ______________________________________
                                          Renee Y. Lorenz
                                          Treasurer

                                      ET COMPANY I, LTD.

                                      By: FIVE DAWACO, LLC, its general partner

                                      By: ______________________________________
                                          Renee Y. Lorenz
                                          Treasurer

                                      OASIS PIPE LINE COMPANY

                                      By: ______________________________________
                                          Clay Kutch
                                          Secretary

                                      OASIS PIPE LINE FINANCE COMPANY

                                      By: ______________________________________
                                          Clay Kutch
                                          Secretary

                                      OASIS PARTNER COMPANY

                                      By: ______________________________________
                                          Clay Kutch
                                          Secretary

                                                               SIGNATURE PAGE TO
                                             CONSENT AND AGREEMENT OF GUARANTORS
                                           [THIRD AMENDMENT TO CREDIT AGREEMENT]

                                     OASIS PIPE LINE MANAGEMENT COMPANY

                                     By: _______________________________________
                                         Clay Kutch
                                         Secretary

                                     OASIS PIPE LINE COMPANY TEXAS L.P.

                                     By: Oasis Pipe Line Management Company, its
                                             general Partner

                                         By: ___________________________________
                                             Clay Kutch
                                             Secretary

                                     LA GP, LLC

                                     By: _______________________________________
                                         Renee Y. Lorenz
                                         Treasurer

                                     LG PL, LLC

                                     By: _______________________________________
                                         Renee Y. Lorenz
                                         Treasurer

                                     LGM, LLC

                                     By: _______________________________________
                                         Renee Y. Lorenz
                                         Treasurer

                                                               SIGNATURE PAGE TO
                                             CONSENT AND AGREEMENT OF GUARANTORS
                                           [THIRD AMENDMENT TO CREDIT AGREEMENT]

                                      ETC OASIS GP, LLC

                                      By: ______________________________________
                                          Renee Y. Lorenz
                                          Treasurer

                                      FIVE DAWACO, LLC

                                      By: ______________________________________
                                          Renee Y. Lorenz
                                          Treasurer

                                      TETC, LLC

                                      By: ______________________________________
                                          Renee Y. Lorenz
                                          Treasurer

                                      ET COMPANY I, LTD.

                                      By: FIVE DAWACO, LLC, its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                      ETC TEXAS PROCESSING, LTD.

                                      By: LG PL, LLC, its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                                               SIGNATURE PAGE TO
                                             CONSENT AND AGREEMENT OF GUARANTORS
                                           [THIRD AMENDMENT TO CREDIT AGREEMENT]

                                      ENERGY TRANSFER FUEL, LP

                                      By: Energy Transfer Fuel GP, LLC,
                                          its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                      ENERGY TRANSFER FUEL GP, LLC

                                      By: ______________________________________
                                          Renee Y. Lorenz
                                          Treasurer

                                      ETC KATY PIPELINE, LTD.

                                      By: LG PL, LLC,
                                          its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                      OASIS PIPELINE, LP

                                      By: ETC OASIS GP, LLC,
                                          its general partner

                                          By: __________________________________
                                              Renee Y. Lorenz
                                              Treasurer

                                                               SIGNATURE PAGE TO
                                             CONSENT AND AGREEMENT OF GUARANTORS
                                           [THIRD AMENDMENT TO CREDIT AGREEMENT]

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                         [CONFORMED THROUGH AUGUST 2004]

             -------------------------------------------------------

                          LA GRANGE ACQUISITION, L.P.,
                                  as Borrower,

                              FLEET NATIONAL BANK,
                            as Administrative Agent,

            FLEET SECURITIES, INC. and WACHOVIA CAPITAL MARKETS, LLC
                    as Joint Lead Arrangers and Book Runners,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as Syndication Agent,

                 THE ROYAL BANK OF SCOTLAND PLC and BNP PARIBAS,
                           as Co-Documentation Agents,

                                BANK OF SCOTLAND,
                            as Senior Managing Agent,

            U.S. BANK NATIONAL ASSOCIATION and FORTIS CAPITAL CORP.,
                                  as Co-Agents

                       and CERTAIN FINANCIAL INSTITUTIONS,

                                   as Lenders

             -------------------------------------------------------

                     $225,000,000 Revolving Credit Facility
                         $725,000,000 Term Loan Facility

                                January 20, 2004

                                    SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

                                TABLE OF CONTENTS

ARTICLE I - Definitions and References.......................................................................     1
     Section 1.1.   Defined Terms............................................................................     1
     Section 1.2.   Exhibits and Schedules; Additional Definitions...........................................    24
     Section 1.3.   Amendment of Defined Instruments.........................................................    24
     Section 1.4.   References and Titles....................................................................    24
     Section 1.5.   Calculations and Determinations..........................................................    24
     Section 1.6.   Joint Preparation; Construction of Indemnities and Releases..............................    25

ARTICLE II - The Loans.......................................................................................    25
     Section 2.1.   Commitments to Lend; Notes...............................................................    25
     Section 2.2.   Requests for New Loans...................................................................    26
     Section 2.3.   Continuations and Conversions of Existing Loans..........................................    27
     Section 2.4.   Use of Proceeds..........................................................................    28
     Section 2.5.   Optional Prepayments of Loans............................................................    29
     Section 2.6.   Mandatory Prepayments....................................................................    29
     Section 2.7.   Letters of Credit........................................................................    30
     Section 2.8.   Requesting Letters of Credit.............................................................    30
     Section 2.9.   Reimbursement and Participations.........................................................    31
     Section 2.10.  No Duty to Inquire.......................................................................    32
     Section 2.11.  LC Collateral............................................................................    33
     Section 2.12.  Interest Rates and Fees; Reduction in Commitment.........................................    34

ARTICLE III - Payments to Lenders............................................................................    36
     Section 3.1.   General Procedures.......................................................................    36
     Section 3.2.   Capital Reimbursement....................................................................    37
     Section 3.3.   Increased Cost of Eurodollar Loans or Letters of Credit..................................    38
     Section 3.4.   Notice; Change of Applicable Lending Office..............................................    39
     Section 3.5.   Availability.............................................................................    39
     Section 3.6.   Funding Losses...........................................................................    39
     Section 3.7.   Reimbursable Taxes.......................................................................    40
     Section 3.8.   Replacement of Lenders...................................................................    41

ARTICLE IV - Conditions Precedent to Credit..................................................................    41
     Section 4.1.   Documents to be Delivered................................................................    41
     Section 4.2.   Contemporaneous Closings.................................................................    43
     Section 4.3.   Additional Conditions Precedent..........................................................    43

ARTICLE V - Representations and Warranties...................................................................    44
     Section 5.1.   No Default...............................................................................    44
     Section 5.2.   Organization and Good Standing...........................................................    44
     Section 5.3.   Authorization............................................................................    45
     Section 5.4.   No Conflicts or Consents.................................................................    45
     Section 5.5.   Enforceable Obligations..................................................................    45
     Section 5.6.   Initial Financial Statements.............................................................    45

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

     Section 5.7.   Other Obligations and Restrictions.......................................................    46
     Section 5.8.   Full Disclosure..........................................................................    46
     Section 5.9.   Litigation...............................................................................    47
     Section 5.10.  Labor Disputes and Acts of God...........................................................    47
     Section 5.11.  ERISA Plans and Liabilities..............................................................    47
     Section 5.12.  Compliance with Laws.....................................................................    47
     Section 5.13.  Environmental Laws.......................................................................    48
     Section 5.14.  Names and Places of Business.............................................................    49
     Section 5.15.  Borrower's Subsidiaries..................................................................    50
     Section 5.16.  Title to Properties; Licenses............................................................    50
     Section 5.17.  Government Regulation....................................................................    50
     Section 5.18.  Insider..................................................................................    50
     Section 5.19.  Solvency.................................................................................    50
     Section 5.20.  Credit Arrangements......................................................................    51
     Section 5.21.  Consummation of Transaction..............................................................    51

ARTICLE VI - Affirmative Covenants...........................................................................    51
     Section 6.1.   Payment and Performance..................................................................    51
     Section 6.2.   Books, Financial Statements and Reports..................................................    51
     Section 6.3.   Other Information and Inspections........................................................    53
     Section 6.4.   Notice of Material Events and Change of Address..........................................    53
     Section 6.5.   Maintenance of Properties................................................................    54
     Section 6.6.   Maintenance of Existence and Qualifications..............................................    55
     Section 6.7.   Payment of Trade Liabilities, Taxes, etc.................................................    55
     Section 6.8.   Insurance................................................................................    55
     Section 6.9.   Performance on Borrower's Behalf.........................................................    56
     Section 6.10.  Interest.................................................................................    56
     Section 6.11.  Compliance with Agreements and Law.......................................................    56
     Section 6.12.  Environmental Matters; Environmental Reviews.............................................    56
     Section 6.13.  Evidence of Compliance...................................................................    57
     Section 6.14.  Agreement to Deliver Security Documents..................................................    57
     Section 6.15.  Perfection and Protection of Security Interests and Liens................................    57
     Section 6.16.  Bank Accounts; Offset....................................................................    57
     Section 6.17.  Guaranties of Subsidiaries...............................................................    58
     Section 6.18.  Compliance with Agreements...............................................................    58
     Section 6.19.  Rents....................................................................................    58
     Section 6.20.  Operating Practices......................................................................    59
     Section 6.21   Regarding the Systems....................................................................    59
     Section 6.22   Maintenance of Separateness..............................................................    59

ARTICLE VII - Negative Covenants.............................................................................    60
     Section 7.1.   Indebtedness.............................................................................    61
     Section 7.2.   Limitation on Liens......................................................................    61
     Section 7.3.   Hedging Contracts........................................................................    63
     Section 7.4.   Limitation on Mergers, Issuances of Securities...........................................    64
     Section 7.5.   Limitation on Sales of Property..........................................................    64

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

     Section 7.6.   Limitation on Dividends and Redemptions..................................................    66
     Section 7.7.   Limitation on Investments and New Businesses.............................................    66
     Section 7.8.   Limitation on Credit Extensions..........................................................    66
     Section 7.9.   Transactions with Affiliates.............................................................    67
     Section 7.10.  Prohibited  Contracts....................................................................    67
     Section 7.11.  Open Position; Trading...................................................................    67
     Section 7.12.  Deposit Accounts.........................................................................
     Section 7.13.  Commingling of Deposit Accounts and Accounts.............................................    68
     Section 7.14.  Financial Covenants......................................................................    68

ARTICLE VIII - Events of Default and Remedies................................................................    68
     Section 8.1.   Events of Default........................................................................    68
     Section 8.2.   Remedies.................................................................................    72
     Section 8.3.   Application of Proceeds after Acceleration...............................................    72

ARTICLE IX - Administrative Agent............................................................................    72
     Section 9.1.   Appointment and Authority................................................................    72
     Section 9.2.   Exculpation, Administrative Agent's Reliance, Etc........................................    73
     Section 9.3.   Credit Decisions.........................................................................    73
     Section 9.4.   Indemnification..........................................................................    73
     Section 9.5.   Rights as Lender.........................................................................    74
     Section 9.6.   Sharing of Set-Offs and Other Payments...................................................    74
     Section 9.7.   Investments..............................................................................    75
     Section 9.8.   Benefit of Article IX....................................................................    75
     Section 9.9.   Resignation..............................................................................    75
     Section 9.10.  Other Agents.............................................................................    76

ARTICLE X - Miscellaneous....................................................................................    76
     Section 10.1.  Waivers and Amendments; Acknowledgments..................................................    76
     Section 10.2.  Survival of Agreements; Cumulative Nature................................................    78
     Section 10.3.  Notices..................................................................................    78
     Section 10.4.  Payment of Expenses; Indemnity...........................................................    79
     Section 10.5.  Joint and Several Liability; Parties in Interest; Assignments; Replacement Notes.........    80
     Section 10.6.  Confidentiality..........................................................................    83
     Section 10.7.  Governing Law; Submission to Process.....................................................    83
     Section 10.8.  Limitation on Interest...................................................................    84
     Section 10.9.  Termination; Limited Survival............................................................    85
     Section 10.10. Severability.............................................................................    85
     Section 10.11. Counterparts; Fax........................................................................    85
     Section 10.12. Waiver of Jury Trial, Punitive Damages, etc..............................................    86
     Section 10.13. Restatement..............................................................................    86
     Section 10.14. Special Provisions.......................................................................    86

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

Schedules and Exhibits:

Schedule 1 - Lender Schedule
Schedule 2 - Disclosure Schedule
Schedule 3 - Security Schedule
Schedule 4 - Insurance Schedule

Exhibit A-1 - Revolver Promissory Note
Exhibit A-2 - Term Promissory Note
Exhibit B - Borrowing Notice
Exhibit C - Continuation/Conversion Notice
Exhibit D - Assignment and Acceptance Agreement
Exhibit E - Letter of Credit Application and Agreement
Exhibit F - Certificate Accompanying Financial Statements
Exhibit G - Opinion of Counsel for Restricted Persons
Exhibit H - Environmental Compliance Certificate

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT is made as of January 20, 2004, by and among LA GRANGE ACQUISITION, L.P. ("Borrower"), a Texas limited partnership, and FLEET NATIONAL BANK, as administrative agent, FLEET SECURITIES, INC. and WACHOVIA CAPITAL MARKETS, LLC, as joint lead arrangers and book runners, WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agent, THE ROYAL BANK OF SCOTLAND PLC and BNP PARIBAS, as co-documentation agents, BANK OF SCOTLAND, as senior managing agent, U.S. BANK NATIONAL ASSOCIATION and FORTIS CAPITAL CORP., as co-agents, and the Lenders referred to below.

                              W I T N E S S E T H:

      In consideration of the mutual covenants and agreements contained herein and in consideration of the loans which may hereafter be made by Lenders to, and the Letters of Credit that may hereafter be issued by the LC Issuer for the account of, Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                     ARTICLE I - Definitions and References

      Section 1.1 Defined Terms. As used in this Agreement, each of the following terms has the meaning given to such term in this Section 1.1 or in the sections and subsections referred to below:

      "Acquisition Agreement" means that certain Acquisition Agreement dated November 6, 2003 among La Grange Energy and General Partner.

      "Acquisition Period" means the period beginning with the funding of the purchase price for the TXU Fuel Acquisition, and ending 365 days after the commencement of such period.

      "Additional Indebtedness" means Indebtedness for borrowed money other than Indebtedness described in Section 7.1.

      "Adjusted Consolidated EBITDA" means, as of any date of determination for any applicable period, Consolidated EBITDA calculated (x) with respect to the Consolidated group comprised of General Partner and Master Partnership and its Subsidiaries (rather than with respect to the Consolidated group comprised of Borrower and its Subsidiaries), and (y) as if the term "Consolidated Net Income" were calculated with respect to the Consolidated group comprised of General Partner and Master Partnership and its Subsidiaries (rather than with respect to the Consolidated group comprised of Borrower and its Subsidiaries).

      "Adjusted Consolidated Funded Indebtedness" means Consolidated Funded Indebtedness calculated with respect to the Consolidated group comprised of General Partner and Master Partnership and its Subsidiaries (rather than with respect to the Consolidated group comprised of Borrower and its Subsidiaries).

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

      "Administrative Agent" means Fleet National Bank, as Administrative Agent hereunder, and its successors in such capacity.

      "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person; provided that a Person shall not be treated as an Affiliate solely as a result of the ownership of equity interests in such Person by Natural Gas Partners, if Ray Davis and Kelcy Warren have no direct or indirect interest in such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

            (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

            (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      "Aggregate Available Cash" means, with respect to any Fiscal Year, the sum of (i) the Available Cash of Borrower and its Subsidiaries with respect to such Fiscal Year (but not less than zero) plus (ii) the "available cash" (as defined in the Heritage Note Purchase Agreements as in effect on the date of this Agreement) of Heritage OLP and its Subsidiaries with respect to such Fiscal Year (but not less than zero).

      "Aggregate Partner Obligations" means, with respect to any Fiscal Year, the aggregate amount of payment obligations of the Master Partnership, including, without limitation, the Minimum Quarterly Distribution (as defined in the Partnership Agreement) on all Units with respect to such Fiscal Year.

      "Agreement" means this Second Amended and Restated Credit Agreement.

      "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of Base Rate Loans and such Lender's Eurodollar Lending Office in the case of Eurodollar Loans.

      "Applicable Leverage Level" means the level set forth below that corresponds to the applicable Leverage Ratio:

  Applicable
Leverage Level                     Leverage Ratio
--------------                     --------------
   Level I               greater than or equal to 3.25 to 1.0
   Level II              greater than or equal to 2.50 to 1.0
                         but less than 3.25 to 1.0
   Level III             greater than or equal to 2.00 to 1.0
                         but less than 2.50 to 1.0

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

Level IV                        less than 2.00 to 1.00

On the date hereof the Applicable Leverage Level shall be Level I. The Leverage Ratio shall be determined quarterly after the date hereof from time to time by Administrative Agent within two (2) Business Days after Administrative Agent's receipt of Borrower's Consolidated financial statements for the immediate preceding Fiscal Quarter beginning with its receipt of the financial statements for the Fiscal Quarter ended February 28, 2004. The Applicable Leverage Level shall become effective upon such determination of the Leverage Ratio by Administrative Agent and shall remain effective until the next such determination by Administrative Agent of the Leverage Ratio.

      "Available Cash" means, with respect to any Fiscal Quarter: (1) the sum, without duplication, of (a) all cash and Cash Equivalents of Borrower and its Subsidiaries on hand at the end of such Fiscal Quarter (including any reserves that have been established by Borrower to provide for the payment of distributions with respect to such Fiscal Quarter) and (b) all additional cash and Cash Equivalents of Borrower and its Subsidiaries on hand on the date of determination of Available Cash with respect to such Fiscal Quarter resulting from borrowings for working capital purposes made subsequent to the end of such Fiscal Quarter, less (2) the amount of any cash reserves that the General Partner determines in its reasonable discretion in accordance with the Partnership Agreement to be necessary or appropriate to (a) provide for the proper conduct of the business of Borrower and its Subsidiaries (including reserves for future capital expenditures) subsequent to such Fiscal Quarter, (b) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which Borrower or any of its Subsidiaries is a party or by which it is bound or its assets are subject and
(c) provide funds from cash and Cash Equivalents of Borrower and its Subsidiaries for distributions to partners of Master Partnership in respect of any one or more of the next four Fiscal Quarters; provided that disbursements made by Borrower or a Subsidiary of Borrower of cash reserves established, increased or reduced after the end of such Fiscal Quarter but on or before the date of determination of Available Cash with respect to such Fiscal Quarter shall be deemed to have been made, established, increased or reduced for purposes of determining Available Cash, within such Fiscal Quarter if General Partner so determines. In addition, without limiting the foregoing, Available Cash for any Fiscal Quarter shall reflect reserves equal to the Unused Proceeds Amount as of the date of determination.

      "Base Rate" means the higher of (a) the variable per annum rate of interest so designated from time to time by Administrative Agent as its "prime rate," or (b) the Federal Funds Rate plus one-half percent (0.5%) per annum. The "prime rate" is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. Changes in the Base Rate resulting from changes in the "prime rate" shall take place immediately without notice or demand of any kind.

      "Base Rate Loan" means a Loan which does not bear interest at the Eurodollar Rate.

      "Base Rate Margin" means, on any day, the percent per annum set forth below based on the Applicable Leverage Level in effect on such day.

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

Applicable Leverage Level                 Base Rate Margin
-------------------------                 ----------------
        Level I                                1.750%
        Level II                               1.375%
        Level III                              1.000%
        Level IV                               0.750%

Changes in the applicable Base Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the Base Rate Margin.

      "Borrower" means La Grange Acquisition, L.P., a Texas limited partnership.

      "Borrower's Percentage of Aggregate Available Cash" means, with respect to any Fiscal Quarter, the percentage determined by multiplying (a) a fraction consisting of a numerator equal to Borrower's Available Cash for such Fiscal Quarter and a denominator equal to the Aggregate Available Cash, by (b) 100.

      "Borrowing" means (a) a borrowing of new Loans of a single Type pursuant to Section 2.2 or (b) a Continuation or Conversion of all or a portion of an existing Revolver Loan (whether alone or as a combination with a new Revolver
Loan) or all or a portion of an existing Term Loan into a single Type (and, in the case of Eurodollar Loans, with the same Interest Period) pursuant to Section 2.3.

      "Borrowing Notice" means a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of Section 2.2.

      "Bossier Project" means the construction by Borrower of the approximately 78 mile natural gas pipeline extension from Limestone County, Texas that will connect with Borrower's existing infrastructure at the hub in Katy, Texas.

      "Business Day" means any day, other than a Saturday, Sunday or day which shall be in the Commonwealth of Massachusetts a legal holiday or day on which banking institutions are required or authorized to close. Any Business Day in any way relating to Eurodollar Loans (such as the day on which an Interest Period begins or ends) must also be a day on which commercial banks settle payments in London.

      "Capital Lease" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

      "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

      "Cash Equivalents" means Investments in:

      (a) marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America;

      (b) demand deposits and time deposits (including certificates of deposit) maturing within 12 months from the date of deposit thereof, (i) with any office of any Lender or (ii) with a domestic office of any national or state bank or trust company which is organized under the Laws of the United States of America or any state therein, which has capital, surplus and undivided profits of at least $500,000,000, and whose long-term certificates of deposit are rated BBB+ or Baa1 or better, respectively, by either Rating Agency;

      (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in subsection (a) above entered into with (i) any Lender or (ii) any other commercial bank meeting the specifications of subsection (b) above;

      (d) open market commercial paper, maturing within 270 days after acquisition thereof, which are rated at least P-1 by Moody's or A-1 by S&P; and

      (e) money market or other mutual funds substantially all of whose assets comprise securities of the types described in subsections (a) through (d) above.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

      "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System List of the Environmental Protection Agency.

      "Change of Control" means the existence of any of the following: (i) General Partner shall be engaged in any business or activities other than those permitted by the Partnership Agreement, as amended, (ii) General Partner shall not be the sole legal and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of all of the general partner interests of Master Partnership, (iii) the Control Group shall not be in Control of General Partner,
(iv) Master Partnership, either directly or indirectly through ownership of the Intermediate Entities, shall cease to be the sole legal and beneficial owner of all of the Equity interests of LA GP or the Borrower, (v) LA GP shall cease to be the sole general partner of Borrower, (vi) any Person or group of Persons acting in concert as a partnership or other group, other than the Control Group, shall be the legal or beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of more than 50% of the combined voting power of the then total partnership interests (including all securities that are convertible into partnership interests) of Master Partnership, or (vii) neither Ray Davis, Kelcy Warren nor any individual that has replaced either of such individuals and has been approved by the Administrative Agent in its sole discretion, shall be members of the executive management team of General Partner. As used herein "Control" means (i) with respect to a corporation or limited liability company, the legal and beneficial ownership (as defined above) of a majority of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managers, or managing members of such

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]
entity; (ii) with respect to a limited partnership with a corporation or limited liability company as a general partner, the Control of such general partner,
(iii) with respect to a limited partnership with a limited partnership as general partner, the Control of the general partner of the limited partnership that acts as general partner and the legal and beneficial ownership (as defined above) of limited partnership securities (on a fully diluted basis) having the ordinary power sufficient for the removal or selection of the general partner of such limited partnership or the possession of control over the removal and selection of the general partner of such limited partnership by voting agreement or other agreement binding upon the other limited partners of such limited partnership; and (iv) with respect to a general partnership, the legal and beneficial ownership (as defined above) of all the partnership securities. As used herein "Control Group" means a group of Persons that includes Ray Davis or Kelcy Warren or a limited partnership or other Person managed by Natural Gas Partners, which group includes only (A) Ray Davis, (B) Kelcy Warren, (C) Persons owned by or established for the benefit of such individuals or their respective heirs at law (such as entities or trusts established for estate planning purposes), or (D) limited partnerships or other Persons managed by Natural Gas Partners.

      "Closing Date" means the date on which all of the conditions precedent set forth in Sections 4.1 and 4.2 shall have been satisfied or waived.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

      "Collateral" means all property of any kind which is subject to a Lien in favor of Lenders (or in favor of Administrative Agent for the benefit of Lenders) or which, under the terms of any Security Document, is purported to be subject to such a Lien, in each case granted or created to secure all or part of the Obligations.

      "Commission" means the United States Securities Exchange Commission.

      "Commitment Fee Rate" means, on any day, the percent per annum set forth below based on the Applicable Leverage Level in effect on such day.

Applicable Leverage Level             Commitment Fee Rate
-------------------------             -------------------
           Level I                          0.500%
Level II, Level III or Level IV             0.375%

Changes in the applicable Commitment Fee Rate will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the Commitment Fee Rate.

      "Commitment Period" means the period from and including the date hereof until January 18, 2008 (or, if earlier, the day on which (i) the obligation of Lenders to make Loans hereunder and the obligation of LC Issuer to issue Letters of Credit hereunder have terminated or (ii) the Notes first become due and payable in full, whichever shall first occur).

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

      "Common Units" shall mean common units representing a limited partnership interest in Master Partnership.

      "Compliance Certificate" means Exhibit F hereto.

      "Consolidated" refers to the consolidation of any Person, in accordance with GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

      "Consolidated EBITDA" means, for any period, the sum of (1) the Consolidated Net Income of Borrower and its Consolidated Subsidiaries during such period, plus (2) all Consolidated Interest Expense which was deducted in determining such Consolidated Net Income, plus (3) all income taxes (including any franchise taxes to the extent based upon net income) which were deducted in determining such Consolidated Net Income, plus (4) all depreciation and amortization (including amortization of good will and debt issue costs) and any other non-cash charges which were deducted in determining such Consolidated Net Income, plus (5) one time costs incurred in connection with the closing of this Agreement and the Transactions up to the amount of $10,000,000, minus (6) all non-cash items of income which were included in determining such Consolidated Net Income. If, since the beginning of the four Fiscal Quarter period ending on the date for which Consolidated EBITDA is determined, any Restricted Person shall have made any asset disposition or acquisition, shall have consolidated or merged with or into Person (other than another Restricted Person), or shall have made any disposition of a Restricted Person or an acquisition of a Person that becomes a Restricted Person, Consolidated EBITDA shall be calculated giving pro forma effect thereto as if the disposition, acquisition, consolidation or merger had occurred on the first day of such period. Such pro forma effect shall be determined (i) in good faith by the chief financial officer, principal accounting officer or treasurer of Borrower and acceptable to Administrative Agent, and (ii) without giving effect to any anticipated or proposed change in operations, revenues, expenses or other items included in the computation of Consolidated EBITDA. Unless or until the Bossier Project shall have been sold or transferred (other than to another Restricted Person) or abandoned, with respect to each Fiscal Quarter beginning prior to the earlier of (i) September 1, 2004 or (ii) the 60th day following the commencement of commercial operations of the Bossier Project, Consolidated EBITDA for such Fiscal Quarter shall be increased by the amount of $6,250,000 and shall be decreased by the portion of Consolidated EBITDA, if any, derived from the operation of the Bossier Project during such Fiscal Quarter. In the event that a Restricted Person has commenced construction of any other pipeline, pipeline extension or other major capital project that has contracts for its use (each herein called a "Major Project"), upon a request of the Borrower with such supporting information as may be requested by Administrative Agent (which may include reports of a third party consultant), the Administrative Agent may, in its sole discretion and for the calculation dates as it determines to be appropriate, designate an increase to Consolidated EBITDA in such amount that the Administrative Agent determines would have been the increase on a pro forma basis in the consolidated EBITDA had such Major Project been in operation at the beginning of the applicable period to the extent attributable to such contracts. The pro forma effect referred to herein with respect to the assets and operations acquired in the

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

TXU Fuel Acquisition shall apply to each Fiscal Quarter beginning prior to July 1, 2004 and shall be deemed to be an addition to Consolidated EBITDA of $16,250,000 per Fiscal Quarter. Compliance with Section 7.14(a) shall be determined without pro forma adjustment to Consolidated EBITDA or to Consolidated Interest Expense.

      "Consolidated Funded Indebtedness" means as of any date, the sum of the following (without duplication): (i) all Indebtedness which is classified as "long-term indebtedness" on a Consolidated balance sheet of Borrower and its Consolidated Subsidiaries prepared as of such date in accordance with GAAP and any current maturities and other principal amount in respect of such Indebtedness due within one year but which was classified as "long-term indebtedness" at the creation thereof, (ii) indebtedness for borrowed money of Borrower and its Consolidated Subsidiaries outstanding under a revolving credit or similar agreement, notwithstanding the fact that any such borrowing is made within one year of the expiration of such agreement, and (iii) Indebtedness in respect of Capital Leases of Borrower and its Consolidated Subsidiaries.

      "Consolidated Interest Expense" means, for any period, all interest paid or accrued during such period on, and all fees and related charges in respect of, Indebtedness (including amortization of original issue discount and the interest component of any deferred payment obligations and Capital Lease Obligations) which was deducted in determining Consolidated Net Income during such period.

      "Consolidated Net Income" means, for any period, Borrower's and its Consolidated Subsidiaries' gross revenues for such period, minus Borrower's and its Consolidated Subsidiaries' expenses and other proper charges against income (including taxes on income to the extent imposed), determined on a Consolidated basis after eliminating earnings or losses attributable to outstanding minority interests and excluding the net earnings or losses of any Person other than a Subsidiary in which Borrower or any of its Subsidiaries has an ownership interest. Consolidated Net Income shall not include (i) any gain or loss from the sale of assets other than in the ordinary course of business, (ii) any extraordinary gains or losses, or (iii) any non-cash gains or losses resulting from mark to market activity as a result of SFAS 133. Consolidated Net Income for any period shall include any cash dividends and distributions actually received during such period from any Person other than a Subsidiary in which Borrower or any of its Subsidiaries has an ownership interest.

      "Continuation/Conversion Notice" means a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of Section 2.3.

      "Continue," "Continuation," and "Continued" shall refer to the continuation pursuant to Section 2.3 hereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period.

      "Contribution Agreement" means that certain Contribution Agreement of dated as of November 6, 2003 between La Grange Energy and Master Partnership.

      "Convert," "Conversion," and "Converted" shall refer to a conversion pursuant to Section 2.3 or Article III of one Type of Loan into another Type of Loan.

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

      "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

      "Default Rate" means, at the time in question, (i) two percent (2%) per annum plus the applicable Eurodollar Rate Margin plus the Eurodollar Rate then in effect for any Eurodollar Loan (up to the end of the applicable Interest Period), (ii) two percent (2%) per annum plus the applicable Base Rate Margin plus the Base Rate for each Base Rate Loan or Matured LC Obligation, or (iii) two percent (2%) per annum plus the applicable Letter of Credit Fee Rate for each Letter of Credit; provided, however, the Default Rate shall never exceed the Highest Lawful Rate

      "Default Rate Period" means any period during which an Event of Default is continuing.

      "Disclosure Schedule" means Schedule 2 hereto.

      "Dollars" and "$" means the lawful currency of the United States of America, except where otherwise specified.

      "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" in the Lender Schedule hereto, or such other office as such Lender may from time to time specify to Borrower and Administrative Agent; with respect to LC Issuer, the office, branch, or agency through which it issues Letters of Credit; and, with respect to Administrative Agent, the office, branch, or agency through which it administers this Agreement.

      "Eligible Counterparty" means, with respect to a counterparty on a Hedging Contract; (a) such counterparty has, or its obligations thereunder are guaranteed by a Person that has, a long term unsecured and unenhanced debt obligation rating of BBB+ or Baa1 or better, respectively, by either Rating Agency, (b) such counterparty is a Lender or an Affiliate of a Lender; or (c) after taking into account the effect of any legally enforceable netting agreement relating to the Hedging Contracts of such counterparty, the aggregate mark-to-market value for all Hedging Contracts of counterparties, other than counterparties under clauses (a) or (b), does not exceed $2,000,000.

      "Eligible Transferee" means a Person which either (a) is a Lender or an Affiliate of a Lender, or (b) is consented to as an Eligible Transferee by Administrative Agent and, so long as no Default or Event of Default is continuing, by Borrower, which consents in each case will not be unreasonably withheld (provided that no Person organized outside the United States may be an Eligible Transferee if Borrower would be required to pay withholding taxes on interest or principal owed to such Person).

      "Environmental Laws" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing,

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]
distribution use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

      "Equity" means shares of capital stock or a partnership, profits, capital or member interest, or options, warrants or any other right to substitute for or otherwise acquire the capital stock or a partnership, profits, capital or member interest of any Person.

      "Equity Contribution" means any contribution to the equity capital of any Person whether or not occurring in connection with the issuance or sale of Equity by such Person.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

      "ERISA Affiliate" means each Restricted Person and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with such Restricted Person, are treated as a single employer under Section 414 of the Code.

      "ERISA Plan" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Restricted Person has a fixed or contingent liability.

      "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" on the Lender Schedule hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrower and Administrative Agent.

      "Eurodollar Loan" means a Loan that bears interest at a rate based upon the Eurodollar Rate.

      "Eurodollar Rate" means, as applicable to any Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) as determined on the basis of offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on Telerate Page 3750 (or any successor page) as of 11:00 a.m. London time on the day that is two Business Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate system on any applicable interest determination date, the Eurodollar Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to such Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the date that is two Business Days preceding the first day of such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%). If both the Telerate and Reuters system are unavailable, then the Eurodollar Rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m.

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

London time, on the day that is two Business Days preceding the first day of such Interest Period as selected by Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such Interest Period. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the Eurodollar Rate pursuant to such Eurodollar Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to Eurodollar deposits of any Lender, then for any period during which such Reserve Percentage shall apply, the Eurodollar Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage. "Reserve Percentage" means the maximum aggregate reserve requirement (including all basic, supplemental, marginal, special, emergency and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D. Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Loans. The Eurodollar Rate for any Eurodollar Loan shall change whenever the Reserve Percentage changes.

      "Eurodollar Rate Margin" means, on any day, the percent per annum set forth below based on the Applicable Leverage Level in effect on such day.

Applicable Leverage Level            Eurodollar Rate Margin
-------------------------            ----------------------
        Level I                              3.000%
        Level II                             2.625%
        Level III                            2.250%
        Level IV                             2.000%

Changes in the applicable Eurodollar Rate Margin will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the Eurodollar Rate Margin.

      "Event of Default" has the meaning given to such term in Section 8.1.

      "Excess Sale Proceeds" shall have the meaning set forth in Section 7.5(d).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

      "Existing Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of December 27, 2002 among Borrower, Administrative Agent and the financial institutions party thereto, as amended or supplemented to the date hereof.

      "Exiting Lender" means any Lender (as defined in the Existing Credit Agreement) that does not execute and deliver this Agreement, and does not have any commitments under this Agreement with respect to Revolver Loans, Term Loans or Letters of Credit.

      "Facility Usage" means, at the time in question, the aggregate amount of outstanding Loans and LC Obligations at such time.

      "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to Administrative Agent on such day on such transactions as determined by Administrative Agent.

      "First Purchase Payables" means the unpaid amount of any payable obligation related to the purchase of Hydrocarbon Inventory by Borrower which Administrative Agent determines will be secured by a statutory Lien, including but not limited to the statutory Liens, if any, created under the laws of Texas, New Mexico, Oklahoma or any other state.

      "Fiscal Quarter" means a three-month period ending on the last day of November, February, May and August. With respect to any period prior to the completion of four full Fiscal Quarters after the date of this Agreement (with respect to which Borrower's fiscal quarters had been on a calendar quarter basis), all calculations and determinations shall be made as if the actual fiscal quarter of Borrower during such period had been the three month periods ended on the last day of November, February, May and August.

      "Fiscal Year" means a twelve month period ending on August 31.

      "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of Borrower and its Consolidated Subsidiaries, are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or any such successor) in order for such principle or practice to continue as a generally accepted accounting principle or practice, all reports and financial statements required hereunder with respect to Borrower or with respect to Borrower and its Consolidated Subsidiaries may be prepared in accordance with such change, but all calculations and determinations to be made hereunder may

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]
be made in accordance with such change only after notice of such change is given to each Lender, and Borrower and Majority Lenders agree to such change insofar as it affects the accounting of Borrower or of Borrower and its Consolidated Subsidiaries.

      "General Partner" means U.S. Propane, L.P., a Delaware limited partnership.

      "Guarantors" means any Person who has guaranteed some or all of the Obligations and who has been accepted by Administrative Agent as a Guarantor and any Subsidiary of Borrower, which now or hereafter executes and delivers a guaranty to Administrative Agent pursuant to Section 6.17.

      "Hazardous Materials" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

      "Hedging Contract" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

      "Heritage Note Purchase Agreements" means collectively, (a) the Note Purchase Agreement dated as of June 25, 1996, among Heritage OLP and the purchasers named therein, as amended and supplemented; (b) the Note Purchase Agreement dated as of November 19, 1997, among Heritage OLP and the purchasers named therein, as amended and supplemented; and (c) the Note Purchase Agreement dated as of August 10, 2000 among Heritage OLP and the purchasers named therein, as amended and supplemented.

      "Heritage OLP" means Heritage Operating, L.P., a Delaware limited partnership.

      "Highest Lawful Rate" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge, or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender Party as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

      "HHI" means Heritage Holdings, Inc., a Delaware corporation.

      "Hydrocarbon Inventory" means natural gas and all other gaseous hydrocarbons including the liquid products of processing and any other natural gas liquids.

      "Indebtedness" of any Person means its Liabilities (without duplication) in any of the following categories:

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

      (a) Liabilities for borrowed money,

      (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services,

      (c) Liabilities evidenced by a bond (other than Liabilities in respect of surety bonds issued in the ordinary cause of business), debenture, note or similar instrument,

      (d) Liabilities (other than reserves for taxes and reserves for contingent obligations) which (i) would under GAAP be shown on such Person's balance sheet as a liability and (ii) are payable more than one year from the date of creation or incurrence thereof,

      (e) Liabilities arising under Hedging Contracts (on a net basis to the extent netting is provided for in the applicable Hedging Contract),

      (f) Liabilities constituting principal under Capital Leases,

      (g) Liabilities arising under conditional sales or other title retention agreements,

      (h) Liabilities owing under direct or indirect guaranties of Liabilities of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection,

      (i) Liabilities consisting of an obligation to purchase or redeem securities or other property, if such Liabilities arise out of or in connection with the sale or issuance of the same or similar securities or property (for example, repurchase agreements, mandatorily redeemable preferred stock and sale/leaseback agreements),

      (j) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor,

      (k) Liabilities with respect to banker's acceptances, or

      (l) Liabilities with respect to obligations to deliver goods or services in consideration of advance payments therefor;

provided, however, that the "Indebtedness" of any Person shall not include Liabilities that were incurred in the ordinary course of business by such Person on ordinary trade terms to vendors, suppliers or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until (i) such Liabilities are outstanding more than 120 days after the date the respective goods are delivered or the respective services are rendered, and (ii) such Person is not in good faith contesting such Liabilities by appropriate proceedings, if required, or is not maintaining adequate reserves with respect to such Liabilities on its books in accordance with GAAP.

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

      "Initial Borrower Financial Statements" means (a) the unaudited quarterly Consolidated financial statements of Borrower as of September 30, 2003, and (b) the audited annual financial statements of Borrower as of August 31, 2003.

      "Initial Financial Statements" means (a) the Initial Borrower Financial Statements, (b) the Initial Master Partnership Financial Statements, and (c) the Initial Pro Forma Financial Statements.

      "Initial Master Partnership Financial Statements" means (a) the unaudited quarterly Consolidated financial statements of Master Partnership as of November 30, 2003, and (b) the audited annual financial statements of Master Partnership as of August 31, 2003.

      "Initial Pro Forma Financial Statements" means (a) the pro forma balance sheet of Borrower and its Consolidated Subsidiaries as of December 31, 2003 and the pro forma statements of total earnings and cash flows of Borrower and its Consolidated Subsidiaries for the 12 month period ended as of December 31, 2003, giving effect to the Transactions as if the Transactions had been consummated on such date, and reflecting results of operations on a pro forma basis satisfactory to Administrative Agent, and (b) the pro forma combined financial statements of Master Partnership and its Subsidiaries, including Borrower and its Subsidiaries, as of August 31, 2003, giving effect to the Transactions as if the Transactions had been consummated on such date, as included in the Form S-3 Registration Statement of the Master Partnership as amended and filed with the Commission as of January 9, 2004.

      "Initial Projections" means (a) a business and financial plan for Borrower and its Subsidiaries (in form reasonably satisfactory to Administrative Agent), prepared or caused to be prepared by a senior financial officer of Borrower, setting forth the financial projections and budgets of Borrower for each of the four annual periods beginning January 1, 2004, 2005, 2006 and 2007, and (b) a Consolidated business and financial plan for Master Partnership and its Subsidiaries (in form reasonably satisfactory to Administrative Agent), prepared or caused to be prepared by a senior financial officer of General Partner, setting forth the financial projections and budgets of Borrower for each of the four annual periods beginning January 1, 2004, 2005, 2006 and 2007.

      "Insurance Schedule" means Schedule 4 attached hereto.

      "Interest Period" means, with respect to each particular Eurodollar Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, six or, if available to each Lender, twelve months thereafter, as Borrower may elect in such notice; provided that: (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month;

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]
and (c) notwithstanding the foregoing, no Interest Period may be selected that would end after the last day of the Commitment Period.

      "Intermediate Entities" means Heritage ETC, L.P., which is a Delaware limited partnership, a wholly owned subsidiary of Master Partnership and the owner of all of the limited partnership interests in Borrower, and Heritage ETC GP, L.L.C., which is a Delaware limited liability company, a wholly owned subsidiary of Master Partnership and the owner of all of the general partnership interests in Heritage ETC, L.P.

      "Investment" means any investment made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property or by any other means.

      "LA GP" means LA GP LLC, a Texas limited liability company and the general partner of Borrower.

      "La Grange Energy" means La Grange Energy, L.P., a Texas limited partnership.

      "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, state, province or other political subdivision thereof.

      "LC Application" means any application for a Letter of Credit hereafter made by Borrower to LC Issuer.

      "LC Collateral" has the meaning given to such term in Section 2.11(a).

      "LC Issuer" means Fleet National Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity. Administrative Agent may, with the consent of Borrower and the Lender in question, appoint any Lender hereunder as an LC Issuer in place of or in addition to Fleet National Bank.

      "LC Obligations" means, at the time in question, the sum of all Matured LC Obligations plus the maximum amounts which LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

      "Lender Hedging Obligations" means all obligations arising from time to time under Hedging Contracts entered into from time to time between Borrower or any of its Subsidiaries and a counterparty that is a Lender or an Affiliate of a Lender; provided (a) that if such counterparty ceases to be a Lender hereunder or an Affiliate of a Lender hereunder, Lender Hedging Obligations shall only include such obligations to the extent arising from transactions entered into at the time such counterparty was a Lender hereunder or an Affiliate of a Lender hereunder, and (b) that for any of the forgoing to be included within "Lender Hedging Obligations" hereunder, the applicable counterparty and Borrower must have provided

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

Administrative Agent written notice of the existence thereof certifying that such transaction is a Lender Hedging Obligation and is not prohibited under this Agreement.

      "Lender Parties" means Administrative Agent, LC Issuer, and all Lenders.

      "Lender Schedule" means Schedule 1 hereto, as it may be revised pursuant to Section 10.5(c)(ii) or Section 2.13.

      "Lenders" means each signatory hereto (other than Borrower and any Restricted Person that is a party hereto), including Fleet National Bank, in its capacity as a Lender hereunder rather than as Administrative Agent and LC Issuer, and Wachovia Bank, in its capacity as a Lender hereunder rather than as Syndication Agent, and the successors and each permitted assign of each such party as holder of a Note.

      "Letter of Credit" means any letter of credit issued by LC Issuer hereunder.

      "Letter of Credit Fee Rate" means, on any day, the percent per annum set forth below based on the Applicable Leverage Level in effect on such day.

Applicable Leverage Level             LC Fee Rate
-------------------------             -----------
        Level I                         3.000%
        Level II                        2.625%
        Level III                       2.250%
        Level IV                        2.000%

Changes in the applicable Letter of Credit Fee Rate will occur automatically without prior notice as changes in the Applicable Leverage Level occur. Administrative Agent will give notice promptly to Borrower and Lenders of changes in the Letter of Credit Fee Rate.

      "Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness to (b) Consolidated EBITDA for the four Fiscal Quarter period most recently ended prior to the date of determination for which financial statements contemplated by Section 6.2(a) or (b) are available to Borrower.

      "Liabilities" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered liabilities pursuant to GAAP.

      "Lien" means, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit,

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]
production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

      "Loans" means the Revolver Loans and the Term Loans.

      "Loan Documents" means this Agreement, the Notes, the Security Documents, the Letters of Credit, the LC Applications, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

      "Maintenance Capital Expenditures" means, for any period, all amounts properly classified as capital expenditures under GAAP for maintenance of or repair or replacement of existing assets during such period or that are incurred to maintain existing operations, excluding all costs associated with new well hook-ups.

      "Majority Lenders" means any Lenders whose aggregate Percentage Shares equal or exceed fifty-one percent (51%).

      "Master Partnership" means Energy Transfer Partners, L.P., a Delaware limited partnership, formerly known as Heritage Propane Partners, L.P.

      "Material Adverse Change" means a material and adverse change, from the state of affairs presented in the Initial Borrower Financial Statements or as represented or warranted in any Loan Document, to (a) Borrower's Consolidated financial condition, (b) Borrower's Consolidated operations, properties or prospects, considered as a whole, (c) Borrower's ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Loan Document.

      "Material Adverse Effect" means (a) with respect to Borrower, (i) a material adverse effect on the financial condition, operations, properties or prospects of Borrower and Restricted Persons, taken as a whole, after giving effect to the Transactions, (ii) a material impairment of the ability of any Restricted Person to perform any of its obligations under the Loan Documents to which it is a party, or (iii) a material adverse effect on the enforceability of any of the Loan Documents, and (b) with respect to any other Person, a material adverse effect on the financial condition, operations, properties or prospects of such Person and its Subsidiaries, taken as a whole.

      "Matured LC Obligations" means all amounts paid by LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit and all other amounts due and owing to LC Issuer under any LC Application for any Letter of Credit, to the extent the same have not been repaid to LC Issuer (with the proceeds of Loans or otherwise).

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

      "Maturity Date" means January 18, 2008.

      "Maximum Facility Amount" means the sum of $500,000,000, as such amount may be increased as provided in Section 2.13.

      "Moody's" means Moody's Investors Service, Inc., or its successor.

      "Net Sale Proceeds" shall have the meaning set forth in Section 7.5(d).

      "Notes" means all Revolver Notes and all Term Notes.

      "Obligations" means all Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the Loan Documents, including all LC Obligations. "Obligation" means any part of the Obligations.

      "Partnership Agreement" means the Agreement of Limited Partnership of Master Partnership as in effect on the date of this Agreement.

      "Percentage Share" means, with respect to any Lender, the percentage obtained by dividing (a) the sum of the unpaid principal balance of such Lender's Term Loans at the time in question plus such Lender's Revolver Commitment (or, if such Lender's Revolver Commitment has been terminated, the unpaid principal balance of such Lender's Revolver Loans) by (b) the sum of the aggregate unpaid principal balance of all Term Loans at such time plus the Revolver Commitment of all Lenders (or, if the Revolver Commitment of all Lenders has been terminated, the unpaid principal balance of the Revolver Loans).

      "Permitted Acquisitions" means (A) the acquisition of all of the capital stock or other equity interest in a Person (exclusive of director qualifying shares and other equity interests required to be held by an Affiliate to comply with a requirement of Law) or (B) any other acquisition of all or a substantial portion of the business, assets or operations of a Person (whether in a single transaction or a series of related transactions) or (C) a merger or consolidation of any Person with or into a Restricted Person so long as the survivor is or becomes a Restricted Person upon consummation thereof (and Borrower is the survivor, if it is a party); provided, that (i) prior to and after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing; (ii) all representations and warranties contained in the Loan Documents shall be true and correct as if restated immediately following the consummation of such acquisition; and (iii) substantially all of such business, assets and operations so acquired, or of the Person so acquired, consist of Hydrocarbon Inventory marketing, gathering, transmission, processing, treating and pipeline operations.

      "Permitted HHI Investments" means: (a) a loan in an amount not to exceed $50,000,000 to HHI for the sole purpose of repaying the Seller Note delivered pursuant to the Stock Purchase Agreement, such loan to be evidenced by a promissory note on terms reasonably satisfactory to the Administrative Agent, or
(b) the Subscription Agreement, described in the Disclosure Schedule, between HHI and Oasis Pipeline Company as such Subscription Agreement exists on the date of this Agreement and purchases of shares of HHI required to be made pursuant thereto.

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

      "Permitted Inventory Liens" means any Lien, and the amount of any Liability secured thereby, on Hydrocarbon Inventory which would be a Permitted Lien under Section 7.2(ii)(b) (so long as such Lien is inchoate) or Section 7.2(ii)(d).

      "Permitted Investments" means:

      (a) Cash Equivalents,

      (b) Investments now owned or hereafter acquired in South Texas Gas Gathering's Dorado joint venture,

      (c) Investments by Borrower in any Wholly Owned Subsidiary of Borrower,

      (d) Permitted HHI Investments,

      (e) Investments in VanTex Energy Services, Ltd., VanTex Gas Pipeline Company, LLC, and VES Inc. described in the Disclosure Schedule, and Investments constituting (i) a 49% ownership interest of ET Company I, Ltd. in Ranger Pipeline, L.P., and (ii) a 50% ownership interest of Borrower and/or any of its Subsidiaries in Ranger MC Investors, Inc.,

      (f) Guaranties that constitute Indebtedness to the extent permitted by
      Section 7.1,

      (g) Investments by any Subsidiary of Borrower in Borrower or a Wholly-Owned Subsidiary of Borrower,

      (h) Investments (in addition to those permitted by clauses (a) through (g) of this definition) made by Borrower or any of its Subsidiaries in any Person incorporated or otherwise formed pursuant to the laws of the United States or Canada or any state or province thereof or the District of Columbia, engaged in the same line of business as Restricted Persons; provided that (i) the aggregate outstanding amount of all such Investments made by Borrower and its Subsidiaries shall not at any date of determination exceed 5% of the Consolidated Assets of the Borrower; (ii) all representations and warranties shall be true and correct and no Default or Event of Default shall have occurred and be continuing or will result, in each case immediately prior to and after giving effect to such acquisition, or

      (i) Investments made by Borrower or any of its Subsidiaries in a Person that is not engaged in the same line of business as Restricted Persons; provided that (i) the aggregate outstanding amount of all such Investments made by Borrower and its Subsidiaries shall not at any date of determination exceed $25,000,000 and (ii) all representations and warranties shall be true and correct and no Default or Event of Default shall have occurred and be continuing or will result, in each case immediately prior to and after giving effect to such acquisition.

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      The amount of any Investments outstanding under clause (h) or (i) shall be the amount actually invested (without adjustment for subsequent increases or decreases in the value of such Investment) reduced by the cash proceeds received upon the disposition of all or any part of any such Investments (less all costs thereof) and other cash received in respect of all or any part of any such Investments, in an aggregate amount up to but not in excess of the amount of all Investments permitted to be outstanding pursuant to the applicable clause.

      "Permitted Lien" has the meaning given to such term in Section 7.2.

      "Permitted Reinvestment" has the meaning given to such term in Section 7.5(d)(iii).

      "Permitted Subordinated Debt" means unsecured Indebtedness of Borrower (a) that by its express terms provides that it ranks subordinate or junior in right of payment to the payment and performance of the Obligations on terms acceptable to Majority Lenders, (b) incurred solely to finance working capital and capital expenditures related to Hydrocarbon Inventory gathering, transmission, processing, treating and pipeline operations, (c) in an aggregate amount outstanding at any time not to exceed an amount consented to by Majority Lenders pursuant to a written notification thereof from such Majority Lenders to Borrower, and (d) otherwise in form, substance and on terms acceptable to Administrative Agent and Majority Lenders.

      "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

      "Rating Agency" means either S&P or Moody's.

      "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

      "Release" has the meaning given such term in 42 U.S.C. Section 9601(22).

      "Restricted Person" means any of LA GP, Borrower and each Subsidiary of Borrower.

      "Revolver Commitment" means the amount of $175,000,000, as such amount may be reduced from time to time as provided in Section 2.6, reduced by Borrower from time to time as provided in Section 2.12, or increased as provided in
Section 2.13. Each Lender's Revolver Commitment shall be the amount set forth for such Lender on the Lender Schedule.

      "Revolver Facility Usage" means, at the time in question, the aggregate amount of outstanding Revolver Loans and LC Obligations at such time.

      "Revolver Loan" has the meaning given such term in Section 2.1(a).

      "Revolver Note" has the meaning given such term in Section 2.1(a).

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      "Revolver Percentage" means, with respect to any Lender, the percentage set forth as such Lender's Revolver Percentage, if any, on the Lender Schedule hereto.

      "S&P" means Standard & Poor's Ratings Services (a division of McGraw Hill, Inc.) or its successor.

      "Security Documents" means the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by any Restricted Person to Administrative Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or Lender Hedging Obligations or the performance of any Restricted Person's other duties and obligations under the Loan Documents.

      "Security Schedule" means Schedule 3 hereto.

      "Stock Purchase Agreement" means that certain Stock Purchase Agreement dated November 6, 2003 by and among General Partner, certain Sellers named therein, and Master Partnership.

      "Subordinated Units" shall mean subordinated units representing all of the limited partnership interest in Master Partnership not represented by Common Units.

      "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled or owned more than fifty percent by such Person.

      "Subsidiary GP" means LG PL, LLC, LGM LLC and ETC Oasis GP, LLC, each a Texas limited liability company and a general partner of a Subsidiary of the Borrower.

      "Syndication Agent" means Wachovia Bank, National Association, as syndication agent, and its successors in such capacity.

      "Systems" means all gathering systems, transmission pipelines, plants, compressors, storage facilities, injection stations, terminals, trucking operations, pumps and heaters, and the equipment, fixtures and improvements located thereon or used in connection therewith, in which any Restricted Person owns an interest.

      "Term Commitment" means $325,000,000, as such amount may be increased as provided in Section 2.13. Each Lender's Term Commitment shall be the amount set forth for such Lender on the Lender Schedule.

      "Term Loan" has the meaning given such term in Section 2.1(b).

      "Term Note" has the meaning given such term in Section 2.1(b).

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

      "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

      "Transactions" means, collectively, the transactions contemplated by the Transaction Documents.

      "Transaction Documents" means, collectively, (a) the Acquisition Agreement, (b) the Contribution Agreement, and (c) the Stock Purchase Agreement.

      "Tribunal" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

      "TXU Fuel" means TXU Fuel Company, a Texas corporation.

      "TXU Fuel Acquisition" means the purchase by Borrower or another Restricted Person of the Assets (as defined in the TXU Fuel Purchase Agreement), pursuant to and in accordance with the TXU Fuel Purchase Agreement.

      "TXU Fuel Purchase Agreement" means that certain Purchase and Sale Agreement dated April 25, 2004, by and between TXU Fuel and Master Partnership.

      "Type" means, with respect to any Loans, the characterization of such Loans as either Base Rate Loans or Eurodollar Loans.

      "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

      "Units" shall mean, collectively, the Common Units and the Subordinated Units.

      "Unused Proceeds Amount" has the meaning given in Section 7.5.

      "Wholly Owned Subsidiary" means any Subsidiary of a Person, all of the issued and outstanding stock, limited liability company membership interests, or partnership interests of which (including all rights or options to acquire such stock or interests) are directly or indirectly (through one or more Subsidiaries) owned by such Person, excluding any general partner

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                                       23
interests owned, directly or indirectly, by General Partner in any such Subsidiary that is a partnership, in each case such general partner interests not to exceed two percent (2%) of the aggregate ownership interests of any such partnership and directors' qualifying shares if applicable.

      Section 1.2 Exhibits and Schedules; Additional Definitions. All Exhibits and Schedules attached to this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

      Section 1.3 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

      Section 1.4 References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Exhibits and Schedules to any Loan Document shall be deemed incorporated by reference in such Loan Document. References to any document, instrument, or agreement (a) shall include all exhibits, schedules, and other attachments thereto, and (b) shall include all documents, instruments, or agreements issued or executed in replacement thereof. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Accounting terms have the meanings assigned to them by GAAP, as applied to the entity to which such terms refer. References to "days" shall mean calendar days, unless the term "Business Day" is used. Unless otherwise specified, references herein to any particular Person also refer to its successors and permitted assigns.

      Section 1.5 Calculations and Determinations. All calculations under the Loan Documents of interest chargeable with respect to Eurodollar Loans and of fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. All calculations under the Loan Documents of interest chargeable with respect to Base Rate Loans shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 or 366 days, as appropriate. Each determination by a Lender Party of amounts to be paid under Article III or any other matters which are to be

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

determined hereunder by a Lender Party (such as any Eurodollar Rate, Business Day, Interest Period, or Reserve Percentage) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Majority Lenders otherwise consent all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP, subject to the last sentence of the definition of GAAP.

      Section 1.6 Joint Preparation; Construction of Indemnities and Releases. This Agreement and the other Loan Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and no rule of construction shall apply hereto or thereto which would require or allow any Loan Document to be construed against any party because of its role in drafting such Loan Document. All indemnification and release provisions of this Agreement shall be construed broadly (and not narrowly) in favor of the Persons receiving indemnification or being released.

                  ARTICLE II - The Loans and Letters of Credit

      Section 2.1 Commitments to Lend; Notes.

      (a) Revolver Loans. Subject to the terms and conditions hereof, each Lender agrees to make loans to Borrower (herein called such Lender's "Revolver Loans") upon Borrower's request from time to time during the Commitment Period, provided that (i) subject to Sections 3.3, 3.4 and 3.6, all Lenders are requested to make Loans of the same Type in accordance with their respective Revolver Percentages and as part of the same Borrowing, and (ii) after giving effect to such Revolver Loans, the Revolver Facility Usage does not exceed the Revolver Commitment. The aggregate amount of all Revolver Loans in any Borrowing must be equal to $500,000 or any higher integral multiple of $100,000. Borrower may have no more than five (5) Borrowings of Eurodollar Loans that are Revolver Loans outstanding at any time. The obligation of Borrower to repay to each Lender the aggregate amount of all Revolver Loans made by such Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Revolver Note") made by Borrower payable to the order of such Lender in the form of Exhibit A-1 with appropriate insertions. The amount of principal owing on any Lender's Revolver Note at any given time shall be the aggregate amount of all Revolver Loans theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Revolver Note. Interest on each Revolver Note shall accrue and be due and payable as provided herein and therein. Each Revolver Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the last day of the Commitment Period. Subject to the terms and conditions of this Agreement, Borrower may borrow, repay, and reborrow under this Section 2.1(a).

      (b) Term Loans. Subject to the terms and conditions hereof (including
Section 10.14), each Lender agrees to make a single advance to Borrower (herein called such Lender's "Term Loans") on the Closing Date in the amount of such Lender's Term Commitment set forth on the Lender Schedule, provided that the aggregate amount of all Term Loans does not exceed the total Term Commitment. Term Loans shall consist of Base Rate Loans or Eurodollar Loans, or a combination thereof as Borrower may request in writing as provided in Section
2.2 or as

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                                       25
otherwise provided in Section 2.3; provided that Borrower may have no more than five (5) Borrowings of Eurodollar Loans that are Term Loans outstanding at any time. The obligation of Borrower to repay to each Lender the amount of the Term Loan made by such Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Term Note") made by Borrower payable to the order of such Lender in the form of Exhibit A-2 with appropriate insertions. The amount of principal owing on any Lender's Term Note at any given time shall be the amount of such Lender's Term Loan minus all payments of principal theretofore received by such Lender on such Term Note. Interest on each Term Note shall accrue and be due and payable as provided herein and therein. Each Term Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Maturity Date. No portion of any Term Loan that has been repaid may be reborrowed.

      Section 2.2 Requests for New Loans. Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of Loans to be funded by Lenders. Each such notice constitutes a "Borrowing Notice" hereunder and must:

      (a) specify (i) the aggregate amount of any such Borrowing of Base Rate Loans and the date on which such Base Rate Loans are to be advanced, or (ii) the aggregate amount of any such Borrowing of Eurodollar Loans, the date on which such Eurodollar Loans are to be advanced (which shall be the first day of the Interest Period which is to apply thereto), and the length of the applicable Interest Period;

      (b) in the case of the Loans on the Closing Date, specify whether the Loans are Revolver Loans or Term Loans; and

      (c) be received by Administrative Agent not later than 1:00 p.m., Boston, Massachusetts time, on (i) the day on which any such Base Rate Loans are to be made, or (ii) the third Business Day preceding the day on which any such Eurodollar Loans are to be made.

Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, Administrative Agent shall give each Lender prompt notice of the terms thereof. If all conditions precedent to such new Loans have been met, each Lender will on the date requested promptly remit to Administrative Agent at Administrative Agent's office in Boston, Massachusetts the amount of such Lender's Loan in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Loans have been neither met nor waived as provided herein, Administrative Agent shall promptly make such Loans available to Borrower. Unless Administrative Agent shall have received prompt notice from a Lender that such Lender will not make available to Administrative Agent such Lender's new Loan, Administrative Agent may in its discretion assume that such Lender has made such Loan available to Administrative Agent in accordance with this section and Administrative Agent may if it chooses, in reliance upon such assumption, make such Loan

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                                       26
available to Borrower. If and to the extent such Lender shall not so make its new Loan available to Administrative Agent, such Lender and Borrower severally agree to pay or repay to Administrative Agent within three days after demand the amount of such Loan together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is paid or repaid to Administrative Agent, with interest at (i) the Federal Funds Rate, if such Lender is making such payment and (ii) the interest rate applicable at the time to the other new Loans made on such date, if Borrower is making such repayment. If neither such Lender nor Borrower pays or repays to Administrative Agent such amount within such three-day period, Administrative Agent shall be entitled to recover from Borrower, on demand, in lieu of the interest provided for in the preceding sentence, interest thereon at the Default Rate, calculated from the date such amount was made available to Borrower. The failure of any Lender to make any new Loan to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its new Loan, but no Lender shall be responsible for the failure of any other Lender to make any new Loan to be made by such other Lender.

      Section 2.3 Continuations and Conversions of Existing Loans. Borrower may make the following elections with respect to Term Loans or Revolver Loans already outstanding: to Convert, in whole or in part, Base Rate Loans to Eurodollar Loans, to Convert, in whole or in part, Eurodollar Loans to Base Rate Loans on the last day of the Interest Period applicable thereto, and to Continue, in whole or in part, Eurodollar Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, Borrower may combine existing Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Loans made pursuant to one Borrowing into separate new Borrowings, provided that (i) Borrower may have no more than five (5) Borrowings of Eurodollar Loans that are Revolver Loans or five (5) Borrowings of Eurodollar Loans that are Term Loans outstanding at any time and (ii) no combinations may be made between Borrowings constituting Revolver Loans on the one hand and Borrowings constituting Term Loans on the other hand. To make any such election, Borrower must give to Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

      (a) specify the existing Loans which are to be Continued or Converted;

      (b) specify (i) the aggregate amount of any Borrowing of Base Rate Loans into which such existing Loans are to be Continued or Converted and the date on which such Continuation or Conversion is to occur, or (ii) the aggregate amount of any Borrowing of Eurodollar Loans into which such existing Loans are to be Continued or Converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Interest Period which is to apply to such Eurodollar Loans), and the length of the applicable Interest Period; and

      (c) be received by Administrative Agent not later than 1:00 p.m., Boston, Massachusetts time, on (i) the day on which any such Continuation or Conversion to Base Rate

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

Loans is to occur, or (ii) the third Business Day preceding the day on which any such Continuation or Conversion to Eurodollar Loans is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, Administrative Agent shall give each Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on Borrower. During the continuance of any Default, Borrower may not make any election to Convert existing Loans into Eurodollar Loans or Continue existing Loans as Eurodollar Loans beyond the expiration of their respective and corresponding Interest Period then in effect. If (due to the existence of a Default or for any other reason) Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing Eurodollar Loans at least three days prior to the end of the Interest Period applicable thereto, such Eurodollar Loans, to the extent not prepaid at the end of such Interest Period, shall automatically be Converted into Base Rate Loans at the end of such Interest Period. No new funds shall be repaid by Borrower or advanced by any Lender in connection with any Continuation or Conversion of existing Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate, Interest Period or Type applicable to already outstanding Loans.

      Section 2.4 Use of Proceeds. Borrower shall use all proceeds of the Term Loans (i) to refinance the term loans and the revolving loans under the Existing Credit Agreement and (ii) to pay in the ordinary course, on or after the Closing Date, the current liabilities of Borrower existing on the Closing Date, (iii) to finance a portion of the Transactions, (iv) to provide working capital after giving effect to the Transactions, and (v) to pay the out-of-pocket expenses incurred and fees payable in respect of the Transactions and this Agreement; provided, however, that Borrower shall use the proceeds from the Term Loans made pursuant to an increase in the Term Commitment under Section 2.13(a) for the purposes set forth in Section 2.13(a). Borrower shall use the proceeds of all Revolver Loans (i) to pay the out-of-pocket expenses incurred and fees payable in respect of the Transactions and this Agreement, (ii) for working capital purposes, and (iii) for general business purposes not specified in clauses (i) and (ii) of this sentence. Borrower may use the proceeds of the Term Loans or the Revolver Loans to fund a loan to HHI pursuant to clause (a) of the definition of Permitted HHI Investments. Borrower shall use all Letters of Credit solely for the purposes specified in Section 2.7(e). In no event shall any Loan or any Letter of Credit be used (i) directly or indirectly by any Person for personal, family, household or agricultural purposes, (ii) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or (iii) to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. Borrower represents and warrants that Borrower is not engaged principally, or as one of Borrower's important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

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

      Section 2.5 Optional Prepayments of Loans. Borrower may, upon three Business Days' notice to Administrative Agent (which notice shall be irrevocable, and Administrative Agent will promptly give notice to the other Lenders), from time to time and without premium or penalty (other than Eurodollar Loan breakage costs, if any) prepay the Loans, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the Loans equals $200,000 or any higher integral multiple of $100,000. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Loan Documents at the time of such prepayment.

      Section 2.6 Mandatory Prepayments.

      (a) Upon receipt of Net Sale Proceeds that are Excess Sale Proceeds, Borrower will immediately apply such Excess Sale Proceeds (i) first, prepay a principal amount of the outstanding Term Loans equal to the Excess Sale Proceeds and (ii) next, to the extent such Excess Sale Proceeds exceed the principal amount of the Term Loans, repay the Revolver Loans.

      (b) If at any time any Restricted Person shall incur any Additional Indebtedness, Borrower will (i) first, prepay a principal amount of the outstanding Term Loans equal to the net cash proceeds (net of underwriters', purchasers' or arrangers' discounts, commissions and fees, legal, accountancy, registration, or printing fees and expenses and other fees and expenses incurred in connection with such offering to be paid or reimbursed by the issuer and net of any taxes, if any, paid or payable as a result thereof) of such Additional Indebtedness and (ii) next, to the extent such net cash proceeds exceed the principal amount of the Term Loans, repay the Revolver Loans. The foregoing shall not be construed to permit the incurrence of Indebtedness not otherwise permitted by Section 7.1.

      (c) To the extent that any Restricted Person receives from time to time during the period after the Closing Date and on or before October 1, 2004 net cash proceeds (as defined below) of any Equity Contribution (other than contributions to a Subsidiary of Borrower from Borrower or from another Subsidiary of Borrower), but only to the extent that the aggregate amount of such net cash proceeds received during such period does not exceed $200,000,000, Borrower will repay a principal amount of the outstanding Revolver Loans (up to the outstanding balance thereof) in an amount equal to fifty percent (50%) of such net cash proceeds. Such repayment pursuant to the preceding sentence shall not reduce the amount of the Revolver Commitments, and amounts so repaid may be reborrowed, subject to the terms and conditions of this Agreement. To the extent that any Restricted Person receives net cash proceeds of any Equity Contribution (other than contributions to a Subsidiary of Borrower from Borrower or another Subsidiary of Borrower) (x) during the period after the Closing Date and on or before October 1, 2004 in excess of an aggregate amount of net cash proceeds received during such period of $200,000,000 or (y) at any time after October 1, 2004 (without regard to the amount of such net cash proceeds), Borrower will (i) first, prepay a principal amount of the outstanding Term Loans (up to the outstanding balance thereof) in an amount equal to fifty percent (50%) of such net cash proceeds and (ii) next, to the extent that such fifty percent (50%) of net cash proceeds exceeds the outstanding principal amount of the Term Loans, repay the principal

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amount of the Revolver Loans. As used in this Section 2.6(c), the term "net cash proceeds" shall mean the cash proceeds of an Equity Contribution net of underwriters', purchasers' or arrangers' discounts, commissions and fees, legal, accountancy, registration, or printing fees and expenses and other fees and expenses incurred in connection with an offering of Equity to be paid or reimbursed by the issuer and net of any taxes, if any, paid or payable as a result thereof.

      Section 2.7 Letters of Credit. Subject to the terms and conditions hereof, during the Commitment Period Borrower may request LC Issuer to issue, amend, or extend the expiration date of, one or more Letters of Credit for the account of Borrower or any Subsidiary of Borrower, provided that:

      (a) after taking such Letter of Credit into account, the aggregate amount of all outstanding LC Obligations does not exceed $40,000,000;

      (b) after taking such Letter of Credit into account, the Revolver Facility Usage does not exceed the Revolver Commitment at such time;

      (c) the expiration date of such Letter of Credit is prior to the earlier of (i) (A) 75 days after the issuance thereof if issued for the purposes set forth in clause (e)(i) of this Section, or (B) 365 days after the issuance thereof if issued for the purposes set forth in clause (e)(ii) of this Section, and (ii) 30 days prior to the end of the Commitment Period;

      (d) the issuance of such Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject LC Issuer to any cost which is not reimbursable under Article III;

      (e) such Letter of Credit is (i) related to the purchase or exchange by a Borrower or a Subsidiary of Borrower of Hydrocarbon Inventory or (ii) used for any other general company purpose of Borrower or a Subsidiary of Borrower and, in either case, is in form and upon terms as shall be acceptable to LC Issuer in its sole and absolute discretion;

      (f) all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.

LC Issuer will honor any such request if the foregoing conditions (a) through
(f) (in the following Section 2.8 called the "LC Conditions") have been met as of the date of issuance, amendment, or extension of such Letter of Credit.

      Section 2.8 Requesting Letters of Credit. Borrower must make written application for any Letter of Credit at least two Business Days before the date on which Borrower desires for LC Issuer to issue such Letter of Credit. By making any such written application, unless otherwise expressly stated therein, Borrower shall be deemed to have represented and warranted that the LC Conditions described in Section 2.7 will be met as of the date of issuance of such Letter of Credit. Each such written application for a Letter of Credit must be made in writing in the form and substance of Exhibit E, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by LC Issuer and Borrower). If all LC Conditions for a Letter of Credit have been met as described in Section 2.7

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on any Business Day before 1:00 p.m., Boston, Massachusetts time, LC Issuer will issue such Letter of Credit on the same Business Day at LC Issuer's Domestic Lending Office. If the LC Conditions are met as described in Section 2.7 on any Business Day on or after 1:00 p.m., Boston, Massachusetts time, LC Issuer will issue such Letter of Credit on the next succeeding Business Day at LC Issuer's Domestic Lending Office. If any provisions of any LC Application conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

      Section 2.9 Reimbursement and Participations.

      (a) Reimbursement. Each Matured LC Obligation shall constitute a loan by LC Issuer to Borrower. Borrower promises to pay to LC Issuer, or to LC Issuer's order, on demand, the full amount of each Matured LC Obligation together with interest thereon (i) at the Base Rate plus the Base Rate Margin to and including the second Business Day after the Matured LC Obligation is incurred and (ii) at the Default Rate applicable to Base Rate Loans on each day thereafter.

      (b) Letter of Credit Advances. If the beneficiary of any Letter of Credit makes a draft or other demand for payment thereunder then Borrower may, during the interval between the making thereof and the honoring thereof by LC Issuer, request Lenders to make Revolver Loans to Borrower in the amount of such draft or demand, which Revolver Loans shall be made concurrently with LC Issuer's payment of such draft or demand and shall be immediately used by LC Issuer to repay the amount of the resulting Matured LC Obligation. Such a request by Borrower shall be made in compliance with all of the provisions hereof, provided that for the purposes of the first sentence of Section 2.1, the amount of such Revolver Loans shall be considered, but the amount of the Matured LC Obligation to be concurrently paid by such Revolver Loans shall not be considered.

      (c) Participation by Lenders. LC Issuer irrevocably agrees to grant and hereby grants to each Lender, and - to induce LC Issuer to issue Letters of Credit hereunder - each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from LC Issuer, on the terms and conditions hereinafter stated and for such Lender's own account and risk an undivided interest equal to such Lender's Revolver Percentage of LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured LC Obligation paid by LC Issuer thereunder. Each Lender unconditionally and irrevocably agrees with LC Issuer that, if a Matured LC Obligation is paid under any Letter of Credit for which LC Issuer is not reimbursed in full by Borrower in accordance with the terms of this Agreement and the related LC Application (including any reimbursement by means of concurrent Revolver Loans or by the application of LC Collateral), such Lender shall (in all circumstances and without set-off or counterclaim) pay to LC Issuer on demand, in immediately available funds at LC Issuer's address for notices hereunder, such Lender's Revolver Percentage of such Matured LC Obligation (or any portion thereof which has not been reimbursed by Borrower). Each Lender's obligation to pay LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any Lender to LC Issuer pursuant to this subsection is paid by such Lender to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such

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Lender, on demand, interest thereon calculated from such due date at the Federal
Funds Rate. If any amount required to be paid by any Lender to LC Issuer pursuant to this subsection is not paid by such Lender to LC Issuer within three Business Days after the date such payment is due, LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Base Rate plus the Base Rate Margin.

      (d) Distributions to Participants. Whenever LC Issuer has in accordance with this section received from any Lender payment of such Lender's Revolver Percentage of any Matured LC Obligation, if LC Issuer thereafter receives any payment of such Matured LC Obligation or any payment of interest thereon (whether directly from Borrower or by application of LC Collateral or otherwise, and excluding only interest for any period prior to LC Issuer's demand that such Lender make such payment of its Revolver Percentage), LC Issuer will distribute to such Lender its Revolver Percentage of the amounts so received by LC Issuer; provided, however, that if any such payment received by LC Issuer must thereafter be returned by LC Issuer, such Lender shall return to LC Issuer the portion thereof which LC Issuer has previously distributed to it.

      (e) Calculations. A written advice setting forth in reasonable detail the amounts owing under this section, submitted by LC Issuer to Borrower or any Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

      Section 2.10 No Duty to Inquire.

      (a) Drafts and Demands. LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter. LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

      (b) Extension of Maturity. If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of Borrower, or if the amount of any Letter of Credit is increased at the request of Borrower, this Agreement shall be binding upon all Restricted Persons with respect to such Letter of Credit as

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so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by LC Issuer, LC Issuer's correspondents, or any Lender Party in accordance with such extension, increase or other modification.

      (c) Transferees of Letters of Credit. If any Letter of Credit provides that it is transferable, LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by LC Issuer to any purported transferee or transferees as determined by LC Issuer is hereby authorized and approved, and Borrower releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

      Section 2.11 LC Collateral.

      (a) Acceleration of LC Obligations. If the Obligations or any part thereof become immediately due and payable pursuant to Section 8.1 then, unless the Administrative Agent, acting on the instruction of Majority Lenders, shall otherwise specifically elect to the contrary (which election may thereafter be retracted by the Administrative Agent, acting on the instruction of Majority Lenders, at any time), all LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and Borrower shall be obligated to pay to LC Issuer immediately an amount equal to the aggregate LC Obligations which are then outstanding to be held as LC Collateral. Nothing in this subsection shall, however, limit or impair any rights which LC Issuer may have under any other document or agreement relating to any Letter of Credit, LC Collateral or LC Obligation, including any LC Application, or any rights which any Lender Party may have to otherwise apply any payments by Borrower and any LC Collateral under
Section 3.1.

      (b) Investment of LC Collateral. Pending application thereof, all LC Collateral shall be invested by LC Issuer in such Cash Equivalents as LC Issuer may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to Matured LC Obligations or other Obligations which are due and payable. When all Obligations have been satisfied in full, including all LC Obligations, all Letters of Credit have expired or been terminated, and all of Borrower's reimbursement obligations in connection therewith have been satisfied in full, LC Issuer shall release any remaining LC Collateral. Borrower hereby assigns and grants to LC Issuer for the benefit of Lenders a continuing security interest in all LC Collateral paid by it to LC Issuer, all Investments purchased with such LC Collateral, and all proceeds thereof to secure its Matured LC Obligations and its Obligations under this Agreement, each Note, and the other Loan Documents, and Borrower agrees that such LC Collateral, Investments and proceeds shall be subject to all of the terms and conditions of the

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Security Documents. Borrower further agrees that LC Issuer shall have all of the rights and remedies of a secured party under the UCC with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest.

      (c) Payment of LC Collateral. If Borrower is required to provide LC Collateral for any reason but fails to do so as required, LC Issuer or Administrative Agent may without prior notice to Borrower or any other Restricted Person provide such LC Collateral (whether by application of proceeds of other Collateral, by transfers from other accounts maintained with LC Issuer, or otherwise) using any available funds of Borrower or any other Person also liable to make such payments, and LC Issuer or Administrative Agent will give notice thereof to Borrower promptly after such application or transfer. Any such amounts which are required to be provided as LC Collateral and which are not provided on the date required shall, for purposes of each Security Document, be considered past due Obligations owing hereunder, and LC Issuer is hereby authorized to exercise its respective rights under each Security Document to obtain such amounts.

      Section 2.12 Interest Rates and Fees; Reduction in Commitment.

      (a) Interest Rates. Unless the Default Rate shall apply, (i) each Base Rate Loan shall bear interest on each day outstanding at the Base Rate plus the Base Rate Margin in effect on such day and (ii) each Eurodollar Loan shall bear interest on each day during the related Interest Period at the related Eurodollar Rate plus the Eurodollar Rate Margin in effect on such day. During a Default Rate Period, all Loans shall bear interest on each day outstanding at the applicable Default Rate. The interest rate shall change whenever the applicable Base Rate, the Base Rate Margin, the Eurodollar Rate or the Eurodollar Rate Margin changes. In no event shall the interest rate on any Loan exceed the Highest Lawful Rate.

      (b) Commitment Fees. In consideration of each Lender's commitment to make Revolver Loans, Borrower will pay to Administrative Agent for the account of each Lender a commitment fee determined on a daily basis equal to the Commitment Fee Rate in effect on such day times such Lender's Revolver Percentage of the unused portion of the Revolver Commitment on each day during the Commitment Period, determined for each such day by deducting from the amount of the Revolver Commitment at the end of such day the Revolver Facility Usage. This commitment fee shall be due and payable in arrears on the last day of each Fiscal Quarter and at the end of the Commitment Period.

      (c) Reduction in Revolver Commitment. Borrower shall have the right from time to time to permanently reduce the Revolver Commitment, provided that (i) notice of such reduction is given not less than two Business Days prior to such reduction, (ii) the resulting Revolver Commitment is not less than the Revolver Facility Usage, and (iii) each partial reduction shall be in an amount at least equal to $1,000,000 and in multiples of $500,000 in excess thereof.

      (d) Letter of Credit Fees. In consideration of LC Issuer's issuance of any Letter of Credit, Borrower agrees to pay to Administrative Agent, for the account of all Lenders in accordance with their respective Revolver Percentages, a letter of credit fee equal to the Letter of

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Credit Fee Rate (or the Default Rate during the Default Rate Period) applicable each day times the face amount of such Letter of Credit. Such fee will be calculated on the face amount of each Letter of Credit outstanding on each day at the above applicable rates and will be payable in arrears on the last day of each Fiscal Quarter. In addition, Borrower will pay to LC Issuer a minimum administrative issuance fee equal to the greater of $150 or one-eighth percent (0.125%) per annum of the face amount of each letter of credit and such other fees and charges customarily charged by the LC Issuer in respect of any issuance, amendment or negotiation of any Letter of Credit in accordance with the LC Issuer's published schedule of such charges effective as of the date of such amendment or negotiation.

      (e) Administrative Agent's Fees. In addition to all other amounts due to Administrative Agent under the Loan Documents, Borrower will pay fees to Administrative Agent as described in a letter agreement of even date herewith between Administrative Agent and Borrower.

      Section 2.13 Increase in Commitments.

      (a) Borrower shall have the option, without the consent of the Lenders, to cause a single increase in the Term Commitment by adding, subject to the prior approval of Administrative Agent (such approval not to be unreasonably withheld), to this Agreement one or more financial institutions as Lenders (collectively, the "New Term Lenders") or by allowing one or more Lenders to increase their respective Term Commitments; provided however that: (i) prior to and after giving effect to the increase, no Default or Event of Default shall have occurred hereunder and be continuing, (ii) no such increase shall cause the Term Commitment to exceed $725,000,000, (iii) no Lender's Term Commitment shall be increased without such Lender's consent, (iv) such increase shall be evidenced by a Commitment Increase Supplement in form and substance acceptable to Administrative Agent and executed by Borrower, Administrative Agent, New Term Lenders, if any, and Lenders increasing their Term Commitments, if any, and which shall indicate the amount and allocation of such increase in the Term Commitment and the effective date of such increase (the "Term Loan Increase Effective Date"), and (v) Borrower shall use all proceeds of such increase (A) to finance all or a portion of the purchase price of the TXU Fuel Acquisition and (B) to pay the out-of-pocket expenses incurred and fees payable in respect of the TXU Fuel Acquisition and this Agreement. Subject to the terms and conditions hereof (including Section 10.14) and provided that the aggregate amount of all Term Loans does not exceed the total Term Commitment, (i) each New Lender agrees to make a Term Loan to Borrower on the Term Loan Increase Effective Date in the amount of such Lender's Term Commitment set forth on the revised Lender Schedule, and (ii) each existing Lender agrees to make a Term Loan to Borrower on the Term Loan Increase Effective Date in the amount of the increase, if any, in such Lender's Term Commitment.

      (b) Borrower shall have the option, without the consent of the Lenders, from time to time to cause one or more increases in the Revolver Commitment by adding, subject to the prior approval of Administrative Agent (such approval not to be unreasonably withheld), to this Agreement one or more financial institutions as Lenders (collectively, the "New Revolver Lenders", and together with the New Term Lenders, the "New Lenders") or by allowing one or more Lenders to increase their respective Revolver Commitments; provided however that: (i)

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prior to and after giving effect to the increase, no Default or Event of Default shall have occurred hereunder and be continuing, (ii) no such increase shall cause the Revolver Commitment to exceed $225,000,000, (iii) no Lender's Revolver Commitment shall be increased without such Lender's consent, and (iv) such increase shall be evidenced by a Commitment Increase Supplement in form and substance acceptable to Administrative Agent and executed by Borrower, Administrative Agent, New Revolver Lenders, if any, and Lenders increasing their Revolver Commitments, if any, and which shall indicate the amount and allocation of such increase in the Revolver Commitment and the effective date of such increase (the "Revolver Loan Increase Effective Date"). Borrower shall borrow and prepay Revolver Loans on each Revolver Loan Increase Effective Date (and pay any additional amounts required pursuant to Section 3.6) to the extent necessary to keep the outstanding Revolver Loans of each Lender ratable with such Lender's revised Revolver Percentage after giving effect to any nonratable increase in the Revolver Commitments under this Section 2.13(b).

      (c) As a condition precedent to each increase pursuant to subsections (a) and (b) above, Borrower shall deliver to Administrative Agent a certificate of each Restricted Person dated as of the Term Loan Increase Effective Date or Revolver Loan Increase Effective Date, as applicable (each an "Increase Effective Date"), signed by a Co-Chief Executive Officer of such Restricted Person (i) certifying and attaching the resolutions adopted by such Restricted Person approving or consenting to such increase, (ii) certifying that each of the conditions to such increase set forth in Section 2.13(a) or (b), as applicable, shall have occurred and been complied with, and (iii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in this Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the Increase Effective Date after giving effect to such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and (B) no Default or Event of Default exists.

      (d) On each Increase Effective Date, Administrative Agent shall provide to Borrower and each Lender a revised Lender Schedule reflecting the changes, as applicable, in the Revolver Commitment and/or the Term Commitment, each Lender's Revolver Percentage, and/or each Lender's Percentage Share resulting from such increase. On each Increase Effective Date, Borrower shall execute and deliver a Revolver Note (in the form of Exhibit A-1 with appropriate insertions) and/or a Term Note (in the form of Exhibit A-2 with appropriate insertions), as applicable, payable to the order of each New Lender and each existing Lender that has agreed to increase its Revolver Commitment and/or Term Commitment, as applicable. Each financial institution that becomes a New Lender pursuant to this Section 2.13 by the execution and delivery to Administrative Agent of the applicable Commitment Increase Supplement, shall be a "Lender" for all purposes under this Agreement on the applicable Increase Effective Date.

                        ARTICLE III - Payments to Lenders

      Section 3.1 General Procedures. Borrower will make each payment which it owes under the Loan Documents to Administrative Agent for the account of the Lender Party to whom such payment is owed in lawful money of the United States of America, (unless otherwise expressly provided in this Agreement), without set-off, deduction or counterclaim, and in

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immediately available funds. Each such payment must be received by
Administrative Agent not later than noon, Boston, Massachusetts time, on the date such payment becomes due and payable. Any payment received by Administrative Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of Administrative Agent's Note. When Administrative Agent collects or receives money on account of the Obligations, Administrative Agent shall promptly distribute all money so collected or received, and each Lender Party shall apply all such money so distributed, as follows:

      (a) first, for the payment of all Obligations which are then due (and if such money is insufficient to pay all such Obligations, first to any reimbursements due Administrative Agent under Section 6.9 or 10.4 and then to the partial payment of all other Obligations then due in proportion to the amounts thereof, or as Lender Parties shall otherwise agree);

      (b) then for the prepayment of amounts owing under the Loan Documents (other than principal on the Notes) if so specified by Borrower;

      (c) then for the prepayment of principal on the Notes, together with accrued and unpaid interest on the principal so prepaid, and then held as LC Collateral pursuant to Section 2.11(c); and

      (d) last, for the payment or prepayment of any other Obligations.

All payments applied to principal or interest on any Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and accrued interest thereon in compliance with Sections 2.5 and 2.6, as applicable. All distributions of amounts described in any of subsections (b), (c) or (d) above shall be made by Administrative Agent pro rata to each Lender Party then owed Obligations described in such subsection in proportion to all amounts owed to all Lender Parties which are described in such subsection; provided that if any Lender then owes payments to LC Issuer for the purchase of a participation under Section 2.9(c) or to Administrative Agent under Section 9.4, any amounts otherwise distributable under this section to such Lender shall be deemed to belong to LC Issuer or Administrative Agent, respectively, to the extent of such unpaid payments, and Administrative Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Lender. Administrative Agent shall be required to make payments to each Lender by wire transfer to such Lender's Applicable Lending Office.

      Section 3.2 Capital Reimbursement. If either (a) the introduction or implementation of or the compliance with or any change in or in the interpretation of any Law, or (b) the introduction or implementation of or the compliance with any request, directive or guideline from any central bank or other governmental authority (whether or not having the force of Law)

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affects or would affect the amount of capital required or expected to be maintained by any Lender Party or any corporation controlling any Lender Party, then, within five Business Days after demand by such Lender Party, Borrower will pay to Administrative Agent for the benefit of such Lender Party, from time to time as specified by such Lender Party, such additional amount or amounts which such Lender Party shall determine to be appropriate to compensate such Lender Party or any corporation controlling such Lender Party in light of such circumstances, to the extent that such Lender Party reasonably determines that the amount of any such capital would be increased or the rate of return on any such capital would be reduced by or in whole or in part based on the existence of the face amount of such Lender Party's Loans, Letters of Credit, participations in Letters of Credit or commitments under this Agreement.

      Section 3.3 Increased Cost of Eurodollar Loans or Letters of Credit. If any applicable Law (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of Law):

      (a) shall change the basis of taxation of payments to any Lender Party of any principal, interest, or other amounts attributable to any Eurodollar Loan or Letter of Credit or otherwise due under this Agreement in respect of any Eurodollar Loan or Letter of Credit (other than taxes imposed on, or measured by, the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located); or

      (b) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any Eurodollar Loan or any Letter of Credit (excluding those for which such Lender Party is fully compensated pursuant to adjustments made in the definition of Eurodollar Rate) or against assets of, deposits with or for the account of, or credit extended by, such Lender Party; or

      (c) shall impose on any Lender Party or the interbank eurocurrency deposit market any other condition affecting any Eurodollar Loan or Letter of Credit, the result of which is to increase the cost to any Lender Party of funding or maintaining any Eurodollar Loan or of issuing any Letter of Credit or to reduce the amount of any sum receivable by any Lender Party in respect of any Eurodollar Loan or Letter of Credit by an amount deemed by such Lender Party to be material, then such Lender Party shall promptly notify Administrative Agent and Borrower in writing of the happening of such event and of the amount required to compensate such Lender Party for such event (on an after-tax basis, taking into account any taxes on such compensation), whereupon (i) Borrower shall, within five Business Days after demand therefor by such Lender Party, pay such amount to Administrative Agent for the account of such Lender Party and (ii) Borrower may elect, by giving to Administrative Agent and such Lender Party not less than three Business Days' notice, to Convert all (but not less than all) of any such Eurodollar Loans into Base Rate Loans.

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      Section 3.4 Notice; Change of Applicable Lending Office. A Lender Party
shall notify Borrower of any event occurring after the date of this Agreement that will entitle such Lender Party to compensation under Section 3.2, 3.3 or
3.5 hereof as promptly as practicable, but in any event within 90 days, after such Lender Party obtains actual knowledge thereof; provided, that (i) if such Lender Party fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender Party shall, with respect to compensation payable pursuant to Section 3.2, 3.3 or 3.5 in respect of any costs resulting from such event, only be entitled to payment under Section 3.2, 3.3 or
3.5 hereof for costs incurred from and after the date 90 days prior to the date that such Lender Party does give such notice and (ii) such Lender Party will designate a different Applicable Lending Office for the Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender Party, be disadvantageous to such Lender Party, except that such Lender Party shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender Party will furnish to Borrower a certificate setting forth the basis and amount of each request by such Lender Party for compensation under Section 3.2, 3.3 or 3.5 hereof.

      Section 3.5 Availability. If (a) any change in applicable Laws, or in the interpretation or administration thereof of or in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for any Lender Party to fund or maintain Eurodollar Loans or to issue or participate in Letters of Credit, or shall materially restrict the authority of any Lender Party to purchase or take offshore deposits of dollars (i.e., "eurodollars"), or (b) any Lender Party determines that matching deposits appropriate to fund or maintain any Eurodollar Loan are not available to it, or (c) any Lender Party determines that the formula for calculating the Eurodollar Rate does not fairly reflect the cost to such Lender Party of making or maintaining loans based on such rate, then, upon notice by such Lender Party to Borrower and Administrative Agent, Borrower's right to elect Eurodollar Loans from such Lender Party (or, if applicable, to obtain Letters of Credit) shall be suspended to the extent and for the duration of such illegality, impracticability or restriction and all Eurodollar Loans of such Lender Party which are then outstanding or are then the subject of any Borrowing Notice and which cannot lawfully or practicably be maintained or funded shall immediately become or remain, or shall be funded as, Base Rate Loans of such Lender Party. Borrower agrees to indemnify each Lender Party and hold it harmless against all costs, expenses, claims, penalties, liabilities and damages which may result from any such change in Law, interpretation or administration. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

      Section 3.6 Funding Losses. In addition to its other obligations hereunder, Borrower will indemnify each Lender Party against, and reimburse each Lender Party on demand for, any loss or expense incurred or sustained by such Lender Party (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by a Lender Party to fund or maintain Eurodollar Loans), as a result of (a) any payment or prepayment (whether or not authorized or required hereunder) of all or a portion of a Eurodollar Loan on a day other than the day on which the applicable Interest Period ends, (b) any payment or prepayment, whether or not required hereunder, of a Loan made after the delivery, but before the effective date, of a Continuation/Conversion Notice, if such payment or prepayment prevents

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such Continuation/Conversion Notice from becoming fully effective, (c) the failure of any Loan to be made or of any Continuation/Conversion Notice to become effective due to any condition precedent not being satisfied or due to any other action or inaction of any Restricted Person, or (d) any Conversion (whether or not authorized or required hereunder) of all or any portion of any Eurodollar Loan into a Base Rate Loan or into a different Eurodollar Loan on a day other than the day on which the applicable Interest Period ends. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

      Section 3.7 Reimbursable Taxes. Borrower covenants and agrees that:

      (a) Borrower will indemnify each Lender Party against and reimburse each Lender Party for all present and future stamp and other taxes, duties, levies, imposts, deductions, charges, costs, and withholdings whatsoever imposed, assessed, levied or collected on or in respect of this Agreement or any Eurodollar Loans or Letters of Credit (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on or measured by the overall net income of Administrative Agent or such Lender Party or any Applicable Lending Office of such Lender Party (or franchise or equivalent taxes) by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located (all such non-excluded taxes, levies, costs and charges being collectively called "Reimbursable Taxes" in this section). Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

      (b) All payments on account of the principal of, and interest on, each Lender Party's Loans and Note, and all other amounts payable by Borrower to any Lender Party hereunder, shall be made in full without set-off or counterclaim and shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes, all of which will be for the account of Borrower. In the event of Borrower being compelled by Law to make any such deduction or withholding from any payment to any Lender Party, Borrower shall pay on the due date of such payment, by way of additional interest, such additional amounts as are needed to cause the amount receivable by such Lender Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding. If Borrower should make any deduction or withholding as aforesaid, Borrower shall within 60 days thereafter forward to such Lender Party an official receipt or other official document evidencing payment of such deduction or withholding.

      (c) If Borrower is ever required to pay any Reimbursable Tax with respect to any Eurodollar Loan, Borrower may elect, by giving to Administrative Agent and such Lender Party not less than three Business Days' notice, to Convert all (but not less than all) of any such Eurodollar Loan into a Base Rate Loan, but such election shall not diminish Borrower's obligation to pay all Reimbursable Taxes.

      (d) Notwithstanding the foregoing provisions of this section, Borrower shall be entitled, to the extent it is required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America (other than any portion thereof attributable to a change in federal income tax Laws effected after the date hereof) from interest, fees or other amounts payable hereunder for

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the account of any Lender Party, other than a Lender Party (i) who is a U.S.
person for Federal income tax purposes or (ii) who has the Prescribed Forms on file with Administrative Agent (with copies provided to Borrower) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms, provided that if Borrower shall so deduct or withhold any such taxes, it shall provide a statement to Administrative Agent and such Lender Party, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender Party may reasonably request for assisting such Lender Party to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender Party is subject to tax. As used in this section, "Prescribed Forms" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of (x) an income tax treaty between the United States and the country of residence of the Lender Party providing the forms or statements,
(y) the Code, or (z) any applicable rules or regulations thereunder, permit Borrower to make payments hereunder for the account of such Lender Party free of such deduction or withholding of income or similar taxes.

      Section 3.8 Replacement of Lenders. If any Lender Party seeks reimbursement for increased costs under Sections 3.2 through 3.7, then within ninety days thereafter - provided no Event of Default then exists - Borrower shall have the right (unless such Lender Party withdraws its request for additional compensation) to replace such Lender Party by requiring such Lender Party to assign its Loans and Notes and its commitments hereunder to an Eligible Transferee reasonably acceptable to Administrative Agent and Borrower, provided that: (i) all Obligations of Borrower owing to such Lender Party being replaced (including such increased costs and any breakage costs with respect to any outstanding Eurodollar Loans), but excluding principal and accrued interest on the Notes being assigned) shall be paid in full to such Lender Party concurrently with such assignment, and (ii) the replacement Eligible Transferee shall purchase the Note being assigned by paying to such Lender Party a price equal to the principal amount thereof plus accrued and unpaid interest and accrued and unpaid commitment fees thereon. In connection with any such assignment Borrower, Administrative Agent, such Lender Party and the replacement Eligible Transferee shall otherwise comply with Section 10.5. Notwithstanding the foregoing rights of Borrower under this section, however, Borrower may not replace any Lender Party which seeks reimbursement for increased costs under
Section 3.2 through 3.7 unless Borrower is at the same time replacing all Lender Parties which are then seeking such compensation.

                ARTICLE IV - Conditions Precedent to Credit

      Section 4.1 Documents to be Delivered. No Lender has any obligation to make its first Loan, and LC Issuer has no obligation to issue the first Letter of Credit unless Administrative Agent shall have received all of the following, at Administrative Agent's office in Boston, Massachusetts, duly executed and delivered and in form, substance and date satisfactory to Administrative Agent and Syndication Agent:

      (a) This Agreement and any other documents that Lenders are to execute in connection herewith.

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      (b) Each Note.

      (c) Each Security Document listed in the Security Schedule.

      (d) Certain certificates including:

            (i) An "Omnibus Certificate" of the secretary and of the president of LA GP, which shall contain the names and signatures of the officers of LA GP authorized to execute Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of LA GP and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of each Restricted Person and all amendments thereto, certified by the appropriate official of such Restricted Person's jurisdiction of organization, and (3) a copy of any bylaws, agreement of limited partnership or operating agreement of each Restricted Person; and

            (ii) A certificate of the president and of the chief financial officer of LA GP, regarding satisfaction of Section 4.3(a) through (d).

      (e) A certificate (or certificates) of the due formation, valid existence and good standing of each Restricted Person in its respective jurisdiction of organization, issued by the appropriate authorities of such jurisdiction, and certificates of each Restricted Person's good standing and due qualification to do business, issued by appropriate officials in any jurisdictions in which such Restricted Person owns property subject to Security Documents.

      (f) Documents similar to those specified in subsections (d)(i) and (e) of this section with respect to each Guarantor and the execution by it of its guaranty of Borrower's Obligations.

      (g) A favorable opinion of Vinson & Elkins L.L.P., counsel to Restricted Persons, substantially in the form set forth in Exhibit G, and a favorable opinion of local counsel to Administrative Agent for the state of Oklahoma satisfactory to Administrative Agent.

      (h) The Initial Financial Statements and Initial Projections.

      (i) Certificates or binders evidencing Restricted Persons' insurance in effect on the date hereof accompanied by a certificate of an appropriate officer confirming that the insurance is in effect as of such date.

      (j) Copies of such permits and approvals regarding the property and business of Restricted Persons as Administrative Agent may request.

      (k) Payment of all commitment, facility, agency and other fees required to be paid to any Lender pursuant to any Loan Documents or any commitment or fee agreement heretofore entered into.

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      (l) A certificate of the chief financial officer of LA GP (i) certifying the Initial Pro Forma Financial Statements of Borrower delivered pursuant to clause (h) above and reflecting pro forma compliance with each event specified in Section 7.14, and (ii) certifying that Borrower's Consolidated EBITDA for the twelve month period ended September 30, 2003 was not less than $90,000,000.

      (m) A certificate of the chief financial officer of General Partner certifying the Initial Pro Forma Financial Statements of Master Partnership delivered pursuant to clause (h) above and reflecting pro forma compliance with each event specified in Section 7.14.

      (n) Borrower shall have delivered to Administrative Agent copies of all charter or other formation documents of Master Partnership and the Intermediate Entities.

      Section 4.2 Contemporaneous Closings. No Lender has any obligation to make its first Loan, and LC Issuer has no obligation to issue its first Letter of Credit, unless contemporaneously with the first Loan or Letter of Credit hereunder the following conditions have been met in form and substance satisfactory to Administrative Agent and Syndication Agent:

      (a) All Transactions contemplated by the Transaction Documents shall have been consummated in compliance with each of the terms and conditions thereof. No amendment, modification or waiver shall have been made to any of the Transaction Documents except as shall have been approved by Administrative Agent and Syndication Agent.

      (b) After giving effect to the consummation of the Transactions, all representations and warranties made in any Loan Document shall be true on and as of such date.

      (c) Master Partnership shall have received proceeds of an issuance of Common Units on or after December 31, 2003 in an amount of not less than $200,000,000 (prior to the payment of applicable discounts, fees, expenses and commissions).

      (d) Administrative Agent shall have received a certificate of General Partner confirming compliance with the requirements of Section 4.2 (a), (b) and
(c), with attached copies of the Transaction Documents, each certified as being true, correct and complete.

      (e) All obligations under the Existing Credit Agreement shall have been paid in full, except to the extent they are continued under this Agreement with respect to any Lender.

      Section 4.3 Additional Conditions Precedent. No Lender has any obligation to make any Loan (including its first), and LC Issuer has no obligation to issue any Letter of Credit (including its first), unless the following conditions precedent have been satisfied:

      (a) All representations and warranties made by any Restricted Person in any Loan Document shall be true on and as of the date of such Loan or the date of issuance of such Letter of Credit as if such representations and warranties had been made as of the date of such Loan or the date of issuance of such Letter of Credit except to the extent that such representation or

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

warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders.

      (b) No Default shall exist at the date of such Loan or the date of issuance of such Letter of Credit.

      (c) (i) No Material Adverse Change shall have occurred, (ii) no event or circumstance shall have occurred that would reasonably be expected to cause a Material Adverse Change, (iii) no material adverse change shall have occurred in the consolidated financial condition, business, operations, assets or prospects of the Master Partnership and (iv) no event or circumstance shall have occurred that would reasonably be expected to cause a material adverse change in the consolidated financial condition, business, operations, assets or prospects of the Master Partnership, other than, in the case of clauses (iii) and (iv), changes resulting solely from general, regional, industry-wide, or economy-wide developments.

      (d) Each Restricted Person shall have performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date of such Loan or the date of issuance of such Letter of Credit.

      (e) The making of such Loan or the issuance of such Letter of Credit shall not be prohibited by any Law and shall not subject any Lender or any LC Issuer to any penalty or other onerous condition under or pursuant to any such Law.

      (f) Administrative Agent shall have received all documents and instruments which Administrative Agent has then reasonably requested, in addition to those described in Section 4.1 (including opinions of legal counsel for Restricted Persons and Administrative Agent; corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers and representatives of Borrower and other Persons), as to (i) the accuracy and validity of or compliance with all representations, warranties and covenants made by any Restricted Person in this Agreement and the other Loan Documents,
(ii) the satisfaction of all conditions contained herein or therein, and (iii) all other matters pertaining hereto and thereto. All such additional documents and instruments shall be satisfactory to Administrative Agent in form, substance and date.

                   ARTICLE V - Representations and Warranties

      To confirm each Lender's understanding concerning Restricted Persons and Restricted Persons' businesses, properties and obligations and to induce each Lender to enter into this Agreement and to extend credit hereunder, Borrower represents and warrants to each Lender that:

      Section 5.1 No Default. No Restricted Person is in default in the performance of any of the covenants and agreements contained in any Loan Document. No event has occurred and is continuing which constitutes a Default.

      Section 5.2 Organization and Good Standing. Each Restricted Person is duly organized, validly existing and in good standing under the Laws of its jurisdiction of

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organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each Restricted Person is duly qualified, in good standing, and authorized to do business in all other jurisdictions wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where the failure to so qualify has not had, and could not reasonably be expected to have, a Material Adverse Effect.

      Section 5.3 Authorization. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Borrower is duly authorized to borrow funds hereunder.

      Section 5.4 No Conflicts or Consents. The execution and delivery by the various Restricted Persons of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of any Restricted Person or any of its Affiliates, or
(3) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person or any of its Affiliates, (ii) result in the acceleration of any Indebtedness owed by any Restricted Person or any of its Affiliates, or (iii) result in or require the creation of any Lien upon any assets or properties of any Restricted Person or any of its Affiliates except as expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents or disclosed in the Disclosure Schedule, no permit, consent, approval, authorization or order of, and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Loan Document or to consummate any transactions contemplated by the Loan Documents. No Restricted Person is in breach of or in default under any instrument, license or other agreement applicable to or binding upon such Restricted Person, which breach or default has had, or could reasonably be expected to have, a Material Adverse Effect.

      Section 5.5 Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

      Section 5.6 Initial Financial Statements.

      (a) Borrower has heretofore delivered to each Lender true, correct and complete copies of the Initial Financial Statements.

      (b) The Initial Borrower Financial Statements fairly present Borrower's Consolidated and consolidating financial position at the date thereof and the Consolidated and consolidating results of Borrower's operations for the periods thereof, and in the case of the annual Initial Borrower Financial Statements, Consolidated cash flows for the period thereof. Since the date of the annual Initial Borrower Financial Statements, no Material Adverse Change has occurred,

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except as reflected in the quarterly Initial Borrower Financial Statements or in the Disclosure Schedule. All Initial Borrower Financial Statements were prepared in accordance with GAAP.

      (c) To the knowledge of Borrower, the Initial Master Partnership Financial Statements fairly present Master Partnership's Consolidated and consolidating financial position at the date thereof and the Consolidated and consolidating results of Master Partnership's operations for the period thereof. Since the date of the Initial Master Partnership Financial Statements, no Material Adverse Change has occurred, except as reflected in the Disclosure Schedule. To the knowledge of Borrower, all Initial Master Partnership Financial Statements were prepared in accordance with GAAP.

      (d) All Initial Pro Forma Financial Statements of Borrower were prepared in good faith in accordance with GAAP based upon assumptions specified therein with such pro forma adjustments as have been specified therein. The Initial Projections of Borrower were prepared in good faith based upon assumptions specified therein with such pro forma adjustments as have been accepted by Administrative Agent.

      (e) To the knowledge of Borrower, all Initial Pro Forma Financial Statements of Master Partnership were prepared in good faith in accordance with GAAP based upon assumptions specified therein with such pro forma adjustments as have been specified therein. To the knowledge of Borrower, the Initial Projections of Master Partnership were prepared in good faith based upon assumptions specified therein with such pro forma adjustments as have been accepted by Administrative Agent.

      Section 5.7 Other Obligations and Restrictions. No Restricted Person has any outstanding Liabilities of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) that exceed $1,000,000 in the aggregate and not shown in the Initial Financial Statements, disclosed in the Disclosure Schedule or otherwise permitted under Section 7.1. Each Restricted Person has paid all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property, except to the extent that any of the foregoing is not yet due or is being in good faith contested as permitted by Section 6.7.

      Section 5.8 Full Disclosure. No written certificate, statement or other information delivered herewith or heretofore by any Restricted Person to any Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading as of the date made or deemed made. All written information furnished after the date hereof by or on behalf of any Restricted Person to Administrative Agent or any Lender Party in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect in light of the circumstances in which made, or based on reasonable estimates on the date as of which such information is stated or certified. There is no fact known to any Restricted Person that has not been disclosed to each Lender in writing which could cause a Material Adverse Change.

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      Section 5.9 Litigation. Except as disclosed in the Initial Financial
Statements or in the Disclosure Schedule and except for matters that could not reasonably be expected to exceed $1,000,000 (net of insurance) in the aggregate:
(i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Restricted Person threatened, against any Restricted Person or affecting any Collateral (including, without limitation, any which challenge or otherwise pertain to any Restricted Person's title to any Collateral) before any Tribunal, and (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Restricted Person or any Restricted Person's stockholders, partners, directors or officers or affecting any Collateral.

      Section 5.10 Labor Disputes and Acts of God. Except as disclosed in the Disclosure Schedule, neither the business nor the properties of any Restricted Person has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which has had, or could reasonably be expected to have, a Material Adverse Effect.

      Section 5.11 ERISA Plans and Liabilities. All currently existing ERISA Plans are listed in the Disclosure Schedule. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule, no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA in all material respects. No ERISA Affiliate is required to contribute to, or has any other absolute or contingent liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA. Except as set forth in the Disclosure Schedule: (i) no "accumulated funding deficiency" (as defined in Section 412(a) of the Code exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, and (ii) the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits by more than $500,000.

      Section 5.12 Compliance with Laws. Except as set forth in the Disclosure Schedule, each Restricted Person has all permits, licenses and authorizations required in connection with the conduct of its businesses, except to the extent failure to have any such permit, license or authorization has not had, and could not reasonably be expected to have, a Material Adverse Effect. Each Restricted Person is in compliance with the terms and conditions of all such permits, licenses and authorizations, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply has not had, and could not reasonably be expected to have, a Material Adverse Effect. Without limiting the foregoing, each Restricted Person (i) has filed and maintained all tariffs applicable to its business with each applicable agency, (ii) and all such tariffs are in compliance with all Laws administered or promulgated by each applicable agency and (iii) has imposed charges on its customers in compliance with such tariffs, all contracts applicable to its business and all applicable Laws. As used herein, "agency" includes the Federal Energy Regulatory Commission and each other US federal, state, or local governmental

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department, commission, board, bureau, agency or instrumentality having jurisdiction over any Restricted Person or its properties.

      Section 5.13 Environmental Laws. Without limiting the provisions of
Section 5.12 and except as set forth in the Disclosure Schedule:

      (a) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed, and, to Borrower's knowledge, no investigation or review is pending or threatened by any Tribunal or any other Person with respect to any of the following which in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect (i) any alleged generation, treatment, storage, recycling, transportation, disposal, or Release of any Hazardous Materials, either by any Restricted Person or on any property owned by any Restricted Person, (ii) any remedial action which might be needed to respond to any such alleged generation, treatment, storage, recycling, transportation, disposal, or Release, or (iii) any alleged failure by any Restricted Person to have any permit, license or authorization required in connection with the conduct of its business or with respect to any such generation, treatment, storage, recycling, transportation, disposal, or Release.

      (b) No Restricted Person otherwise has any known material contingent liability in connection with any alleged generation, treatment, storage, recycling, transportation, disposal, or Release of any Hazardous Materials.

      (c) No Restricted Person has handled any Hazardous Materials, other than as a generator, on any properties now or previously owned or leased by any Restricted Person to an extent that such handling has had, or could reasonably be expected to have, a Material Adverse Effect.

      (d) Except to the extent that the following in the aggregate has not had, and could not reasonably be expected to have, a Material Adverse Effect:

            (i) no PCBs are or have been present at any properties now or previously owned or leased by any Restricted Person;

            (ii) no asbestos is or has been present at any properties now or previously owned or leased by any Restricted Person;

            (iii) there are no underground storage tanks for Hazardous
                  Materials, active or abandoned, at any properties now or previously owned or leased by any Restricted Person; and

            (iv) no Hazardous Materials have been Released at, on or under any properties now or previously owned or leased by any Restricted Person.

      (e) No Restricted Person has transported or arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under CERCLA, any location listed for possible inclusion on the National Priorities List by the

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Environmental Protection Agency in CERCLIS, nor, except to the extent that has not had, and could not reasonably be expected to have, a Material Adverse Effect, any location listed on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against any Restricted Person for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

      (f) No property now or previously owned or leased by any Restricted Person is listed or proposed for listing on the National Priority list promulgated pursuant to CERCLA, in CERCLIS, nor, except to the extent that has not had, and could not reasonably be expected to have, a Material Adverse Effect, on any similar state list of sites requiring investigation or clean-up.

      (g) There are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Restricted Person, and no government actions of which Borrower is aware have been taken or are in process which could subject any of such properties to such Liens; nor to the knowledge of Borrower, is any Restricted Person required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by such Restricted Person in any deed to such properties.

      (h) There have been no environmental investigations, studies, audits, tests, reviews or other analyses for ground water or soil contamination relating to the Release of Hazardous Materials conducted by or which are in the possession of any Restricted Person in relation to any properties or facility now or previously owned or leased by any Restricted Person which have not been made available to Administrative Agent.

      (i) All Restricted Persons are conducting their businesses in material compliance with all applicable Environmental Laws, and have and are in compliance with all licenses and permits required under any such Laws, unless failure to so comply has not had, and could not reasonably be expected to have, a Material Adverse Effect; (ii) none of the operations or properties of Borrower or any of its Subsidiaries is the subject of federal, or local investigation evaluating whether any material remedial action is needed to respond to a release of any Hazardous Materials into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials, unless such remedial action has not had, and could not reasonably be expected to have, a Material Adverse Effect; and (iii) no Restricted Person has filed any notice under any Law indicating that any such Person is responsible for the improper release into the environment, or the improper storage or disposal, of any material amount of any Hazardous Materials or that any Hazardous Materials have been improperly released, or are improperly stored or disposed of, upon any property of any such Person, unless such failure so to comply has not had, and could not reasonably be expected to have, a Material Adverse Effect.

      Section 5.14 Names and Places of Business. No Restricted Person has, during the preceding five years, had, been known by, or used any other trade or fictitious name, except as disclosed in the Disclosure Schedule. Except as otherwise indicated in the Disclosure Schedule, the chief executive office and principal place of business of each Restricted Person are (and for

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the preceding five years have been) located at the address of Borrower set out in Section 10.3. Except as indicated in the Disclosure Schedule or otherwise disclosed in writing to Administrative Agent, no Restricted Person has any other office or place of business.

      Section 5.15 Borrower's Subsidiaries. Borrower does not presently have any Subsidiary or own any stock in any other corporation or association except those listed in the Disclosure Schedule or disclosed to Administrative Agent in writing. Neither Borrower nor any Restricted Person is a member of any general or limited partnership, limited liability company, joint venture or association of any type whatsoever except those listed in the Disclosure Schedule or disclosed to Administrative Agent in writing. Borrower owns, directly or indirectly, the equity membership or partnership interest in each of its Subsidiaries which is indicated in the Disclosure Schedule or as disclosed to Administrative Agent in writing.

      Section 5.16 Title to Properties; Licenses. Each Restricted Person has good and defensible title to all of its material properties and assets, free and clear of all Liens other than Permitted Liens and of all impediments to the use of such properties and assets in such Restricted Person's business. Each Restricted Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter, and no Restricted Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property unless such failure or violation has not had, and could not reasonably be expected to have, a Material Adverse Effect.

      Section 5.17 Government Regulation. Neither Borrower nor any other Restricted Person owing Obligations is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other Law which regulates the incurring by such Person of Indebtedness, including Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

      Section 5.18 Insider. No Restricted Person, nor any Person having "control" (as that term is defined in 12 U.S.C. Section 375b(9) or in regulations promulgated pursuant thereto) of any Restricted Person, is a "director" or an "executive officer" or "principal shareholder" (as those terms are defined in 12 U.S.C. Section 375b(8) or (9) or in regulations promulgated pursuant thereto) of any Lender, of a bank holding company of which any Lender is a Subsidiary or of any Subsidiary of a bank holding company of which any Lender is a Subsidiary.

      Section 5.19 Solvency. Upon giving effect to the issuance of the Notes, the execution of the Loan Documents by Borrower and each Guarantor and the consummation of the transactions contemplated hereby, (i) Borrower and each Guarantor will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws), and the sum of Borrower's and each Guarantor's absolute and contingent liabilities, including the Obligations or guarantees thereof, shall not exceed the fair market value of such Restricted Person's assets, and (ii) Borrower's and each Guarantor's capital should be adequate for the

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businesses in which such Restricted Person is engaged and intends to be engaged.
Neither Borrower nor any Restricted Person has incurred (whether under the Loan Documents or otherwise), nor does any Restricted Person intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature.

      Section 5.20 Credit Arrangements. Except as set forth on the Disclosure Schedule, neither Master Partnership nor any of its Subsidiaries (other than any Restricted Person) (for purposes of this Section, the "related party") is party to or subject to any credit agreement, loan agreement, indenture, purchase agreement, guaranty or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) that requires, by a covenant of such related party or otherwise, such related party to limit or restrict any action of any Restricted Person or that obligates such related party to cause any Restricted Person to take any action (other than (i) limitations or restrictions on transactions or dealings between any related party or any Restricted Person, and (ii) provisions of the type contained in the Heritage Note Purchase Agreements as in effect on the date of this Agreement).

      Section 5.21 Consummation of Transaction. The Transactions have been consummated in accordance with the Transaction Documents.

                       ARTICLE VI - Affirmative Covenants

      To conform with the terms and conditions under which each Lender is willing to have credit outstanding to Borrower, and to induce each Lender to enter into this Agreement and extend credit hereunder, Borrower covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Majority Lenders, or all Lenders as required under Section 10.1, have previously agreed otherwise:

      Section 6.1 Payment and Performance. Each Restricted Person will pay all amounts due under the Loan Documents, to which it is a party, in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed in the Loan Documents to which it is a party.

      Section 6.2 Books, Financial Statements and Reports. Each Restricted Person will at all times maintain full and accurate books of account and records. Borrower will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year, and will furnish the following statements and reports to each Lender at Borrower's expense:

      (a) As soon as available, and in any event within ninety-five (95) days after (i) August 31, 2004 and (ii) the end of each Fiscal Year thereafter, complete Consolidated financial statements of Borrower together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by Grant Thornton, or other independent certified public accountants selected by General Partner and acceptable to Administrative Agent, stating that such Consolidated financial statements have been so prepared. Such financial statements shall

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contain a Consolidated balance sheet as of the end of such Fiscal Year and
Consolidated statements of earnings for such Fiscal Year. Such financial statements shall set forth in comparative form the corresponding figures for the preceding Fiscal Year (or comparable period). In addition, at the time of delivery of such statements, Borrower will furnish a certificate signed by such accountants (A) stating that they have read this Agreement, (B) confirming the calculations made by Borrower showing compliance (or non-compliance) at the end of such Fiscal Year with the requirements of Section 7.14, and (C) further stating that in making their examination and reporting on the Consolidated financial statements described above they obtained no knowledge of any Default existing at the end of such Fiscal Year, or, if they did so conclude that a Default existed, specifying its nature and period of existence.

      (b) As soon as available, and in any event no later than January 30, 2004 with respect to the Fiscal Quarter ended on November 30, 2003, and within fifty
(50) days after the end of each Fiscal Quarter thereafter, Borrower's Consolidated balance sheet as of the end of such Fiscal Quarter and Borrower's Consolidated statements of income, partners' capital and cash flows for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal year-end adjustments. Such financial statements shall set forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition Borrower will, together with each such set of financial statements and each set of financial statements furnished under subsection (a) of this section, furnish a certificate in the form of Exhibit F, signed on behalf of Borrower by the chief financial officer, principal accounting officer or treasurer of General Partner, stating that such financial statements are accurate and complete in all material respects (subject, in the case of Fiscal Quarter-end statements, to normal year-end adjustments), stating that he has reviewed the Loan Documents, containing calculations showing compliance (or non-compliance) at the end of such Fiscal Quarter with the requirements of Section 7.14, and stating that no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.

      (c) As soon as practical and in any event within ninety five (95) days after the end of each Fiscal Year, complete Consolidated financial statements of Master Partnership, together with all notes thereto, setting forth in each case, in comparative form, corresponding Consolidated figures from the preceding annual audit, all in reasonable detail supported by Grant Thornton LLP, or other independent public accountants of recognized national standing selected by Master Partnership, whose report shall be without limitation as to the scope of the audit; provided however, that at any time when Master Partnership shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the Annual Report on Form 10-K of Master Partnership for such Fiscal Year prepared in compliance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of this clause (c).

      (d) As soon as practical and in any event within fifty (50) days after the end of each Fiscal Quarter, Master Partnership's Consolidated balance sheet as of the end of such Fiscal Quarter and Master Partnership's Consolidated statements of income, partners' capital and cash flows for such Fiscal Quarter for the period from the beginning of the current Fiscal Year to the

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end of such Fiscal Quarter, setting forth in each case, in comparative form, figures for the corresponding period in the preceding Fiscal Year, all in reasonable detail and satisfactory in form to Administrative Agent and certified by an authorized financial officer of Master Partnership as presenting fairly, in all material respects, the information contained therein (except for the absence of footnotes and subject to changes resulting from normal year-end adjustments), in accordance with GAAP; provided however, that at any time when Master Partnership shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the Quarterly Report on Form 10-Q of Master Partnership for such Fiscal Quarter prepared in accordance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of this clause
(d).

      (e) As soon as available, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, a business and financial plan for Borrower (in form reasonably satisfactory to Administrative Agent), prepared or caused to be prepared by a senior financial officer thereof, setting forth for the first year thereof, quarterly financial projections and budgets for Borrower, and thereafter yearly financial projections during the Commitment Period.

      Section 6.3 Other Information and Inspections. Each Restricted Person will furnish to each Lender any information which Administrative Agent or any Lender may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with Restricted Persons' businesses and operations. Each Restricted Person will permit representatives appointed by Administrative Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect during normal business hours any of such Restricted Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Restricted Person shall permit Administrative Agent or its representatives to investigate and verify the accuracy of the information furnished to Administrative Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its officers, employees and, upon prior notice to Borrower, its representatives. Without limitation of the foregoing, within ninety (90) days after the Closing Date and on each anniversary of the Closing Date, and in addition once during each Fiscal Year, if requested by Administrative Agent at the instruction of Majority Lenders, Borrower shall permit commercial financial examiners appointed by Administrative Agent to conduct a commercial finance examination of the business and assets of Restricted Persons and in connection with such examination to have full access to and the right to examine, audit, make abstracts and copies from, and inspect Restricted Persons' records, files, books of account and all other documents, instruments and agreements to which a Restricted Person is a party. Borrower shall pay all reasonable costs and expenses of Administrative Agent associated with any such examination.

      Section 6.4 Notice of Material Events and Change of Address. Each Restricted Person will notify each Lender Party, not later than five (5) Business Days after any executive officer of Restricted Persons has knowledge thereof, stating that such notice is being given pursuant to this Agreement, of:

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      (a) the occurrence of any Material Adverse Change,

      (b) the occurrence of any Default,

      (c) the acceleration of the maturity of any Indebtedness owed by any Restricted Person or of any default by any Restricted Person under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such acceleration or default could cause a Material Adverse Change,

      (d) the occurrence of any Termination Event,

      (e) Under any Environmental Law, any claim of $1,000,000 or more, any notice of potential liability which might reasonably be expected to exceed such amount, or any other material adverse claim asserted against any Restricted Person or with respect to any Restricted Person's properties taken as a whole,

      (f) the filing of any suit or proceeding, or the assertion in writing of a claim against any Restricted Person or with respect to any Restricted Person's properties in which an adverse decision could reasonably be expected to have a Material Adverse Effect, and

      (g) the occurrence of any event of default by Master Partnership or any of its Subsidiaries in the payment or performance of (i) any material obligations such Person is required to pay or perform under the terms of any indenture, mortgage, deed of trust, security agreement, lease, and franchise, or other agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound, to the extent such default or event of default could reasonably be expected to have a Material Adverse Effect in the consolidated financial condition, business, operations, assets or prospects of the Master Partnership, or (ii) any Indebtedness.

Upon the occurrence of any of the foregoing (other than with respect to Master Partnership and its Subsidiaries (other than Restricted Persons)), Restricted Persons will take all necessary or appropriate steps to remedy promptly any such Material Adverse Effect, Default, acceleration, default, or Termination Event, to protect against any such adverse claim, to defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing. Restricted Persons will also notify Administrative Agent and Administrative Agent's counsel in writing at least twenty Business Days prior to the date that any Restricted Person changes its name or its location under the Uniform Commercial Code, furnishing with such notice any necessary financing statement amendments or requesting Administrative Agent and its counsel to prepare the same.

      Section 6.5 Maintenance of Properties. Each Restricted Person will maintain, preserve, protect, and keep all Collateral and all other property used or useful in the conduct of its business in good condition (ordinary wear and tear excepted) and in compliance with all applicable Laws, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

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      Section 6.6 Maintenance of Existence and Qualifications. Each Restricted
Person will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify has not had, and could not reasonably be expected to have, a Material Adverse Effect.

      Section 6.7 Payment of Trade Liabilities, Taxes, etc. Each Restricted Person will (a) timely file all required tax returns including any extensions;
(b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; (c) except with respect to purchases of Hydrocarbon Inventory, within one hundred twenty (120) days after the date such goods are delivered or such services are rendered, pay all Liabilities owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (d) pay all Liabilities owed by it to sellers of Hydrocarbon Inventory on or before the fifty-fifth (55th) day following the last day of the month in which such Hydrocarbon Inventory was delivered or, if later, the due date for such Liability that may be specified in the purchase agreement for such Hydrocarbon Inventory (provided such amounts that are customarily paid following the submission of invoices have been properly invoiced to such Restricted Person for at least twenty-five (25) days), (e) pay and discharge when due all other Liabilities now or hereafter owed by it, other than royalty payments suspended in the ordinary course of business; and (f) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. Each Restricted Person may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof (or the amount thereof that remains unpaid) by appropriate proceedings, if necessary, and has set aside on its books adequate cash reserves therefor in amounts that are required by GAAP.

      Section 6.8 Insurance.

      (a)Each Restricted Person shall at all times maintain (at its own expense) with financially sound and reputable insurance companies insurance in such amounts and against such risks as are customarily maintained by prudent companies engaged in the same or similar businesses operating in the same or similar locations, which may include provisions for deductibles and self insurance levels for health benefit and similar plans as are customarily maintained by such companies. Any insurance policies covering Collateral shall be endorsed (a) to provide for payment of losses to Administrative Agent as its interests may appear, (b) to provide that such policies may not be canceled or reduced or affected in any material manner for any reason without fifteen days prior notice to Administrative Agent, and (c) to provide for any other matters specified in any applicable Security Document or which Administrative Agent may reasonably require. Each Restricted Person will, if so requested by Administrative Agent, deliver to Administrative Agent original or duplicate policies of such insurance and, as often as Administrative Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.

      (b) Reimbursement under any liability insurance maintained by Restricted Persons pursuant to this Section may be paid directly to the Person who has incurred the liability covered by such insurance. With respect to any loss involving damage to Collateral as to which

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subsection (c) of this Section is not applicable, each Restricted Person will make or cause to be made the necessary repairs to or replacements of such Collateral.

      (c) Upon the occurrence and during the continuance of an Event of Default, all insurance payments in respect of Collateral shall be paid to Administrative Agent and, in the discretion of the Administrative Agent, shall be paid to such Restricted Person by Administrative Agent as reimbursement for the costs of repairs or replacements as such repairs or replacements are made or acquired or applied to the Obligations as specified in the Loan Documents.

      Section 6.9 Performance on Borrower's Behalf. If any Restricted Person fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Loan Document, Administrative Agent may pay the same after notice of such payment by Administrative Agent is given to Borrower. Borrower shall immediately reimburse Administrative Agent for any such payments and each amount paid by Administrative Agent shall constitute an Obligation owed hereunder which is due and payable on the date such amount is paid by Administrative Agent.

      Section 6.10 Interest. Borrower hereby promises to each Lender to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any Lender) which Borrower has in this Agreement promised to pay to such Lender and which are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

      Section 6.11 Compliance with Agreements and Law. Each Restricted Person will perform all material obligations it is required to perform under the terms of each indenture, mortgage, deed of trust, security agreement, lease, and franchise, and each agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. Each Restricted Person will conduct its business and affairs in compliance with all Laws applicable thereto and will maintain in good standing all licenses that may be necessary or appropriate to carry on its business, except for failures so to comply that have not had, and could not reasonably be expected to have, a Material Adverse Effect.

      Section 6.12 Environmental Matters; Environmental Reviews.

      (a) Each Restricted Person will comply in all material respects with all Environmental Laws now or hereafter applicable to such Restricted Person as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect.

      (b) Each Restricted Person will promptly furnish to Administrative Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by any Restricted Person or General Partner, or of which it has notice, pending or threatened against any Restricted Person, the potential liability of which exceeds or

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might reasonably be expected to exceed $1,000,000 or could reasonably be expected to have a Material Adverse Effect if resolved adversely against any Restricted Person, by any governmental authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business.

      (c) Each Restricted Person will promptly furnish to Administrative Agent all requests for information, notices of claim, demand letters, and other notifications, received by any Restricted Person or General Partner in connection with its ownership or use of its properties or the conduct of its business, relating to potential responsibility with respect to any investigation or clean-up of Hazardous Material at any location, the potential liability of which exceeds or might reasonably be expected to exceed $1,000,000 or could reasonably be expected to have a Material Adverse Effect if resolved adversely against any Restricted Person.

      Section 6.13 Evidence of Compliance. Each Restricted Person will furnish to each Lender at such Restricted Person's expense all evidence which Administrative Agent from time to time reasonably requests in writing as to the accuracy and validity of or compliance with all representations, warranties and covenants made by any Restricted Person in the Loan Documents, the satisfaction of all conditions contained therein, and all other matters pertaining thereto.

      Section 6.14 Agreement to Deliver Security Documents. Restricted Persons will deliver to further secure the Obligations and any Lender Hedging Obligations whenever requested by Administrative Agent in its sole and absolute discretion, deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other Security Documents in form and substance satisfactory to Administrative Agent for the purpose of granting, confirming, and perfecting first and prior liens or security interests in any real or personal property now owned or hereafter acquired by any Restricted Person.

      Section 6.15 Perfection and Protection of Security Interests and Liens. Each Restricted Person will from time to time deliver to Administrative Agent any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by Restricted Persons in form and substance satisfactory to Administrative Agent, which Administrative Agent requests for the purpose of perfecting, confirming, or protecting any Liens or other rights in Collateral securing any Obligations.

      Section 6.16 Bank Accounts; Offset. To secure the repayment of the Obligations, each Restricted Person hereby grants to each Lender a security interest, a lien, and a right of offset, each of which shall be in addition to all other interests, liens, and rights of any Lender at common Law, under the Loan Documents, or otherwise, and each of which shall be upon and against (a) any and all moneys, securities or other property (and the proceeds therefrom) of such Restricted Person now or hereafter held or received by or in transit to any Lender from or for the account of such Restricted Person, whether for safekeeping, custody, pledge, transmission, collection or otherwise, (b) any and all deposits (general or special, time or demand, provisional or final) of such Restricted Person with any Lender, and (c) any other credits and claims of such

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Restricted Person at any time existing against any Lender, including claims under certificates of deposit. At any time and from time to time during the continuance of any Event of Default, each Lender is hereby authorized to foreclose upon, or to offset against the Obligations then due and payable (in either case without notice to any Restricted Person), any and all items herein above referred to. The remedies of foreclosure and offset are separate and cumulative, and either may be exercised independently of the other without regard to procedures or restrictions applicable to the other.

      Section 6.17 Guaranties of Subsidiaries. Each Subsidiary of Borrower now existing or created, acquired or coming into existence after the date hereof shall execute and deliver to Administrative Agent an absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Borrower hereunder, which guaranty shall be satisfactory to Administrative Agent in form and substance. Each Subsidiary of Borrower existing on the date hereof shall duly execute and deliver such a guaranty prior to the making of any Loan hereunder. Borrower will cause each of its Subsidiaries to deliver to Administrative Agent, simultaneously with its delivery of such a guaranty, written evidence satisfactory to Administrative Agent and its counsel that such Subsidiary has taken all corporate, limited liability company or partnership action necessary to duly approve and authorize its execution, delivery and performance of such guaranty and any other documents which it is required to execute.

      Section 6.18 Compliance with Agreements. Each Restricted Person shall observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such agreement or instrument is materially significant to such Restricted Person or to Restricted Persons on a Consolidated basis or materially significant to any Guarantor, unless any such failure to so observe, perform or comply is remedied within the applicable period of grace (if any) provided in such agreement or instrument.

      Section 6.19 Rents. By the terms of the various Security Documents, certain Restricted Persons are and will be assigning to Administrative Agent, for the benefit of Lender Parties, all of the "Rents" (as defined therein) accruing to the property covered thereby. Notwithstanding any such assignments, so long as no Default has occurred and is continuing, (i) such Restricted Persons may continue to receive and collect from the payors of such Rents all such Rents, subject, however, to the Liens created under the Security Documents, which Liens are hereby affirmed and ratified, and free and clear of such Liens, use the proceeds of the Rents, and (ii) Administrative Agent will not notify the obligors of such Rents or take any other action to cause proceeds thereof to be remitted to Administrative Agent. Upon the occurrence of a Default, Administrative Agent may exercise all rights and remedies granted under the Security Documents, including the right to obtain possession of all Rents then held by such Restricted Persons or to receive directly from the payors of such Rents all other Rents until such time as such Default is no longer continuing. If Administrative Agent shall receive any Rent proceeds from any payor at any time other than during the continuance of a Default, then it shall notify Borrower thereof and (i) upon request and pursuant to the instructions of Borrower, it shall, if no Default is then continuing, remit such proceeds to the Borrower and (ii) at the request and expense of Borrower, execute and deliver a letter to such payors confirming Restricted Persons' right to receive and collect Rents until otherwise notified by Administrative Agent. In no case

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shall any failure, whether purposed or inadvertent, by Administrative Agent to collect directly any such Rents constitute in any way a waiver, remission or release of any of its rights under the Security Documents, nor shall any release of any Rents by Administrative Agent to such Restricted Persons constitute a waiver, remission, or release of any other Rents or of any rights of Administrative Agent to collect other Rents thereafter.

      Section 6.20 Operating Practices. Each Restricted Person shall operate its business in a manner that is consistent with the policies and procedures approved by the board of directors of General Partner and in effect on, and delivered to Administrative Agent and Lenders prior to, the date hereof, and revisions thereto referred to in the following sentence. Borrower shall review such policies and procedures at least annually, and shall promptly recommend to the board of directors of General Partner such revisions to such policies and procedures as may be recommended by Restricted Persons' or, upon consultation with Borrower and its consultants and at the request of Administrative Agent, Administrative Agent's third party consultants, to remedy deficiencies in internal controls, and Borrower shall promptly provide a report to Lenders regarding such policies and procedures, including such policies and procedures which the board of directors of General Partner could adopt and has adopted.

      Section 6.21 Regarding the Systems. Except where a failure could not reasonably be expected to have a Material Adverse Effect, each Restricted Person will: (a) cause to be maintained in full force and effect all easements, rights of way, servitudes, leases, and other agreements necessary to the operations of the Systems and will properly and timely pay all rents and other payments due under the provisions thereof, (b) use reasonable efforts to cure any events of force majeure regarding the Systems, and (c) cause to be maintained all material governmental licenses and permits necessary or appropriate to own and operate the Systems. Except to the extent that any failure could not reasonably be expected to have a Material Adverse Effect, no Restricted Person will (i) permit any of the Systems to be subject to any contractual or other arrangement for gathering, transporting, storage or other services (A) whereby payment is or can be deferred for a substantial period after the month in which performance occurred or is or can be made other than in cash, (B) which is not on a bona fide arms-length basis and at commercially reasonable prices, on terms which are customary in the industry, or (C) for which prepayments in material amounts have been received, (ii) permit to exist any imbalances in respect to the Systems except for those imbalances incurred in the ordinary course of business that are settled in the ordinary course of business, (iii) permit to exist curtailment of services in connection with the Systems other than as required by applicable Laws or as a result of events of force majeure, nor (iv) permit any Systems or any material part thereof to cease to operate (except as a result of customary events of force majeure) or to be abandoned.

      Section 6.22 Maintenance of Separateness.

      (a)   Borrower will, and will cause each other Restricted Person to:

            (i) maintain books and records separate from those of any other Person, including any of its partnership interest holders or any Affiliate or Subsidiary;

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            (ii) maintain its assets in such a manner that it is not more costly or difficult to segregate, identify or ascertain such assets; and

            (iii) observe all organizational formalities.

      (b)   Borrower and the other Restricted Persons, collectively, will:

            (i) hold themselves out to creditors and the public as separate and distinct from any other Person, including General Partner, Master Partnership and their Subsidiaries (other than Restricted Persons);

            (ii) conduct their business in their respective names or in business names or trade names of the Borrower, and use stationary, invoices and checks separate from those of General Partner, Master Partnership and their Subsidiaries (other than Restricted Persons); and

            (iii) not assume, guarantee or pay the debts or obligations of or hold themselves out as being available to satisfy the obligations of any other Person, including General Partner, Master Partnership and their Subsidiaries (other than Restricted Persons), except in an amount not to exceed $3,000,000 in the aggregate or as is expressly permitted by the terms of this Agreement.

      (c) To the extent that Borrower or any other Restricted Person shares the same officers or other employees as any of its Affiliates (other than another Restricted Person), the salaries of and expenses relating to providing benefits to such officers and employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associates with all such common officers and employees.

      (d) To the extent that Borrower or any other Restricted Person jointly contracts with any of its Affiliates (other than another Restricted Person) to do business with vendors or service providers or to share overhead expenses, the costs incurred in doing so shall be allocated fairly among such entities and each such entity shall bear its fair share of such costs. To the extent that Borrower or any other Restricted Person contracts or does business with vendors or service providers where the goods and services are partially for the benefit of an Affiliate (other than another Restricted Person), the costs incurred in doing so shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs.

      (e) To the extent that Borrower or any other Restricted Person have officers in the same location as any of its Affiliates, (other than another Restricted Person), there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                        ARTICLE VII - Negative Covenants

      To conform with the terms and conditions under which each Lender is willing to have credit outstanding to Borrower, and to induce each Lender to enter into this Agreement and make

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the Loans, Borrower covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Majority Lenders, or all Lenders as required under Section 10.1, have previously agreed otherwise:

      Section 7.1 Indebtedness. No Restricted Person will in any manner owe or be liable for Indebtedness except:

      (a) the Obligations;

      (b) Indebtedness of Borrower arising under Hedging Contracts permitted under Section 7.3;

      (c) Indebtedness of any Restricted Person owing to another Restricted Person;

      (d) guaranties by Borrower of trade payables of any of its Subsidiaries incurred and paid in the ordinary course of business on ordinary trade terms;

      (e) Permitted Subordinated Debt;

      (f) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within 2 Business Days after its incurrence;

      (g) Indebtedness owed to any Person providing workers' compensation, health, disability or other employee benefits or property, casualty or liability insurance to any Restricted Person in the ordinary course of business, pursuant to reimbursement or indemnification obligations to such Person;

      (h) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

      (i) other Indebtedness of Borrower not to exceed in the aggregate principal amount of $5,000,000 at any one time outstanding; and

      (j) Indebtedness in respect of deferred income taxes and asset retirement obligations.

      Section 7.2 Limitation on Liens. No Restricted Person will create, assume or permit to exist (i) any Lien upon any accounts, inventory, cash or investment securities which constitute Collateral except (A) Permitted Inventory Liens, (B) statutory Liens in respect of First Purchase Payables, (C) Liens described in clauses (a), (c), (e) and (f) of clause (ii) below, and (D) any other Liens expressly permitted to encumber such Collateral under any Security Document covering such Collateral or (ii) any Lien upon any of the properties or assets, other than such Collateral described in clause (i) above which it now owns or hereafter acquires except the following (Liens, to the extent permitted by this Section, herein called "Permitted Liens"):

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      (a) Liens created pursuant to this Agreement or the Security Documents and
Liens existing on the date of this Agreement and listed in the Disclosure Schedule.

      (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, for which adequate reserves are maintained on the books of any Restricted Person in accordance with GAAP;

      (c) pledges or deposits of cash or securities under worker's compensation, unemployment insurance or other social security legislation;

      (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's, or other like Liens (including, without limitation, Liens on property of any Restricted Person in the possession of storage facilities, pipelines or barges) arising in the ordinary course of business for amounts which are not more than 60 days past due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Restricted Person in accordance with GAAP;

      (e) Liens on cash margin collateral securing only Hedging Contracts permitted under Section 7.3;

      (f) deposits of cash or securities to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

      (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Restricted Person;

      (h) Liens in respect of operating leases and Capital Leases permitted under Section 7.1 covering only the property subject thereto;

      (i) rights reserved to or vested in any governmental authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of law, to revoke or terminate any such right, power, franchise, grant, license or permit or to condemn or acquire by eminent domain or similar process;

      (j) rights reserved to or vested by Law in any governmental authority to in any manner, control or regulate in any manner any of the properties of any Restricted Person or the use thereof or the rights and interests of any Restricted Person therein, in any manner under any and all Laws;

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      (k) rights reserved to the grantors of any properties of any Restricted
Person, and the restrictions, conditions, restrictive covenants and limitations, in respect thereto, pursuant to the terms, conditions and provisions of any rights-of-way agreements, contracts or other agreements therewith;

      (l) inchoate Liens in respect of pending litigation or with respect to a judgment which has not resulted in an Event of Default under Section 8.1; and

      (m) Liens existing on any property of a Person at the time such Person becomes a Restricted Person or existing at the time of acquisition upon any property acquired by the purchase, merger or consolidation or otherwise (whether or not the Indebtedness secured thereby shall have been assumed); provided, however, that in the case of any such Lien (i) such Lien shall at all times be confined solely to any such property and, if required by the terms of the instrument creating such Lien, other property which is an improvement to such acquired property, (ii) such Lien was not created in anticipation of such transaction, and (iii) the Indebtedness secured by such Lien shall be permitted under Section 7.1.

      Section 7.3 Hedging Contracts. No Restricted Person will be a party to or in any manner be liable on:

      (a) any Hedging Contract, except:

            (i) Hedging Contracts entered into by Borrower with the purpose and effect of fixing interest rates on a principal amount of indebtedness of Borrower that is accruing interest at a variable rate; provided that (A) the aggregate notional amount of such contracts never exceeds one hundred percent (100%) of the anticipated outstanding principal balance of the Indebtedness to be hedged by such contracts or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, (B) the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding Indebtedness to be hedged by such contract and (C) each such contract is with an Eligible Counterparty.

            (ii) Hedging Contracts by a Restricted Person with the purpose and effect of fixing the price for Hydrocarbon Inventory not to exceed 100% of Projected Open Hydrocarbon Inventory for the current month and future months; provided, that each such contract is with an Eligible Counterparty. "Projected Open Hydrocarbon Inventory" means (A) the Hydrocarbon Inventory held by such Restricted Person for which price risk is not otherwise substantially eliminated, or (B) the Hydrocarbon Inventory anticipated to be acquired and received, or anticipated to be sold and delivered, by such Restricted Person (including, without limitation, natural gas liquids from processing by a Restricted Person), with such volume and period as corresponds to the volume and period under such Hedging Contract, for which price risk is not otherwise substantially eliminated (such as Hydrocarbon Inventory to be acquired or sold under any contract that is priced on index that substantially eliminates price risk for such Hydrocarbon Inventory).

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            (iii) Hedging Contracts by a Restricted Person in respect of
      Hydrocarbon Inventory with Eligible Counterparties whereby anticipated volume positions, physical and/or financial, sum to zero and gross margins becomes fixed.

      (b) any commodity, interest rate, currency or other swap, option, collar or other derivative transaction pursuant to which any Restricted Person speculates on the movement of commodity prices, securities prices, interest rates, financial markets, currency markets or other items; provided, that nothing contained in this sentence shall prohibit any Restricted Person from entering into non-speculative transactions permitted by Section 7.3(a).

      Section 7.4 Limitation on Mergers, Issuances of Securities. Except as expressly provided in this section, no Restricted Person will (a) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire all or a substantial portion of the business, assets or operations of a Person (whether in a single transaction or a series of related transactions) of, or capital stock of, or be a party to any acquisition of, any Person, except (i) Permitted Investments and (ii) Permitted Acquisitions; or (b) sell, transfer, lease, exchange, alienate or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, except for sales or transfers not prohibited under Section
7.5 hereof. Any Person, other than Borrower, that is a Subsidiary of a Restricted Person may, however, be merged into or consolidated with (i) another Subsidiary of such Restricted Person, so long as a Restricted Person is the surviving business entity, or (ii) such Restricted Person, so long as such Restricted Person is the surviving business entity. Borrower will not issue any securities other than (i) limited partnership interests and any options or warrants giving the holders thereof only the right to acquire such interests,
(ii) general partnership interests issued to LA GP and (iii) debt securities permitted by Section 7.1. No Subsidiary of Borrower will issue any additional shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional shares or other securities except a direct Subsidiary of a Restricted Person may issue additional shares or other securities to such Restricted Person or to Borrower so long as such Subsidiary is a Wholly Owned Subsidiary of Borrower after giving effect thereto. No Subsidiary of Borrower which is a partnership will allow any diminution of Borrower's interest (direct or indirect) therein.

      Section 7.5 Limitation on Sales of Property. No Restricted Person will sell, transfer, lease, exchange, alienate or dispose of any Collateral or any of its other assets or properties or any material interest therein except:

      (a) equipment and other personal property and fixtures that are either (i) obsolete for their intended purposes and disposed of in the ordinary course of business, or (ii) replaced by personal property or fixtures of comparable suitability owned by such Restricted Person free and clear of all Liens except Permitted Liens;

      (b) inventory which is sold in the ordinary course of business on ordinary trade terms;

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      (c) sales or transfers, subject to the Security Documents, by a Person
(other than Borrower) that is a Subsidiary of a Restricted Person to such Restricted Person or to a Wholly Owned Subsidiary of such Restricted Person; and

      (d) sales, transfers or other dispositions of other property for fair consideration that are in the best interests of Borrower and do not and will not materially impair or diminish the value of any Restricted Person's financial condition, business or operations; provided that:

            (i) prior to and immediately after giving effect to such proposed sale no Default or Event of Default shall exist and be continuing, and the consummation of any such transaction would not result in a violation of
      Section 7.14, calculated for such purpose as of the date on which such sale is to be consummated on a pro forma basis after giving effect to any such sale, with Consolidated EBITDA calculated as at the last day of the most recently ended Fiscal Quarter as if such sale had occurred on the first day of the relevant four quarter period;

            (ii) such sale is for consideration consisting of not less than 90% cash;

            (iii) the proceeds of such sale, net of legal fees and other fees and expenses incurred in connection with such sale (the "Net Sale Proceeds"), shall have been applied as follows: (x) within one hundred twenty (120) days after the date of such receipt of Net Sale Proceeds to a Permitted Reinvestment, or (y) to the extent Net Sale Proceeds have not been applied pursuant to the immediately preceding clause (x), such amount (the "Excess Sale Proceeds") shall have been applied to prepay the Term Loans and Revolver Loans as provided in Section 2.6(b) (as used herein, "Permitted Reinvestment" means capital assets that will become a part of the Restricted Persons' Hydrocarbon Inventory marketing, gathering, transmission, processing, treating and pipeline operations, excluding Maintenance Capital Expenditures, and well hook up costs;

            (iv) upon receipt of Net Sale Proceeds by a Restricted Person and until the application thereof as provided in clause (iii)(x) or (y) (such amount herein called the "Unused Proceeds Amount"), such Restricted Person shall either, or in combination equal to the total of such Net Sale Proceeds, both (A) maintain such Net Sale Proceeds in a segregated account with Administrative Agent or (B) apply such Net Sale Proceeds to prepay the Revolver Loans but without reduction of the Revolver Commitment; and

            (v) Administrative Agent shall have received an officer's certificate, satisfactory to Administrative Agent, at least 30 days prior to the consummation of such sale setting forth in reasonable detail satisfaction of the requirements of clauses (i) and (ii) of this Section
      7.5 (d) and the calculation of the projected Net Sale Proceeds.

Any proceeds of insurance in respect of casualty to property that Borrower has determined (which determination must be made with reasonable promptness following such casualty) will not be applied to the repair or replacement thereof in accordance with the Security Documents shall be treated as Net Sale Proceeds upon such determination. No Restricted Person will sell, transfer or otherwise dispose of capital stock of or interest in any of its Subsidiaries except to

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Borrower or a Wholly Owned Subsidiary of Borrower. No Restricted Person will discount, sell, pledge or assign any notes payable to it, accounts receivable or future income. So long as no Default then exists, Administrative Agent will, at Borrower's request and expense, execute a release, satisfactory to Borrower and Administrative Agent, of any Collateral so sold, transferred, leased, exchanged, alienated or disposed of pursuant to clauses (a), (b) or (d) of this Section. No Restricted Person will engage in "trading" of Hydrocarbon Inventory or in the purchase or sale of Hydrocarbon Inventory other than pipeline loss allowance and physical gains.

      Section 7.6 Limitation on Dividends and Redemptions. No Restricted Person will declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or any partnership, limited liability company or other interest in it, nor will any Restricted Person directly or indirectly make any capital contribution of any nature to or purchase, redeem, acquire or retire any shares of the capital stock of or partnership or limited liability company interests in any Restricted Person (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of any Restricted Person, while any Loan or commitment hereunder is outstanding. Notwithstanding the foregoing, (i) Subsidiaries of a Restricted Person shall not be restricted, directly or indirectly, from declaring and paying dividends or making any other distributions to such Restricted Person, and to such Subsidiary's Subsidiary GP pursuant to and in accordance with such Subsidiary's partnership agreement, (ii) no Restricted Person shall be restricted from making capital contributions of any nature to a Wholly Owned Subsidiary of such Restricted Person, and (iii) so long as Borrower shall be in pro forma compliance with each covenant set forth in Section 7.14 prior to and after giving effect to any distribution, and so long as no Event of Default has occurred and is continuing or would result therefrom, Borrower may declare or order and make, pay or set apart, during each Fiscal Quarter, a distribution in respect of its partnership interests if such distribution, together with all other such distributions during such Fiscal Quarter do not exceed Available Cash for the immediately preceding Fiscal Quarter.

      Section 7.7 Limitation on Investments and New Businesses. No Restricted Person will (a) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, (b) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, (c) make any acquisitions of or capital contributions to or other Investments in any Person, other than Permitted Investments, or (d) make any other acquisitions of properties or assets except in the ordinary course of business; provided that the forgoing shall not prohibit any Restricted Person from making any acquisition of assets consisting of capital assets that will become a part of the Restricted Persons' Hydrocarbon Inventory marketing, gathering, transmission, processing, treating and pipeline operations or any acquisition that is permitted by the terms of this Agreement including Permitted Acquisitions. All transactions permitted under the foregoing subsections (a) through (d), inclusive, are subject to Section 7.5. LA GP will not engage in any business other than the ownership of the general partnership interest of the Borrower.

      Section 7.8 Limitation on Credit Extensions. Except for Permitted Investments and Hedging Contracts permitted under Section 7.3(a) hereof, no Restricted Person will extend credit, make advances or make loans other than normal and prudent extensions of credit to

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customers buying goods and services in the ordinary course of business or to another Restricted Person in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner.

      Section 7.9 Transactions with Affiliates. No Restricted Person will engage in any material transaction with any of its Affiliates except: (a) transactions among Borrower and Wholly Owned Subsidiaries of Borrower, subject to the other provisions of this Agreement, (b) Permitted HHI Investments, and (c) transactions entered into in the ordinary course of business of such Restricted Person on terms which are no less favorable to such Restricted Person than those which would have been obtainable at the time in arm's-length transactions with Persons other than such Affiliates.

      Section 7.10 Prohibited Contracts. Except as expressly provided for in the Loan Documents and as described in the Disclosure Schedule, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Subsidiary of Borrower to: (a) pay dividends or make other distributions to Borrower, (b) redeem equity interests held in it by Borrower, (c) repay loans and other indebtedness owing by it to Borrower, or (d) transfer any of its assets to Borrower. No Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Restricted Person to create Liens on any of its assets or property to secure the Obligations. No Restricted Person will enter into any "take-or-pay" contract or other contract or arrangement for the purchase of goods or services which obligates it to pay for such goods or service regardless of whether they are delivered or furnished to it other than contracts for pipeline capacity or for services in either case reasonably anticipated to be utilized in the ordinary course of business. No Restricted Person will amend or permit any amendment to any contract or lease which releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits of Administrative Agent or any Lender under or acquired pursuant to any Security Documents. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA that is subject to Title IV of ERISA.

      Section 7.11 Open Position; Trading. No Restricted Person shall at any time hold any inventory (excluding any inventory classified as a long term asset and working inventory not held for resale) or enter into or be obligated under any purchase or sale contract that is not priced on an index that eliminates price risk, in either case for which there is not an offsetting sale or purchase agreement, an offsetting physical inventory position (excluding inventory classified as a long term asset and working inventory not held for resale), or an offsetting Hedging Contract, in each case that eliminates price risk, provided that any such offsetting agreement, inventory or Hedging Contract shall also eliminate any unusual or speculative basis risk. No Restricted Person shall fail to settle within thirty (30) days after the occurrence thereof, any pipeline delivery or receipt imbalance position or any other imbalance position. However, Restricted Persons may have such inventory, such purchase or sale obligations, and such imbalance positions not otherwise permitted by the forgoing sentences of this Section 7.11; provided, that the aggregate liability of Restricted Persons on same does not exceed $25,000,000 at any one time. No Restricted Person will engage in trading, purchasing, selling or exchanging Hydrocarbon

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Inventory or any contract therefor except incidental to the business of gathering, transmitting, blending, storing or marketing by Restricted Persons.

      Section 7.12 [Intentionally omitted].

      Section 7.13 Commingling of Deposit Accounts and Accounts. Borrower will not, nor will it permit any of its Subsidiaries to, commingle their respective Deposit Accounts or Accounts with the Deposit Accounts or Accounts of (i) Heritage OLP or any of its Subsidiaries or (ii) Master Partnership or any of the Intermediate Entities.

      Section 7.14 Financial Covenants.

      (a) Interest Coverage Ratio. The ratio of Consolidated EBITDA for each period of four consecutive Fiscal Quarters, to Consolidated Interest Expense for such period, will never be less than 2.75 to 1.0.

      (b) Leverage Ratio. (i) At the end of each Fiscal Quarter, (ii) on each date on which Borrower makes a distribution permitted under Section 7.6, and
(iii) on the date of each Permitted Acquisition, both immediately prior to and after giving effect to the consummation thereof, the Leverage Ratio will not be greater than:

            (i)   During the Acquisition Period:            4.75 to 1.0;

            (ii)  Other than during the Acquisition Period: 4.00 to 1.0.

      (c) Adjusted Consolidated Funded Indebtedness to Consolidated EBITDA. (i) At the end of each Fiscal Quarter, (ii) on each date on which Borrower makes a distribution permitted under Section 7.6, and (iii) on the date of each Permitted Acquisition, both immediately prior to and after giving effect to the consummation thereof, the ratio of Adjusted Consolidated Funded Indebtedness to Adjusted Consolidated EBITDA will not be greater than (a) 5.25 to 1.0 on any applicable date of determination from the Closing Date and prior to November 30, 2005, and (b) 5.0 to 1.0 on any applicable date of determination thereafter.

      Section 7.15 TXU Fuel Purchase Agreement. Borrower will not, without the prior consent of Majority Lenders, permit any amendment or waiver of any provision of the TXU Fuel Purchase Agreement if such amendment or waiver would change in any material respects adverse to Master Partnership, Borrower or any Subsidiary of Borrower, as applicable, the indemnifications or guaranties made by any of them or given to any of them in the TXU Fuel Purchase Agreement or change in any material respects adverse to Master Partnership, Borrower or any Subsidiary of Borrower the other terms of the TXU Fuel Purchase Agreement.

                  ARTICLE VIII - Events of Default and Remedies

      Section 8.1 Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

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      (a) Any Restricted Person fails to pay the principal component of any Loan or any reimbursement obligation with respect to any Letter of Credit when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

      (b) Any Restricted Person fails to pay any Obligation (other than the Obligations in subsection (a) above), whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, within five Business Days after the same becomes due;

      (c) Any event defined as a "default" or "event of default" in any Loan Document (other than this Agreement) occurs, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

      (d) Any Restricted Person fails to duly observe, perform or comply with any covenant, agreement or provision of Section 6.7(d) and such failure remains unremedied for ten (10) days; or any Restricted Person fails to duly observe, perform or comply with any covenant, agreement or provision of Section 6.4,
Section 6.21 or Article VII;

      (e) Any Restricted Person fails (other than as referred to in subsections
(a), (b), (c) or (d) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Loan Document to which it is a party, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by Administrative Agent to Borrower;

      (f) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Restricted Person in connection with any Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made;

      (g) Any Loan Document at any time ceases to be valid, binding and enforceable as warranted in Section 5.5 for any reason other than its release or subordination by Lenders or Administrative Agent (as permitted under Section 10.1);

      (h) Any Restricted Person shall default in the payment when due of any principal of or interest on any of its other Indebtedness in excess of $7,500,000 in the aggregate (other than Indebtedness the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained on the books of such Restricted Person in accordance with GAAP), or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity;

      (i) Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Code) in excess of $5,000,000 exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, or
(ii) any Termination Event occurs with

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respect to any ERISA Plan and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $5,000,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount);

      (j) Any Restricted Person:

            (i) has entered against it of a judgment, decree or order for relief by a Tribunal of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it, in each case, which remains undismissed for a period of sixty days; or

            (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar Law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or is generally unable to pay (or admits in writing its inability to so pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

            (iii) has entered against it the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within sixty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

            (iv) has entered against it the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any part of the Collateral in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within sixty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

            (v) has entered against it a final judgment for the payment of money in excess of $7,500,000 (in each case not covered by insurance satisfactory to Administrative Agent in its discretion), unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

            (vi) suffers a writ or warrant of attachment or any similar process to be issued by any Tribunal against all or any substantial part of its assets or any part of the Collateral,

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      and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside;

      (k) Any Change of Control occurs;

      (l) At any time Borrower's long term senior unsecured and unenhanced debt rating is not maintained or is less than BBB or its equivalent at a Rating Agency, Borrower directly or indirectly declares, orders or pays any dividend on, any distribution in respect of, or any purchase, redemption, acquisition or retirement of, any partnership or other equity interest in Borrower, individually or in the aggregate, for any Fiscal Year in an amount greater than the product of (i) Borrower's Percentage of Aggregate Available Cash, multiplied by (ii) the Aggregate Partner Obligations;

      (m) Master Partnership or any of the Intermediate Entities shall incur any Indebtedness that is secured or has a weighted average life or maturity of less than six (6) months after the Maturity Date; or

      (n) Any event of default under any agreement governing secured indebtedness of Heritage OLP relating to (i) bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law with respect to Heritage OLP or any of its Subsidiaries, beyond any period of grace provided with respect thereto in such agreement, or (ii) non-payment of such secured indebtedness or any other indebtedness of Heritage OLP or any of its Subsidiaries, subject to the minimum dollar amount threshold of such indebtedness set forth in such agreement, provided that such non-payment continues for a period of three (3) Business Days beyond any period of grace provided with respect thereto in such agreement, unless, prior to the end of the three (3) Business Day period the lenders party to such agreement have accelerated the maturity of such indebtedness thereunder or blocked the payment or otherwise limited the payment by Heritage OLP of any scheduled "restricted payment" distribution in respect of any partnership or other equity interest in Heritage OLP, in which case such three (3) Business Day period shall no longer apply.

Upon the occurrence of an Event of Default described in subsection (j)(i),
(j)(ii) or (j)(iii) of this section with respect to Borrower, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Restricted Person who at any time ratifies or approves this Agreement. Upon any such acceleration, any obligation of any Lender to make any further Loans and any obligation of LC Issuer to issue Letters of Credit hereunder shall be permanently terminated. During the continuance of any other Event of Default, Administrative Agent at any time and from time to time may with the consent of Majority Lenders (and upon written instructions from Majority Lenders, Administrative Agent shall), without notice to Borrower or any other Restricted Person, do either or both of the following:
(1) terminate any obligation of Lenders to make Loans hereunder and any obligation of LC Issuer to issue Letters of Credit hereunder, and (2) declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of

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demand or of dishonor and nonpayment, protest, notice of
protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower and each Restricted Person who at any time ratifies or approves this Agreement.

      Section 8.2 Remedies. If any Default shall occur and be continuing, each Lender Party may protect and enforce its rights under the Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and each Lender Party may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender Parties under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at Law or in equity.

      Section 8.3 Application of Proceeds after Acceleration. If Administrative Agent collects or receives money on account of the Obligations after the acceleration of the Obligations as provided in Section 8.1, Administrative Agent shall distribute all money so collected or received:

      (a) first to any reimbursements due Administrative Agent hereunder or under any of the Security Documents; and

      (b) then ratably to the payment of the Obligations, including LC Obligations (and among the outstanding Obligations in the manner provided in Section 3.1), and the Lender Hedging Obligations.

Administrative Agent shall have no responsibility to determine the existence or amount of Lender Hedging Obligations and may reserve from the application of amounts under this Section amounts distributable in respect of Lender Hedging Obligations until it has received evidence satisfactory to it of the existence and amount of such Lender Hedging Obligations.

                        ARTICLE IX - Administrative Agent

      Section 9.1 Appointment and Authority. Each Lender Party hereby irrevocably authorizes Administrative Agent, and Administrative Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Loan Documents as are specifically delegated to Administrative Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of Administrative Agent to the other Lender Parties is only that of one commercial lender acting as administrative agent for others, and nothing in the Loan Documents shall be construed to constitute Administrative Agent a trustee or other fiduciary for any Lender Party or any holder of any participation in a Note nor to impose on Administrative Agent duties and obligations other than those expressly provided for in the Loan Documents. With respect to any matters not expressly provided for in the Loan Documents and any matters which the Loan Documents place within the discretion of Administrative Agent, Administrative Agent shall not be required to exercise any discretion or take any action, and it

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may request instructions from Lenders with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lender Parties in so acting or refraining from acting) upon the instructions of Majority Lenders (including itself) or all Lenders, if required, provided, however, that Administrative Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Loan Documents or to applicable Law. Upon receipt by Administrative Agent from Borrower of any communication calling for action on the part of Lenders or upon notice from Borrower or any Lender to Administrative Agent of any Default or Event of Default, Administrative Agent shall promptly notify each other Lender thereof.

      Section 9.2 Exculpation, Administrative Agent's Reliance, Etc. Neither Administrative Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Loan Documents, INCLUDING THEIR NEGLIGENCE OF ANY KIND, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Administrative Agent (a) may treat the payee of any Note as the holder thereof until Administrative Agent receives written notice of the assignment or transfer thereof in accordance with this Agreement, signed by such payee and in form satisfactory to Administrative Agent; (b) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any other Lender Party and shall not be responsible to any other Lender Party for any statements, warranties or representations made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of any Restricted Person or to inspect the property (including the books and records) of any Restricted Person; (e) shall not be responsible to any other Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any instrument or document furnished in connection therewith; (f) may rely upon the representations and warranties of each Restricted Person or Lender Party in exercising its powers hereunder; and (g) shall incur no liability under or in respect of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (including any facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

      Section 9.3 Credit Decisions. Each Lender Party acknowledges that it has, independently and without reliance upon any other Lender Party, made its own analysis of Borrower and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Loan Documents. Each Lender Party also acknowledges that it will, independently and without reliance upon any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

      Section 9.4 Indemnification. EACH LENDER AGREES TO INDEMNIFY ADMINISTRATIVE AGENT (TO THE EXTENT NOT REIMBURSED BY BORROWER WITHIN TEN (10) DAYS AFTER DEMAND) FROM AND AGAINST SUCH LENDER'S PERCENTAGE SHARE OF ANY AND

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ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, FINES,
ACTIONS, JUDGMENTS, SUITS, SETTLEMENTS, COSTS, EXPENSES OR DISBURSEMENTS (INCLUDING REASONABLE FEES OF ATTORNEYS, ACCOUNTANTS, EXPERTS AND ADVISORS) OF ANY KIND OR NATURE WHATSOEVER (IN THIS SECTION COLLECTIVELY CALLED "LIABILITIES AND COSTS") WHICH TO ANY EXTENT (IN WHOLE OR IN PART) MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ADMINISTRATIVE AGENT GROWING OUT OF, RESULTING FROM OR IN ANY OTHER WAY ASSOCIATED WITH ANY OF THE COLLATERAL, THE LOAN DOCUMENTS AND THE TRANSACTIONS AND EVENTS (INCLUDING THE ENFORCEMENT THEREOF) AT ANY TIME ASSOCIATED THEREWITH OR CONTEMPLATED THEREIN (WHETHER ARISING IN CONTRACT OR IN TORT OR OTHERWISE AND INCLUDING ANY VIOLATION OR NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAWS BY ANY PERSON OR ANY LIABILITIES OR DUTIES OF ANY PERSON WITH RESPECT TO HAZARDOUS MATERIALS FOUND IN OR RELEASED INTO THE ENVIRONMENT).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ADMINISTRATIVE AGENT,

provided only that no Lender shall be obligated under this section to indemnify Administrative Agent for that portion, if any, of any liabilities and costs which is proximately caused by Administrative Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each Lender agrees to reimburse Administrative Agent promptly upon demand for such Lender's Percentage Share of any costs and expenses to be paid to Administrative Agent by Borrower under Section 10.4(a) to the extent that Administrative Agent is not timely reimbursed for such expenses by Borrower as provided in such section. As used in this section the term "Administrative Agent" shall refer not only to the Person designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

      Section 9.5 Rights as Lender. In its capacity as a Lender, Administrative Agent shall have the same rights and obligations as any Lender and may exercise such rights as though it were not Administrative Agent. Administrative Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with any Restricted Person or their Affiliates, all as if it were not Administrative Agent hereunder and without any duty to account therefor to any other Lender.

      Section 9.6 Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under Security Documents or rights of banker's lien, set off, or counterclaim against Borrower or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by Administrative Agent under Section 3.1, causes such Lender Party to have received more than it would have received had such payment been received by Administrative Agent and distributed pursuant to Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to

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share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that Administrative Agent and all Lender Parties share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law and, subject to the provisions of Section 6.16, exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal to be paid on account of the possession of such funds prior to such recovery.

      Section 9.7 Investments. Whenever Administrative Agent in good faith determines that it is uncertain about how to distribute to Lender Parties any funds which it has received, or whenever Administrative Agent in good faith determines that there is any dispute among Lender Parties about how such funds should be distributed, Administrative Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Administrative Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Administrative Agent is otherwise required to invest funds pending distribution to Lender Parties, Administrative Agent shall invest such funds pending distribution; all interest on any such Investment shall be distributed upon the distribution of such Investment and in the same proportion and to the same Persons as such Investment. All moneys received by Administrative Agent for distribution to Lender Parties (other than to the Person who is Administrative Agent in its separate capacity as a Lender Party) shall be held by Administrative Agent pending such distribution solely as Administrative Agent for such Lender Parties, and Administrative Agent shall have no equitable title to any portion thereof.

      Section 9.8 Benefit of Article IX. The provisions of this Article are intended solely for the benefit of Lender Parties, and no Restricted Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender (other than in relation to the reference to Section 6.16 contained in Section 9.6 or the right to reasonably approve a successor Administrative Agent under Section 9.9). Lender Parties may waive or amend such provisions as they desire without any notice to or consent of Borrower or any other Restricted Person.

      Section 9.9 Resignation. Administrative Agent may resign at any time by giving written notice thereof to Lenders and Borrower. Each such notice shall set forth the date of such resignation. Upon any such resignation Majority Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval of Borrower, unless a Default has occurred and is continuing, which approval will not be unreasonably withheld. A successor must be appointed for any retiring Administrative Agent, and such Administrative Agent's resignation

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shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Administrative Agent's resignation, no successor Administrative Agent has been appointed and has accepted such appointment, then the retiring Administrative Agent may appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Administrative Agent's resignation hereunder the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

      Section 9.10 Other Agents. The Persons identified herein as the Joint Lead Arrangers and Book Runners, the Syndication Agent, the Co-Documentation Agents, the Senior Managing Agent, and the Co-Agents (collectively the "Co-Agents"), in such capacities, shall not have any duties or responsibilities or incur any liabilities in such agency capacities (as opposed to its capacity as a Lender) under or in connection with this Agreement or under any of the other Loan Documents. The relationship between Borrower, on the one hand, and the Co-Agents and Administrative Agent, on the other hand, shall be solely that of borrower and lender. None of the Co-Agents shall have any fiduciary responsibilities to Borrower or any of its Affiliates. None of the Co-Agents undertakes any responsibility to Borrower or any of its respective Affiliates to review or inform Borrower of any matter in connection with any phase of Borrower's or such Affiliate's business or operations.

                            ARTICLE X - Miscellaneous

      Section 10.1 Waivers and Amendments; Acknowledgments.

      (a) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Lender in exercising any right, power or remedy which such Lender Party may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Restricted Person shall in any case of itself entitle any Restricted Person to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Loan Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (i) if such party is Borrower or a Restricted Person, by Borrower or such Restricted Person, (ii) if such party is Administrative Agent or LC Issuer, by such party, and (iii) if such

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party is a Lender, by such Lender or by Administrative Agent on behalf of
Lenders with the written consent of Majority Lenders, (which consent has already been given as to the termination of the Loan Documents as provided in Section 10.9). Notwithstanding the foregoing or anything to the contrary herein, Administrative Agent shall not, without the prior consent of each individual Lender, execute and deliver on behalf of such Lender any waiver or amendment which would: (1) waive any of the conditions specified in Article IV (provided that Administrative Agent may in its discretion withdraw any request it has made under Section 4.3(f)), (2) increase the Percentage Share of any such Lender or the maximum amount any such Lender is committed to fund in respect of Letter of Credit Obligations and Loans or subject such Lender to any additional obligations (other than pursuant to Section 10.5(c)), (3) reduce any fees payable to such Lender hereunder, or the principal of, or interest on, such Lender's Note, or change any date fixed for any payment of any such fees or interest, (4) reduce any principal amount payable under Section 2.6, change the date for any such payment, or extend the Maturity Date, (5) amend this Section 10.1(a) or the definitions herein of "Majority Lenders" or "Percentage Share" or otherwise change the aggregate amount of Percentage Shares which is required for Administrative Agent, Lenders or any of them to take any particular action under the Loan Documents, (6) release Borrower from its obligation to pay such Lender's Note or any Guarantor from its guaranty of such payment, (7) release any Collateral, except such releases relating to sales of property permitted under Section 7.5, (8) create additional restrictions on participations, assignments or transfers by a Lender, or (9) amend the definition of "Interest Period" to permit Interest Periods of greater than six months unless such period is subject to availability to each Lender.

      (b) Acknowledgments and Admissions. Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by Administrative Agent or any other Lender Party, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iii) there are no representations, warranties, covenants, undertakings or agreements by any Lender Party as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Lender Party has any fiduciary obligation toward Borrower with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the Loan Documents between Borrower and the other Restricted Persons, on one hand, and each Lender Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Loan Documents between any Restricted Person and any Lender Party, (vii) Administrative Agent is not Borrower's Administrative Agent, but Administrative Agent for Lenders, (viii) should an Event of Default or Default occur or exist, each Lender Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time,
(ix) without limiting any of the foregoing, Borrower is not relying upon any representation or covenant by any Lender Party, or any representative thereof, and no such representation or covenant has been made, that any Lender Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Loan Documents with respect to any such Event of Default or

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Default or any other provision of the Loan Documents, and (x) all Lender Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

      (c) Representation by Lenders. Each Lender hereby represents that it will acquire its Note for its own account in the ordinary course of its commercial lending business; however, the disposition of such Lender's property shall at all times be and remain within its control and, in particular and without limitation, such Lender may sell or otherwise transfer its Note, any participation interest or other interest in its Note, or any of its other rights and obligations under the Loan Documents subject to compliance with Sections 10.5(b) through (f), inclusive, and applicable Law.

      (d) Joint Acknowledgment. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      Section 10.2 Survival of Agreements; Cumulative Nature. All of Restricted Persons' various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Restricted Person to any Lender Party under any Loan Document shall be deemed representations and warranties by Borrower or agreements and covenants of Borrower under this Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Loan Documents.

        Section 10.3 Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that Administrative Agent may give telephonic notices to the other Lender Parties), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by facsimile or other electronic transmission, by

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delivery service with proof of delivery, or by registered or certified United
States mail, postage prepaid, to Borrower and Restricted Persons at the address of Borrower specified on the signature pages hereto and to each Lender Party at its address specified on the signature pages hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given
(a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile or other electronic transmission, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail; provided, however, that no Borrowing Notice or Continuation/Conversion Notice shall become effective until actually received by Administrative Agent.

      Section 10.4 Payment of Expenses; Indemnity.

      (a) Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, Borrower will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay: (i) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein, (ii) all reasonable costs and expenses incurred by or on behalf of Administrative Agent (including attorneys' fees, consultants' fees and engineering fees, travel costs and miscellaneous expenses) in connection with
(1) the negotiation, preparation, execution and delivery of the Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto, (2) the filing, recording, refiling and re-recording of any Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (3) the borrowings hereunder and other action reasonably required in the course of administration hereof, (4) monitoring or confirming (or preparation or negotiation of any document related to) any Restricted Person's compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and (iii) all reasonable costs and expenses incurred by or on behalf of any Lender Party (including attorneys' fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the Loan Documents (including this section), any attempt to cure any breach thereunder by any Restricted Person or the defense of any Lender Party's exercise of its rights thereunder. In addition to the foregoing, until all Obligations have been paid in full, Borrower will also pay or reimburse Administrative Agent for all reasonable out-of-pocket costs and expenses of Administrative Agent or its agents or employees in connection with the continuing administration of the Loans and the related due diligence of Administrative Agent, including travel and miscellaneous expenses and fees and expenses of Administrative Agent's outside counsel, reserve engineers and consultants engaged in connection with the Loan Documents.

      (b) Indemnity. Borrower agrees to indemnify each Lender Party, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be

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imposed on, incurred by, or asserted against such Lender Party growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Lender Party or any other Person or any liabilities or duties of any Lender Party or any other Person with respect to Hazardous Materials found in or released into the environment).

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY,

provided only that no Lender Party shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including Borrower or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Lender Party, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender Party" shall refer not only to each Person designated as such in Section 1.1 but also to each director, officer, agent, trustee, attorney, employee, representative and Affiliate of such Persons.

      Section 10.5 Joint and Several Liability; Parties in Interest; Assignments; Replacement Notes.

      (a) All Obligations which are incurred by two or more Restricted Persons shall be their joint and several obligations and liabilities. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and permitted assigns; provided, however, that no Restricted Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of all Lenders. Neither Borrower nor any Affiliates of Borrower shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If Borrower or any Affiliate of Borrower at any time purchases some but less than all of the Obligations owed to all Lender Parties, such purchaser shall not be entitled to any rights of any Lender under the Loan Documents unless and until Borrower or its Affiliates have purchased all of the Obligations.

      (b) No Lender shall sell any participation interest in its commitment hereunder or any of its rights under its Loans or under the Loan Documents to any Person unless the agreement between such Lender and such participant at all times provides: (i) that such participation exists

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only as a result of the agreement between such participant and such Lender and that such transfer does not give such participant any right to vote as a Lender or any other direct claims or rights against any Person other than such Lender,
(ii) that such participant is not entitled to payment from any Restricted Person under Sections 3.2 through 3.6 of amounts in excess of those payable to such Lender under such sections (determined without regard to the sale of such participation), and (iii) unless such participant is an Affiliate of such Lender, that such participant shall not be entitled to require such Lender to take any action under any Loan Document or to obtain the consent of such participant prior to taking any action under any Loan Document, except for actions which would require the consent of all Lenders under subsection (a) of
Section 10.1. No Lender selling such a participation shall, as between the other parties hereto and such Lender, be relieved of any of its obligations hereunder as a result of the sale of such participation. Each Lender which sells any such participation to any Person (other than an Affiliate of such Lender) shall give prompt notice thereof to Administrative Agent and Borrower; provided, however, that no liability shall arise if any Lender fails to give such notice to Borrower.

      (c) Except for sales of participations under the immediately preceding subsection, no Lender shall make any assignment or transfer of any kind of its commitments or any of its rights under its Loans or under the Loan Documents, except for assignments to an Eligible Transferee, or, subject to the provisions of subsection (g) below, to an Affiliate and then only if such assignment is made in accordance with the following requirements:

            (i) Each such assignment shall apply to all Obligations owing to the assignor Lender hereunder and to the unused portion of the assignor Lender's commitments, so that after such assignment is made the assignor Lender shall have a fixed (and not a varying) Percentage Share in its Loans and Notes and be committed to make that Percentage Share of all future Loans, the assignee shall have a fixed Percentage Share in such Loans and Notes and be committed to make that Percentage Share of all future Loans, and the Percentage Share of the Maximum Facility Amount of each of the assignor (if not an assignment of all of its Obligations and commitments) and of the assignee shall equal or exceed $1,000,000 (provided, that all amounts assigned shall be aggregated in calculating the $1,000,000 minimum in the event of simultaneous assignments to or from two or more Affiliates).

            (ii) The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the "Register" (as defined below in this section), an Assignment and Acceptance in the form of Exhibit D, appropriately completed, together with the Note subject to such assignment and a processing fee payable by such assignor Lender (and not at Borrower's expense) to Administrative Agent of $3,500. Upon such execution, delivery, and payment and upon the satisfaction of the conditions set out in such Assignment and Acceptance, then (i) Borrower shall issue new Notes to such assignor and assignee upon return of the old Notes to Borrower, and (ii) as of the "Settlement Date" specified in such Assignment and Acceptance the assignee thereunder shall be a party hereto and a Lender hereunder and Administrative Agent shall thereupon deliver to Borrower and each Lender a revised Schedule 1

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      hereto showing the revised Percentage Shares of such assignor Lender and such assignee Lender and the Percentage Shares of all other Lenders.

            (iii) Each assignee Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, shall (to the extent it has not already done so) provide Administrative Agent and Borrower with the "Prescribed Forms" referred to in Section 3.7(d).

      (d) Any Lender may at any time pledge all or any portion of its Loan and Note (and related rights under the Loan Documents including any portion of its Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release any such Lender from its obligations under any of the Loan Documents; provided that all related costs, fees and expenses in connection with any such pledge shall be for the sole account of such Lender.

      (e) By executing and delivering an Assignment and Acceptance, each assignee Lender thereunder will be confirming to and agreeing with Borrower, Administrative Agent and each other Lender Party that such assignee understands and agrees to the terms hereof, including Article IX hereof.

      (f) Administrative Agent shall maintain a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of Lenders and the Percentage Shares of, and principal amount of the Loans owing to, each Lender from time to time (in this section called the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower and each Lender Party may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes. The Register shall be available for inspection by Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

      (g) Any Lender may assign or transfer its commitment or its rights under its Loans or under the Loan Documents to (i) any Affiliate that is wholly-owned direct or indirect subsidiary of such Lender or of any Person that wholly owns, directly or indirectly, such Lender, or (ii) if such Lender is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by (A) the same investment advisor as any Lender or (B) any Affiliate of such investment advisor that is a wholly-owned direct or indirect subsidiary of any Person that wholly owns, directly or indirectly, such investment advisor, subject to the following additional conditions:

      (x) any right of such Lender assignor (if assignor remains a Lender) and such assignee to vote as a Lender, or any other direct claims or rights against any other Persons, shall be uniformly exercised or pursued in the manner that such Lender assignor would have so exercised such vote, claim or right if it had not made such assignment or transfer;

      (y) such assignee shall not be entitled to payment from any Restricted Person under Sections 3.2 through 3.7 of amounts in excess of those payable to such Lender assignor under such sections (determined without regard to such assignment or transfer); and

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      (z) if such Lender assignor assigns or transfers to such assignee any of such Lender's commitment, such assignee may become primarily liable for such commitment, but such assignment or transfer shall not relieve or release such Lender from such commitment.

      (h) Upon receipt of an affidavit reasonably satisfactory to Borrower of an officer of any Lender as to the loss, theft, destruction or mutilation of its Note or any Security Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or such Security Document, Borrower will execute and deliver, in lieu thereof, a replacement Note in the same principal amount thereof and otherwise of like tenor (or each Restricted Person a party to any such Security Document will execute and deliver a replacement Security Document of like tenor).

      Section 10.6 Confidentiality. Each Lender Party agrees (on behalf of itself and each of its Affiliates, and each of its and their directors, officers, agents, attorneys, employees, and representatives) that it (and each of them) will take all reasonable steps to keep confidential any non-public information supplied to it by or at the direction of any Restricted Person so identified when delivered, provided, however, that this restriction shall not apply to (a) information which has at the time in question entered the public domain, (b) information which is required to be disclosed by Law (whether valid or invalid) of any Tribunal, (c) any disclosure to any Lender Party's Affiliates, auditors, attorneys, or agents, (d) any disclosure to any other Lender Party or to any purchaser or prospective purchaser of participations or other interests in any Loan or Loan Document (provided each such Person first agrees to hold such information in confidence on the terms provided in this section), or (e) any disclosure in the course of enforcing its rights and remedies during the existence of an Event of Default.

      Section 10.7 Governing Law; Submission to Process. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A LOAN DOCUMENT, THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA. BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST BORROWER WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS LENDER PARTIES MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, BORROWER ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. BORROWER AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THE LOAN DOCUMENTS AND WAIVES ANY RIGHT TO STAY OR

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TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF
FORUM NON CONVENIENS. IN FURTHERANCE OF THE FOREGOING, BORROWER HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CORPORATION SERVICE COMPANY, 80 STATE STREET, ALBANY, NEW YORK 12207, AS AGENT OF BORROWER TO RECEIVE SERVICE OF ALL PROCESS BROUGHT AGAINST BORROWER WITH RESPECT TO ANY SUCH PROCEEDING IN ANY SUCH COURT IN NEW YORK, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. COPIES OF ANY SUCH PROCESS SO SERVED SHALL ALSO, IF PERMITTED BY LAW, BE SENT BY REGISTERED MAIL TO BORROWER AT ITS ADDRESS SET FORTH BELOW, BUT THE FAILURE OF BORROWER TO RECEIVE SUCH COPIES SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS AS AFORESAID. BORROWER SHALL FURNISH TO LENDER PARTIES A CONSENT OF CORPORATION SERVICE COMPANY AGREEING TO ACT HEREUNDER PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER PARTIES TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. IF FOR ANY REASON CORPORATION SERVICE COMPANY SHALL RESIGN OR OTHERWISE CEASE TO ACT AS BORROWER'S AGENT, BORROWER HEREBY IRREVOCABLY AGREES TO (A) IMMEDIATELY DESIGNATE AND APPOINT A NEW AGENT ACCEPTABLE TO ADMINISTRATIVE AGENT TO SERVE IN SUCH CAPACITY AND, IN SUCH EVENT, SUCH NEW AGENT SHALL BE DEEMED TO BE SUBSTITUTED FOR CORPORATION SERVICE COMPANY FOR ALL PURPOSES HEREOF AND (B) PROMPTLY DELIVER TO AGENT THE WRITTEN CONSENT (IN FORM AND SUBSTANCE SATISFACTORY TO ADMINISTRATIVE AGENT) OF SUCH NEW AGENT AGREEING TO SERVE IN SUCH CAPACITY.

      Section 10.8 Limitation on Interest. Lender Parties, Restricted Persons and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be contracted for, charged, or received by applicable Law from time to time in effect. Neither any Restricted Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged, or received under applicable Law from time to time in effect, and the provisions of this Section
10.8 shall

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control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. Lender Parties expressly disavow any intention to contract for, charge, or receive excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If
(a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be contracted for, charged or received by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, and to the extent permitted by applicable Law be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender's or holder's option, promptly returned to Borrower or other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender Parties and Restricted Persons (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law.

      Section 10.9 Termination; Limited Survival. In its sole and absolute discretion Borrower may at any time that no Obligations are owing or outstanding elect in a written notice delivered to Administrative Agent to terminate this Agreement. Upon receipt by Administrative Agent of such a notice, if no Obligations are then owing or outstanding this Agreement and all other Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Restricted Person in any Loan Document, any Obligations under Sections 3.2 through 3.6, and any obligations which any Person may have to indemnify or compensate any Lender Party shall survive any termination of this Agreement or any other Loan Document. At the request and expense of Borrower, Administrative Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents. Administrative Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

      Section 10.10 Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

      Section 10.11 Counterparts; Fax. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       85
and the Loan Documents may be validly executed and delivered by facsimile or other electronic transmission.

      Section 10.12 Waiver of Jury Trial, Punitive Damages, etc. RESTRICTED PERSONS AND LENDER PARTIES MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDERS TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND MAKE THE LOANS. BORROWER AND EACH LENDER PARTY HEREBY FURTHER (A) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES," AS DEFINED BELOW, (B) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (C) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

      Section 10.13 Restatement. This Agreement amends and restates the Existing Credit Agreement in its entirety. Borrower hereby agrees that (i) the Indebtedness outstanding under the Existing Credit Agreement and all accrued and unpaid interest thereon and (ii) all accrued and unpaid fees under the Existing Credit Agreement shall be deemed to be outstanding under and governed by this Agreement. Borrower hereby acknowledges, warrants, represents and agrees that this Agreement is not intended to be, and shall not be deemed or construed to be, a novation or release of the Existing Credit Agreement.

      Section 10.14 Special Provisions.

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       86

      (a) From and after the Closing Date, (i) each Exiting Lender shall cease to be a party to this Agreement, (ii) no Exiting Lender shall have any obligations or liabilities under this Agreement with respect to the period from and after the Closing Date and, without limiting the foregoing, no Exiting Lender shall have any Revolver Commitment or Term Commitment under this Agreement or any participation on any Letter of Credit outstanding hereunder, and (iii) no Exiting Lender shall have any rights under the Existing Credit Agreement, this Agreement or any other Loan Document (other than rights under the Existing Credit Agreement expressly stated to survive the termination of the Existing Credit Agreement and the repayment of amounts outstanding thereunder).

      (b) Lenders (that are Lenders under the Existing Credit Agreement) hereby waive any requirements for notice of prepayment, minimum amounts of prepayments of the loans thereunder, ratable reductions of the commitments of Lenders under the Existing Credit Agreement and ratable payments on account of the principal or interest of any loan under the Existing Credit Agreement to the extent that any such prepayment, reductions or payments are required to ensure that, upon the effectiveness of this Agreement, the Revolver Loans of Lenders shall be outstanding on a ratable basis in accordance with their respective Percentage Shares.

      (c) Lenders hereby authorize the Administrative Agent and the Borrower to request Borrowings from Lenders, to make prepayments of Revolver Loans (as defined in the Existing Credit Agreement) and to reduce commitments under the Existing Credit Agreement among Lenders (as defined in the Existing Credit Agreement) in order to ensure that, upon the effectiveness of this Agreement and satisfaction of all conditions precedent under Article IV, the Revolver Loans of Lenders shall be outstanding on a ratable basis in accordance with their respective Percentage Shares and no such Borrowing, prepayment or reduction shall violate any provisions of the Existing Credit Agreement or this Agreement. Lenders hereby confirm that, from and after the Closing Date, all participations of Lenders in respect of Letters of Credit outstanding hereunder pursuant to subsection 2.9(c) shall be based upon the Percentage Shares of the Lenders (after giving effect to this Agreement).

      (d) Effective as of the Closing Date, Borrower hereby terminates in full the commitments of the Exiting Lenders under the Existing Credit Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

      IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

BORROWER:                           LA GRANGE ACQUISITION, L.P.

                                    By:    /s/ LA GP, LLC, its general partner

                                           By:
                                                  ______________________________
                                                  Ray C. Davis
                                                  Co-Chief Executive Officer

                                    Address for Borrower:

                                    2838 Woodside Street
                                    Dallas, Texas 75204
                                    Attention: Lon Kile
                                    Telephone:    214-981-0700
                                    Fax:          214-981-0701

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

                                    FLEET NATIONAL BANK,
                                    Administrative Agent, LC Issuer and
                                    a Lender

                                    By:
                                           _____________________________________
                                           Allison Rossi
                                           Director

                                    Address:

                                    100 Federal Street
                                    Boston, Massachusetts 02110
                                    Attention: Allison Rossi
                                    Mail Code: MADE 10008A

                                    Telephone:    (617) 434-9061
                                    Fax:          (617) 434-3652

                                    FLEET SECURITIES, INC.,
                                    Joint Lead Arranger and Book Runner

                                    By:
                                           _____________________________________
                                           Jeffrey Bloomquist
                                           Vice President

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                                       2

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Syndication Agent and a Lender

                                    By:
                                           _____________________________________
                                           David E. Humphreys
                                           Vice President

                                    Address:

                                    1001 Fannin Street, Suite 2255
                                    Houston, TX 77002
                                    Attention: David Humphreys
                                    Telephone:    (713) 346-2717
                                    Fax:          (713) 650-6354

                                    WACHOVIA CAPITAL MARKETS, LLC,
                                    Joint Lead Arranger and Book Runner

                                    By:
                                           _____________________________________
                                           David E. Humphreys
                                           Vice President

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

                                    THE ROYAL BANK OF SCOTLAND PLC,
                                    as Co-Documentation Agent and a Lender

                                    By:
                                           _____________________________________
                                           Name:  Adam Pettifer
                                           Title: Senior Vice President

                                    Address:

                                    101 Park Avenue
                                    New York, New York 10178
                                    Attention: Chris Clarke
                                    Telephone:    (212) 401-1406
                                    Fax:          (212) 401-1494:

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                                 [CONFORMED THROUGH AUGUST 2004]

                                    BNP PARIBAS,
                                    as Co-Documentation Agent and a Lender

                                    By:
                                           _____________________________________
                                           Name:
                                           Title:

                                    By:
                                           _____________________________________
                                           Name:
                                           Title:

                                    Address:

                                    919 Third Avenue
                                    New York, New York
                                    Attention: Coryn Lantin
                                    Telephone:    (212) 471-6631
                                    Fax:          (212) 841-2683

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                                       5

                                    BANK OF SCOTLAND,
                                    as Senior Managing Agent and a Lender

                                    By:
                                           _____________________________________
                                           Joseph Fratus
                                           First Vice President

                                    Address:

                                    565 Fifth Avenue
                                    New York, New York 10017
                                    Attention: Shirley Vargas
                                    Telephone:    (212) 450-0875
                                    Fax:          (212) 450-2807

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       6

                                    FORTIS CAPITAL CORP.,
                                    as Co-Agent and a Lender

                                    By:
                                           _____________________________________
                                           Name:
                                           Title:

                                    By:
                                           _____________________________________
                                           Name:
                                           Title:

                                    Address:

                                    15455 North Dallas Parkway, Suite 1400
                                    Addison, Texas 75001
                                    Attention: Casey Lowary

                                    Telephone:    (214) 953-9308
                                    Fax:          (214) 754-5982

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                     7

                                    U.S. BANK NATIONAL ASSOCIATION, as
                                    Co-Agent and a Lender

                                    By:
                                           _____________________________________
                                           Name:
                                           Title:

                                    Address:

                                    918 17TH Street DNCOBB3E
                                    Denver, Colorado 80202
                                    Attention: Mark Thompson
                                    Telephone:    (303) 585-4213
                                    Fax:          (303) 585-4362

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                                       8

                                    BMO NESBITT BURNS FINANCING, INC.,
                                    Lender

                                    By:
                                           _____________________________________
                                           Cahal Carmody
                                           Vice President

                                    Address:

                                    700 Louisiana Street, Suite 4400
                                    Houston, Texas 77002
                                    Attention: Cahal Carmody

                                    Telephone: (713) 546-9750
                                    Fax: (713) 23-4007

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       9

                                AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

                                By:
                                       _____________________________________
                                       Name: R. Scott McInnis
                                       Title:   Country Head - USA

                                Address:      177 Avenue of the Americas
                                              New York, NY 10036
                                Attention:    Joel Kaplan
                                Telephone:    (212) 801 9894
                                Fax:          (212) 536 9294

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       10

                                    BANK ONE, NA,
                                    as a Lender

                                    By:
                                           _____________________________________
                                           Name:
                                           Title:

                                    Address:

                                    1 Bank One Plaza, Suite IL 1-0010
                                    Chicago, Illinois 60670
                                    Attention: Jim Moore
                                    Telephone:    (312) 385-7057
                                    Fax:          (312) 385-7096

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       11

                                    COMERICA BANK,
                                    as a Lender

                                    By:
                                           _____________________________________
                                           Michele L. Jones
                                           Vice President - Texas Division

                                    Address:

                                    1601 Elm Street, 2nd Floor
                                    Dallas, Texas 75201
                                    Attention: Michele L. Jones
                                    Telephone:    (214) 969-6563
                                    Fax:          (214) 969-6561

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       12

                                    KEY BANK NATIONAL ASSOCIATION,
                                    as a Lender

                                    By:
                                           _____________________________________
                                           Name:  Kevin D. Smith
                                           Title: Vice President

                                    Address:

                                    127 Public Square
                                    Cleveland, Ohio 44114
                                    Attention: Melissa Pelham
                                    Telephone:    (216) 689-0206
                                    Fax:          (216) 689-5962

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                                       13

                                    WEST LB AG, New York Branch
                                    as a Lender

                                    By:
                                           _____________________________________
                                           Name:
                                           Title:

                                    By:
                                           _____________________________________
                                           Name:
                                           Title:

                                    Address:      1211 Ave of Americas
                                                  New York, New York 10036
                                    Attention:    Jeffrey S. Davidson
                                    Telephone:    212-852-6204
                                    Fax:          212-597-1106

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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

                                           COMPASS BANK,
                                           as a Lender

                                           By:
                                                  ______________________________
                                                  Dorothy Marchand
                                                  Senior Vice President

                                           Address:

                                           24 Greenway Plaza, Suite 1400A
                                           Houston, Texas 77046
                                           Attention: Dorothy Marchand
                                           Telephone:    (713) 968-8272
                                           Fax:          (713) 968-8292

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       15

                                    UFJ BANK LIMITED,
                                    as a Lender

                                    By:
                                           ______________________________
                                           Name: L. J. Perenyi
                                           Title: Vice President

                                    Address:     Structured Finance Department
                                                 55 East 52nd Street, 26th Floor
                                                 New York, NY 10055
                                    Attention: Seiji Tate
                                    Telephone: 212-339-6235
                                    Fax:  212-754-2368

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

                                           HSH NORDBANK, AG, NEW YORK BRANCH,
                                           as a Lender

                                           By:
                                                  ______________________________
                                                  Name:
                                                  Title:

                                           Address:

                                           590 Madison Avenue
                                           New York, New York, 10022
                                           Attention: Rohan Singh
                                           Telephone:    (212) 407-6042
                                           Fax:          (212) 407-6033

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                                       17

                                           Natexis Banques Populaires,
                                           as a Lender

                                           By:
                                                  ______________________________
                                                  Daniel Payer
                                                  Vice President

                                           By:
                                                  ______________________________
                                                  Louis P. Laville, III
                                                  Vice President

                                           Address:

                                           Houston Representative Office
                                           333 Clay Street, Suite 4340
                                           Houston, Texas 77002
                                           Attention: Daniel Payer
                                           Telephone:    (713) 759-9495
                                           Fax:          (713) 571-6167

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       18

                                         BANK OF AMERICA, N.A.
                                         as a Lender

                                         By:
                                                ______________________________
                                                Steven A. Mackenzie
                                                Vice President - Credit Products

                                         Address:

                                         910 Main Street, 67th Floor
                                         Dallas, Texas 75202
                                         Attention:  Steven A. Mackenzie
                                         Telephone:    (214) 209-3680
                                         Fax:          (214) 209-3140

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       19

                                           GUARANTY BANK
                                           as a Lender

                                           By:
                                                  ______________________________
                                                  Jim R. Hamilton
                                                  Senior Vice President

                                           Address:

                                           1100 NE Loop 410
                                           San Antonio, Texas 78209
                                           Attention: Jim R. Hamilton

                                           Telephone: (210) 930-2926
                                           Fax: (210) 930-1783

004726 000020 DALLAS 1786243.3      SECOND AMENDED AND RESTATED CREDIT AGREEMENT
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                                       20

                                    STERLING BANK,
                                    as a Lender

                                    By:
                                           ______________________________
                                           Name:  C. Scott Wilson
                                           Title: Vice President

                                    Address:     2550 North Loop West, Suite 100
                                                 Houston, Texas 77092
                                    Attention:   Cheri Allen - Administrator
                                    Telephone:   (713) 507-7918
                                    Fax:         (713) 507-7948

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                                       21

                                    ALLIED IRISH BANKS P.L.C,
                                    as a Lender

                                    By:
                                           ______________________________
                                           Name:
                                           Title:

                                    Address:

                                    405 Park Avenue, 2nd Floor
                                    New York, New York 10022
                                    Attention: Vaughn Buck / Aidan Lanigan
                                    Telephone:  (212) 515-6768 / (212) 515-6837
                                    Fax:        (212) 339-8325

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                                       22